UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05002

DWS Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation Plus VIP

(Effective on or about May 1, 2012: DWS Alternative Asset Allocation VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
7 Statement of Assets and Liabilities
8 Statement of Operations
9 Statement of Changes in Net Assets
10 Financial Highlights
11 Notes to Financial Statements
15 Report of Independent Registered Public Accounting Firm
16 Information About Your Fund's Expenses
17 Tax Information
17 Proxy Voting
18 Investment Management Agreement Approval
21 Summary of Management Fee Evaluation by Independent Fee Consultant
23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. The fund also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 2.33% and 2.58% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying fund in which the Fund invests.
Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation Plus VIP from 2/2/09 to 12/31/11
[] DWS Alternative Asset Allocation Plus VIP — Class A [] MSCI World Index [] Barclays Capital U.S. Aggregate Bond Index [] Blended Index
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.
Comparative Results
DWS Alternative Asset Allocation Plus VIP		1-Year	Life of Fund*
Class A	Growth of $10,000	$9,713	$13,797
	Average annual total return	-2.87%	11.68%
MSCI World Index	Growth of $10,000	$9,446	$15,041
	Average annual total return	-5.54%	15.02%
Barclays Capital U.S. Aggregate Bond Index	Growth of $10,000	$10,784	$12,279
	Average annual total return	7.84%	7.29%
Blended Index	Growth of $10,000	$9,862	$14,327
	Average annual total return	-1.38%	13.12%
DWS Alternative Asset Allocation Plus VIP		1-Year	Life of Class**
Class B	Growth of $10,000	$9,688	$12,604
	Average annual total return	-3.12%	9.25%
MSCI World Index	Growth of $10,000	$9,446	$12,845
	Average annual total return	-5.54%	10.18%
Barclays Capital U.S. Aggregate Bond Index	Growth of $10,000	$10,784	$12,012
	Average annual total return	7.84%	7.35%
Blended Index	Growth of $10,000	$9,862	$12,703
	Average annual total return	-1.38%	9.70%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

** The Fund commenced offering Class B shares on May 18, 2009. Index returns began on May 31, 2009.

Management Summary December 31, 2011 (Unaudited)

DWS Alternative Asset Allocation Plus VIP invests in eight DWS mutual funds, plus five exchange-traded funds, that together provide diversified exposure to alternative asset classes. The Fund returned -2.87% (Class A shares, unadjusted for contract charges) during 2011, while its blended benchmark returned -1.38%.1

We define the alternative allocations in terms of three segments: absolute return, real return and nontraditional.

The real return allocation, which holds investments whose returns should outpace the rate of inflation over time, was the best-performing segment of the Fund. The key contributors within this segment were its allocations to floating-rate notes, global infrastructure stocks and global inflation-protected securities.

The positive performance of the real return allocation was offset by negative returns in the nontraditional allocation, which invests in funds that provide diversification but that may not yet be held in traditional portfolios. Here, the largest detractors from performance were our allocations to emerging-markets and international small-cap equities.

The absolute return segment, which seeks to generate positive returns independent of market direction, invests in DWS Disciplined Market Neutral Fund. This fund, which holds offsetting long and short positions in U.S. equities, finished the year with a modest gain and provided an element of stability at a time of high volatility in the financial markets.

During the past year, we added two holdings to help diversify the Fund into areas that most investors may not have exposure to in their portfolios: preferred stocks and convertible securities. Preferred stocks generally have a relatively low correlation with the returns of bonds and common stocks, as well as the potential to generate dividends.2 Convertible securities offer a low correlation to fixed-income assets and a higher, but imperfect, correlation with equities. We also eliminated the Fund's exposure to DWS Gold & Precious Metals Fund. We are finding this sector to be less attractive, given that higher production costs are eating away at mining companies' profit margins.

Our core belief is that meaningful diversification is best achieved by investing across all asset classes, and not just among the various segments of the stock market. We believe this Fund, which offers one-stop access to more than a dozen asset classes, is an excellent way for investors to achieve this higher level of portfolio diversification, though diversification neither assures a profit nor guarantees against loss.

Robert Wang

Inna Okounkova

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

1 The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A -1.0 equals total negative correlation.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)		12/31/11	12/31/10
Market Neutral	DWS Disciplined Market Neutral Fund	16%	18%
Emerging Markets	DWS Emerging Markets Equity Fund DWS Enhanced Emerging Markets Fixed Income Fund WisdomTree Emerging Markets Local Debt Fund	16%	18%
Commodities	DWS Enhanced Commodity Strategy Fund	14%	13%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	12%	14%
Global Inflation Protected Securities	DWS Global Inflation Fund	11%	14%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	10%	5%
Floating Rate Notes	DWS Floating Rate Fund	10%	5%
Money Market Fund	Central Cash Management Fund	3%	4%
International Treasury Bond	SPDR Barclays Capital International Treasury Bond	2%	2%
Convertible Securities	SPDR Barclays Capital Convertible Securities	2%	—
Preferred Stock	iShares S&P U.S. Peferred Stock Index Fund	2%	—
International Small Cap Equities	iShares MSCI EAFE Small Cap Index ETF* Vanguard FTSE All World ex-US Small-Cap Fund	2%	2%
Gold	DWS Gold & Precious Metals Fund*	—	5%
		100%	100%

* Not held in the portfolio as of December 31, 2011.

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Mutual Funds 87.8%
DWS Disciplined Market Neutral Fund "Institutional" (a)	835,394	7,944,600
DWS Emerging Markets Equity Fund "Institutional" (a)	218,611	3,180,783
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	2,015,550	6,873,025
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	382,858	3,820,923
DWS Floating Rate Fund "Institutional" (a)	522,355	4,748,203
DWS Global Inflation Fund "Institutional" (a)	484,759	5,206,317
DWS RREEF Global Infrastructure Fund "Institutional" (a)	458,007	4,790,758
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	856,670	5,705,422
Total Mutual Funds (Cost $43,574,759)		42,270,031

Exchange-Traded Funds 9.4%
iShares S&P U.S. Preferred Stock Index Fund	25,512	908,738
	Shares	Value ($)

SPDR Barclays Capital Convertible Securities	25,222	912,280
SPDR Barclays Capital International Treasury Bond	15,658	921,160
Vanguard FTSE All World ex-US Small-Cap Fund	11,448	887,792
WisdomTree Emerging Markets Local Debt Fund	18,789	913,897
Total Exchange-Traded Funds (Cost $4,842,816)		4,543,867

Cash Equivalents 2.8%
Central Cash Management Fund, 0.07% (a) (b) (Cost $1,325,334)	1,325,334	1,325,334

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $49,742,909)+	100.0	48,139,232
Other Assets and Liabilities, Net	0.0	1,817
Net Assets	100.0	48,141,049

+ The cost for federal income tax purposes was $50,424,692. At December 31, 2011, net unrealized depreciation for all securities based on tax cost was $2,285,460. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $692,224 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,977,684.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

FTSE: Financial Times and the London Stock Exchange

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$42,270,031	$—	$—	$42,270,031
Exchange-Traded Funds	4,543,867	—	—	4,543,867
Short-Term Investments	1,325,334	—	—	1,325,334
Total	$48,139,232	$—	$—	$48,139,232

There have been no transfers between Level 1 and Level 2 fair value measurements during the year December 31, 2011.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $44,900,093)	$43,595,365
Investments in non-affiliated Underlying Funds, at value (cost $4,842,816)	4,543,867
Total investments in securities, at value (cost $49,742,909)	48,139,232
Receivable for Fund shares sold	47,112
Dividends receivable	23,469
Other assets	968
Total assets	48,210,781
Liabilities
Payable for Fund shares redeemed	427
Accrued expenses and other liabilities	69,305
Total liabilities	69,732
Net assets, at value	$48,141,049
Net Assets Consist of
Undistributed net investment income	1,795,516
Net unrealized appreciation (depreciation) on investments	(1,603,677)
Accumulated net realized gain (loss)	(229,107)
Paid-in capital	48,178,317
Net assets, at value	$48,141,049
Class A Net Asset Value, offering and redemption price per share ($7,227,232 ÷ 545,891 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.24
Class B Net Asset Value, offering and redemption price per share ($40,913,817 ÷ 3,093,124 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Income distributions from affiliated Underlying Funds	$1,876,609
Dividends	120,860
Income distributions — Central Cash Management Fund	917
Total income	1,998,386
Expenses: Management fee	108,963
Administration fee	39,791
Services to shareholders	1,364
Distribution service fee (Class B)	82,133
Custodian fee	8,922
Audit and tax fees	43,966
Legal fees	9,504
Reports to shareholders	25,251
Trustees' fees and expenses	3,515
Other	2,921
Total expenses before expense reductions	326,330
Expense reductions	(123,484)
Total expenses after expense reductions	202,846
Net investment income (loss)	1,795,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(546,833)
Sale of non-affiliated Underlying Funds	11,285
Capital gain distributions from affiliated Underlying Funds	324,704
Capital gain distributions from non-affiliated Underlying Funds	15,876
(194,968)
Change in net unrealized appreciation (depreciation) on investments	(3,200,100)
Net gain (loss)	(3,395,068)
Net increase (decrease) in net assets resulting from operations	$(1,599,528)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$1,795,540	$432,715
Net realized gain (loss)	(194,968)	94,561
Change in net unrealized appreciation (depreciation)	(3,200,100)	1,382,244
Net increase (decrease) in net assets resulting from operations	(1,599,528)	1,909,520
Distributions to shareholders from: Net investment income: Class A	(92,242)	(29,328)
Class B	(344,882)	(74,563)
Net realized gains: Class A	(18,623)	(23,912)
Class B	(86,109)	(82,873)
Total distributions	(541,856)	(210,676)
Fund share transactions: Class A Proceeds from shares sold	4,338,660	3,888,928
Reinvestment of distributions	110,865	53,240
Payments for shares redeemed	(1,860,159)	(529,532)
Net increase (decrease) in net assets from Class A share transactions	2,589,366	3,412,636
Class B Proceeds from shares sold	26,120,308	19,061,697
Reinvestment of distributions	430,991	157,436
Payments for shares redeemed	(6,800,233)	(1,070,014)
Net increase (decrease) in net assets from Class B share transactions	19,751,066	18,149,119
Increase (decrease) in net assets	20,199,048	23,260,599
Net assets at beginning of period	27,942,001	4,681,402
Net assets at end of period (including undistributed net investment income of $1,795,516 and $426,034, respectively)	$48,141,049	$27,942,001
Other Information
Class A Shares outstanding at beginning of period	362,411	101,099
Shares sold	314,437	298,581
Shares issued to shareholders in reinvestment of distributions	7,774	4,172
Shares redeemed	(138,731)	(41,441)
Net increase (decrease) in Class A shares	183,480	261,312
Shares outstanding at end of period	545,891	362,411
Class B Shares outstanding at beginning of period	1,656,043	270,064
Shares sold	1,910,807	1,454,814
Shares issued to shareholders in reinvestment of distributions	30,203	12,329
Shares redeemed	(503,929)	(81,164)
Net increase (decrease) in Class B shares	1,437,081	1,385,979
Shares outstanding at end of period	3,093,124	1,656,043

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.85	$12.63	$10.00
Income (loss) from investment operations: Net investment incomeb	.64	.46	.57
Net realized and unrealized gain (loss)	(1.02)	1.09	2.06
Total from investment operations	(.38)	1.55	2.63
Less distributions from: Net investment income	(.19)	(.18)	—
Net realized gains	(.04)	(.15)	—
Total distributions	(.23)	(.33)	—
Net asset value, end of period	$13.24	$13.85	$12.63
Total Return (%)c,d	(2.87)	12.46	26.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	1
Ratio of expenses before expense reductions (%)e	.61	.94	11.67	*
Ratio of expenses after expense reductions (%)e	.30	.21	.21	*
Ratio of net investment income (%)	4.72	3.51	5.39	*
Portfolio turnover rate (%)	39	6	155	**
a For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the affiliated Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

	Years Ended December 31,
Class B	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.84	$12.61	$10.87
Income (loss) from investment operations: Net investment incomeb	.61	.42	.35
Net realized and unrealized gain (loss)	(1.03)	1.09	1.39
Total from investment operations	(.42)	1.51	1.74
Less distributions from: Net investment income	(.15)	(.13)	—
Net realized gains	(.04)	(.15)	—
Total distributions	(.19)	(.28)	—
Net asset value, end of period	$13.23	$13.84	$12.61
Total Return (%)c,d	(3.12)	12.15	16.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	23	3
Ratio of expenses before expense reductions (%)e	.86	1.19	5.37	*
Ratio of expenses after expense reductions (%)e	.55	.46	.61	*
Ratio of net investment income (%)	4.47	3.26	4.66	*
Portfolio turnover rate (%)	39	6	155	**
a For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the affiliated Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation Plus VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in other affiliated DWS funds (the "Underlying DWS Funds") or directly in the securities and derivative investments in which such Underlying DWS Funds could invest. The Fund may also invest in exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,795,516
Undistributed net long-term capital gains	$452,676
Unrealized appreciation (depreciation) on investments	$(2,285,460)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$437,124	$210,676
Distributions from long-term capital gains	$104,732	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $34,828,813 and $14,662,009, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $4,354,840 and $650,638, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

RREEF America L.L.C. ("RREEF") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Funds, RREEF provides investment management services to the portions of Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At December 31, 2011, the Fund did not invest in more than 5% of any Underlying DWS Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in other DWS Funds	.200%
On assets invested in all other assets not considered DWS Funds	1.200%

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2011 through April 30, 2011, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.21%
Class B	.61%

For the period from May 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.35%
Class B	.75%

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.32%
Class B	.57%

For the year ended December 31, 2011, the Advisor has agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement charged to the Fund was $108,963, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $39,791, of which $14,473 was waived and $7,379 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2011
Class A	$48	$48	$—
Class B	45	—	10
	$93	$48	$10

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2011, the Distribution Service Fee aggregated $82,133, of which $8,439 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,443, of which $2,630 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At December 31, 2011, one Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 98%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 95%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation Plus VIP:

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation Plus VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation Plus VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$947.70	$947.00
Expenses Paid per $1,000*	$1.67	$2.85
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,023.49	$1,022.28
Expenses Paid per $1,000*	$1.73	$2.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation Plus VIP	.34%	.58%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

The Fund paid distributions of $0.04 per share from net long-term capital gains during its year ended December 31, 2011, of which 100% represents 15% rate gains.

The Fund designated $504,098 as capital gain dividends for the year ended December 31, 2011, of which 100% represents 15% rate gains.

For corporate shareholders, 7% of income dividends paid during the Fund's fiscal year ended December 31, 2011 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Alternative Asset Allocation Plus VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Agreement, the "Agreements") between DWS and RREEF America L.L.C. ("RREEF"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS and RREEF are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, QS Investors' and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, QS Investors and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2010, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, QS Investors and RREEF historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fees paid to QS Investors and RREEF, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, QS Investors and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DWS from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2AAAP-2 (R-025824-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Balanced VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
22 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
26 Notes to Financial Statements
33 Report of Independent Registered Public Accounting Firm
34 Information About Your Fund's Expenses
35 Tax Information
35 Proxy Voting
36 Investment Management Agreement Approval
39 Summary of Management Fee Evaluation by Independent Fee Consultant
41 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.67% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital U.S. Aggregate Bond Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,858	$13,533	$10,310	$12,666
	Average annual total return	-1.42%	10.61%	0.61%	2.39%
Russell 1000 Index	Growth of $10,000	$10,150	$15,134	$9,990	$13,896
	Average annual total return	1.50%	14.81%	-0.02%	3.34%
Barclays Capital U.S. Aggregate Bond Index	Growth of $10,000	$10,784	$12,171	$13,701	$17,535
	Average annual total return	7.84%	6.77%	6.50%	5.78%

The growth of $10,000 is cumulative.

Management Summary December 31, 2011 (Unaudited)

During the 12 months ended December 31, 2011, the Fund returned -1.42% (Class A shares, unadjusted for contract charges). The Russell 1000® Index, the Fund's equity benchmark, returned 1.50%, and the Barclays Capital U.S. Aggregate Bond Index, the Fund's bond benchmark, returned 7.84%.1,2 DWS Balanced VIP consists of over one dozen investment strategies, including investments in six exchange-traded funds (ETFs) and a global tactical asset allocation overlay strategy (GTAA).3,4

Three key factors led to the Fund's underperformance in the annual period. First, the GTAA strategy finished the year with a negative total return, which offset some of the gains in the equity and fixed income portions of the Fund. Second, a number of the underlying strategies underperformed their respective benchmarks, which in turn pressured the relative performance of the Fund as a whole. And third, the Fund held an average weighting of 17% in international equities, which lagged their U.S. counterparts by a wide margin. On a longer-term basis, however, we believe international stocks are a critical element of a truly diversified portfolio. In terms of absolute performance, the best returns were turned in by the Funds' domestic equity strategies, which include investments across the range of market capitalization (large to small) and investment style (growth and value). This portion of the portfolio had a weighting of 41% as of December 31, 2011.5

The Fund's bond allocation (weighted at 38%) also produced a positive absolute return, with our positions in high yield, emerging markets, global inflation-linked bonds, the SPDR Barclays Capital International Treasury Bond ETF and our core fixed-income strategy all finishing the annual period with a gain.6 The Fund's allocation to bonds also provided income and a measure of ballast at a time of heightened volatility for stocks. We believe this underscores the potential value of the Fund's highly diversified approach.

We believe the continuation of the European debt crisis will lead to ongoing volatility in the world equity markets during 2012. Still, we believe the markets have largely priced in these risks, creating potential opportunities for longer-term investors. We are maintaining a rigorous approach to strategic and tactical asset allocation, combined with diligent risk management. As the market environment continues to evolve, we will review these strategic allocations annually and alter the Fund's asset mix as we deem appropriate.

We believe DWS Balanced VIP, by virtue of its extensive diversification, continues to offer investors a compelling way to gain exposure to a wide range of asset classes within the global financial markets.

Robert Wang

Inna Okounkova

Thomas Picciochi

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

4 The global tactical asset allocation strategy (GTAA) attempts to take advantage of inefficiencies within global bond, equity and currency markets. The GTAA strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular, exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.

5 Diversification neither assures a profit nor guarantees against a loss.

6 The SPDR Barclays Capital International Treasury Bond ETF tracks the Barclays Global Treasury Ex-U.S. Capped Index. The international bond ETF invests at least 80% of securities that are in the underlying index, as well as derivatives such as swaps and options. Some of the regions represented in the bond ETF are Japan, Germany, France, Italy and Greece.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common Stocks	53%	55%
Exchange-Traded Funds — Equity	5%	5%
Total Equity	58%	60%

Exchange-Traded Funds — Fixed income	11%	7%
Government & Agency Obligations	10%	9%
Corporate Bonds	7%	7%
Mortgage-Backed Securities Pass-Throughs	7%	7%
Commercial Mortgage-Backed Securities	1%	2%
Asset-Backed	1%	0%
Municipal Bonds and Notes	1%	1%
Preferred Stocks	0%	1%
Total Fixed Income	38%	34%

Cash Equivalents	4%	6%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Senior Loans and Preferred Securities)	12/31/11	12/31/10

Information Technology	15%	16%
Financials	15%	13%
Health Care	12%	10%
Energy	12%	14%
Consumer Discretionary	10%	12%
Industrials	10%	11%
Consumer Staples	10%	9%
Materials	6%	6%
Utilities	6%	4%
Telecommunication Services	4%	5%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 54.5%
Consumer Discretionary 4.9%
Auto Components 0.6%
BorgWarner, Inc.* (b)	9,232	588,448
Bridgestone Corp.	4,700	106,387
Continental AG*	3,140	195,443
Minth Group Ltd.	121,217	113,820
Nippon Seiki Co., Ltd.	9,581	103,747
Tenneco, Inc.*	1,565	46,606
TRW Automotive Holdings Corp.*	10,119	329,879
		1,484,330
Automobiles 0.3%
Honda Motor Co., Ltd.	13,667	416,191
Renault SA	12,700	437,747
		853,938
Distributors 0.3%
Genuine Parts Co.	11,995	734,094
Li & Fung Ltd.	61,000	112,143
		846,237
Diversified Consumer Services 0.3%
H&R Block, Inc.	57,185	933,831
Hotels Restaurants & Leisure 0.9%
Bwin.Party Digital Entertainment PLC	16,806	42,623
Domino's Pizza UK & IRL PLC	15,236	94,963
McDonald's Corp.	7,286	731,004
Paddy Power PLC (c)	2,975	171,007
Paddy Power PLC (c)	53	3,067
REXLot Holdings Ltd.	1,781,323	116,877
Starwood Hotels & Resorts Worldwide, Inc.	16,851	808,343
Trump Entertainment Resorts, Inc.*	2	37
Wynn Resorts Ltd. (b)	3,497	386,384
		2,354,305
Household Durables 0.1%
Hajime Construction Co., Ltd.	3,464	71,149
Jarden Corp.	2,745	82,021
Sony Corp.	6,800	122,550
		275,720
Internet & Catalog Retail 0.0%
Shutterfly, Inc.*	2,155	49,048
Leisure Equipment & Products 0.1%
Universal Entertainment Corp.	7,550	208,493
Media 0.1%
Aegis Group PLC	22,884	51,107
Charm Communications, Inc. (ADR)* (b)	8,966	77,735
JC Decaux SA*	3,705	85,064
Postmedia Network Canada Corp.*	623	5,535
Vertis Holdings, Inc.*	111	61
		219,502
Multiline Retail 0.2%
Dollar General Corp.*	10,385	427,239
Specialty Retail 1.2%
Advance Auto Parts, Inc.	1,847	128,607
Aeropostale, Inc.*	4,713	71,873
Bed Bath & Beyond, Inc.*	10,444	605,439
	Shares	Value ($)

Dick's Sporting Goods, Inc.	14,997	553,089
Fast Retailing Co., Ltd.	1,300	236,246
Guess?, Inc.	2,470	73,655
hhgregg, Inc.* (b)	4,141	59,837
L'Occitane International SA	38,141	76,388
Limited Brands, Inc.	27,888	1,125,281
Sally Beauty Holdings, Inc.*	5,629	118,941
Urban Outfitters, Inc.* (b)	3,290	90,672
Yamada Denki Co., Ltd.	600	40,767
		3,180,795
Textiles, Apparel & Luxury Goods 0.8%
Adidas AG	1,600	104,070
Burberry Group PLC	4,384	80,228
Coach, Inc.	9,525	581,406
Deckers Outdoor Corp.*	1,850	139,805
NIKE, Inc. "B"	13,002	1,253,003
		2,158,512
Consumer Staples 5.7%
Beverages 1.1%
C&C Group PLC (c)	29,435	109,311
C&C Group PLC (c)	524	1,930
Carlsberg AS "B"	2,700	190,693
Heineken NV	15,400	710,948
PepsiCo, Inc.	29,708	1,971,126
		2,984,008
Food & Staples Retailing 1.9%
AIN Pharmaciez, Inc.	1,435	68,930
Costco Wholesale Corp.	12,757	1,062,913
CVS Caremark Corp.	30,694	1,251,701
Kato Sangyo Co., Ltd.	3,234	62,387
Tesco PLC	9,500	59,471
Wal-Mart Stores, Inc.	12,642	755,486
Walgreen Co.	16,117	532,828
Wesfarmers Ltd.	4,377	131,903
Whole Foods Market, Inc.	12,726	885,475
Woolworths Ltd.	9,100	233,418
		5,044,512
Food Products 1.9%
Diamond Foods, Inc. (b)	2,690	86,806
General Mills, Inc.	15,398	622,233
Golden Agri-Resources Ltd.	922,000	506,820
Green Mountain Coffee Roasters, Inc.*	774	34,714
Kellogg Co.	26,980	1,364,379
Kraft Foods, Inc. "A"	19,105	713,763
Mead Johnson Nutrition Co.	9,434	648,399
Nestle SA (Registered)	5,400	310,029
Sara Lee Corp.	32,693	618,552
SunOpta, Inc.* (b)	19,011	91,633
TreeHouse Foods, Inc.*	1,666	108,923
		5,106,251
Tobacco 0.8%
Altria Group, Inc.	41,635	1,234,478
Philip Morris International, Inc.	9,333	732,454
		1,966,932
Energy 6.4%
Energy Equipment & Services 1.5%
AMEC PLC	7,984	112,018
Dresser-Rand Group, Inc.*	2,194	109,503
	Shares	Value ($)

Halliburton Co.	12,607	435,068
John Wood Group PLC	8,909	88,254
Lamprell PLC	17,667	73,463
National Oilwell Varco, Inc.	3,671	249,591
Noble Corp.*	23,504	710,291
Oil States International, Inc.*	7,431	567,505
ProSafe SE	9,231	62,998
SBM Offshore NV	7,610	156,432
Schlumberger Ltd.	15,753	1,076,087
Tecnicas Reunidas SA	1,140	40,906
Transocean Ltd.	10,237	392,998
		4,075,114
Oil, Gas & Consumable Fuels 4.9%
Americas Petrogas, Inc.*	9,867	28,862
Anadarko Petroleum Corp.	13,892	1,060,376
Approach Resources, Inc.*	2,106	61,937
BP PLC	32,800	233,905
Canadian Natural Resources Ltd.	23,815	889,967
Chevron Corp.	10,093	1,073,895
Concho Resources, Inc.*	1,757	164,719
ConocoPhillips	11,461	835,163
Energy XXI (Bermuda) Ltd.*	854	27,226
EOG Resources, Inc.	9,345	920,576
Exxon Mobil Corp.	14,067	1,192,319
INPEX Corp.	40	251,543
Marathon Oil Corp.	28,989	848,508
Marathon Petroleum Corp.	20,639	687,072
Nexen, Inc.	30,557	486,162
Occidental Petroleum Corp.	20,738	1,943,151
Plains Exploration & Production Co.*	12,926	474,643
Rosetta Resources, Inc.*	1,188	51,678
Royal Dutch Shell PLC "B"	18,760	713,934
Suncor Energy, Inc.	29,573	852,590
Tullow Oil PLC	5,900	128,247
Ultra Petroleum Corp.*	1,391	41,215
		12,967,688
Financials 6.9%
Capital Markets 0.9%
Affiliated Managers Group, Inc.*	914	87,698
Ameriprise Financial, Inc.	6,892	342,119
Ashmore Group PLC	26,967	139,302
Hargreaves Lansdown PLC	5,781	38,494
ICAP PLC	8,545	45,971
Jefferies Group, Inc. (b)	4,662	64,103
Lazard Ltd. "A"	1,858	48,512
Partners Group Holding AG	754	131,345
T. Rowe Price Group, Inc. (b)	17,015	969,004
The Goldman Sachs Group, Inc.	4,648	420,319
UOB-Kay Hian Holdings Ltd.	48,702	57,660
Waddell & Reed Financial, Inc. "A"	2,285	56,600
		2,401,127
Commercial Banks 1.3%
Banco Comercial Portugues SA "R"* (b)	820,000	143,669
BOC Hong Kong (Holdings) Ltd.	315,000	742,704
DBS Group Holdings Ltd.	29,500	261,321
DGB Financial Group, Inc.*	7,882	88,749
DnB NOR ASA	19,900	194,446
Mizuho Financial Group, Inc.	94,000	126,855
National Australia Bank Ltd.	50,961	1,214,903
Prosperity Bancshares, Inc.	2,304	92,966
Resona Holdings, Inc.	50,800	223,508
	Shares	Value ($)

Societe Generale	5,964	132,365
Sumitomo Mitsui Financial Group, Inc.	4,000	111,285
Westpac Banking Corp.	5,900	120,429
Zions Bancorp.	1,737	28,278
		3,481,478
Consumer Finance 0.2%
Discover Financial Services	24,093	578,232
Diversified Financial Services 0.5%
IG Group Holdings PLC	12,523	92,678
ING Groep NV (CVA)*	29,026	206,846
Investor AB "B"	6,900	128,217
JPMorgan Chase & Co.	28,616	951,482
		1,379,223
Insurance 3.1%
Allianz SE (Registered)	530	50,652
Assurant, Inc.	23,159	950,909
AXA SA	52,624	678,189
Fidelity National Financial, Inc. "A"	45,149	719,224
HCC Insurance Holdings, Inc.	22,250	611,875
Lincoln National Corp.	40,923	794,725
MetLife, Inc.	22,079	688,423
Old Mutual PLC	220,369	461,181
PartnerRe Ltd.	15,542	997,952
Prudential Financial, Inc.	15,534	778,564
Transatlantic Holdings, Inc.	12,795	700,270
Zurich Financial Services AG*	3,550	801,644
		8,233,608
Real Estate Investment Trusts 0.6%
American Tower Corp. "A"	13,989	839,480
CapitaMall Trust (REIT)	383,000	501,153
Klepierre (REIT)	3,900	110,799
Westfield Group (REIT) (Units)	16,500	131,857
		1,583,289
Real Estate Management & Development 0.3%
CapitaLand Ltd.	74,300	126,246
K Wah International Holdings Ltd.	332,379	84,220
Mitsubishi Estate Co., Ltd.	24,900	371,507
Mitsui Fudosan Co., Ltd.	8,900	129,528
Sumitomo Realty & Development Co., Ltd.	1,000	17,485
		728,986
Health Care 6.9%
Biotechnology 0.8%
Celgene Corp.*	21,566	1,457,862
Gilead Sciences, Inc.*	15,054	616,160
Onyx Pharmaceuticals, Inc.*	1,110	48,784
		2,122,806
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	20,211	1,000,040
Becton, Dickinson & Co.	10,015	748,321
CareFusion Corp.*	17,122	435,070
CONMED Corp.*	2,436	62,532
Edwards Lifesciences Corp.*	5,460	386,022
NxStage Medical, Inc.*	5,466	97,185
Sirona Dental Systems, Inc.*	1,791	78,876
St. Jude Medical, Inc.	15,365	527,019
Terumo Corp.	3,200	150,529
Thoratec Corp.*	4,955	166,290
Zeltiq Aesthetics, Inc.* (b)	3,702	42,055
		3,693,939
	Shares	Value ($)

Health Care Providers & Services 2.3%
Aetna, Inc.	15,095	636,858
Centene Corp.*	4,781	189,280
Express Scripts, Inc.*	23,097	1,032,205
Fleury SA	9,868	113,215
Fresenius Medical Care AG & Co. KGaA	4,553	309,359
Humana, Inc.	9,430	826,162
McKesson Corp.	26,343	2,052,383
Universal American Corp.	5,765	73,273
WellCare Health Plans, Inc.*	1,513	79,433
WellPoint, Inc.	9,569	633,946
		5,946,114
Health Care Technology 0.1%
SXC Health Solutions Corp.*	2,404	135,778
Life Sciences Tools & Services 0.2%
Life Technologies Corp.*	2,470	96,108
Thermo Fisher Scientific, Inc.*	10,104	454,377
		550,485
Pharmaceuticals 2.1%
Flamel Technologies SA (ADR)*	12,271	63,932
GlaxoSmithKline PLC	96,800	2,207,294
Merck & Co., Inc.	32,953	1,242,328
Mitsubishi Tanabe Pharma Corp.	40,200	635,738
Novo Nordisk AS "B"	1,157	133,108
Pacira Pharmaceuticals, Inc.*	12,451	107,701
Questcor Pharmaceuticals, Inc.*	6,398	266,029
Teva Pharmaceutical Industries Ltd. (ADR) (b)	22,904	924,405
VIVUS, Inc.* (b)	7,628	74,373
		5,654,908
Industrials 6.0%
Aerospace & Defense 1.9%
BE Aerospace, Inc.*	3,383	130,956
European Aeronautic Defence & Space Co. NV	25,300	787,114
Northrop Grumman Corp.	10,641	622,286
Raytheon Co.	19,228	930,250
TransDigm Group, Inc.*	5,977	571,879
United Technologies Corp.	26,013	1,901,290
		4,943,775
Airlines 0.1%
Cebu Air, Inc.	36,118	53,608
Ryanair Holdings PLC (ADR)*	3,383	94,251
		147,859
Building Products 0.0%
Congoleum Corp.*	3,800	0
Commercial Services & Supplies 0.3%
Babcock International Group PLC	14,591	165,995
Serco Group PLC	9,743	71,643
Stericycle, Inc.*	6,857	534,297
		771,935
Construction & Engineering 0.1%
Aecom Technology Corp.*	3,837	78,927
Chicago Bridge & Iron Co. NV	4,113	155,472
Hochtief AG	900	52,058
SOCAM Development Ltd.	51,137	47,227
Yongnam Holdings Ltd.	466,392	82,760
		416,444
	Shares	Value ($)

Electrical Equipment 1.0%
AMETEK, Inc.	21,625	910,413
Mitsubishi Electric Corp.	31,600	302,137
Nidec Corp.	3,100	269,068
Prysmian SpA	3,591	44,378
Roper Industries, Inc.	9,840	854,801
Schneider Electric SA	3,690	192,842
		2,573,639
Machinery 1.7%
Altra Holdings, Inc.*	4,208	79,237
Amtek Engineering Ltd.	124,825	56,657
Andritz AG	1,230	101,905
Austal Ltd.	26,484	58,289
Dover Corp.	26,845	1,558,352
EVA Precision Industrial Holdings Ltd.	484,184	117,078
Joy Global, Inc.	739	55,403
Mitsubishi Heavy Industries Ltd.	14,200	60,436
Nabtesco Corp.	8,600	156,292
Navistar International Corp.*	11,379	431,037
Parker Hannifin Corp.	12,732	970,815
Rational AG	465	101,223
Rotork PLC	3,719	111,066
SPX Corp.	7,536	454,195
WABCO Holdings, Inc.*	2,035	88,319
		4,400,304
Marine 0.1%
Kawasaki Kisen Kaisha Ltd.	47,000	84,699
Mitsui O.S.K Lines Ltd.	62,529	241,852
		326,551
Professional Services 0.0%
Brunel International NV	2,270	66,650
Road & Rail 0.4%
Norfolk Southern Corp.	15,844	1,154,394
Trading Companies & Distributors 0.3%
JFE Shoji Holdings, Inc.	18,089	75,350
MISUMI Group, Inc.	4,905	112,558
Mitsubishi Corp.	29,467	594,203
Sumikin Bussan Corp.	35,538	89,954
		872,065
Transportation Infrastructure 0.1%
Koninklijke Vopak NV	2,796	147,306
Information Technology 9.2%
Communications Equipment 1.3%
Cisco Systems, Inc.	53,149	960,934
Harris Corp. (b)	2,039	73,485
Nokia Corp.	17,400	84,082
Polycom, Inc.*	2,162	35,241
QUALCOMM, Inc.	39,516	2,161,525
Sycamore Networks, Inc.*	3,151	56,403
		3,371,670
Computers & Peripherals 2.4%
Apple, Inc.*	10,906	4,416,930
EMC Corp.* (b)	67,465	1,453,196
Hewlett-Packard Co.	22,849	588,591
		6,458,717
	Shares	Value ($)

Electronic Equipment, Instruments & Components 0.1%
Cognex Corp.	2,861	102,395
E Ink Holdings, Inc.	61,995	80,709
Nippon Electric Glass Co., Ltd.	9,800	97,363
		280,467
Internet Software & Services 0.5%
Google, Inc. "A"*	1,692	1,092,863
Internet Initiative Japan, Inc.	15	53,738
NIC, Inc.	5,838	77,704
United Internet AG (Registered)	6,215	111,001
		1,335,306
IT Services 1.1%
Accenture PLC "A"	21,325	1,135,130
Cap Gemini	4,000	124,420
Cardtronics, Inc.*	5,758	155,811
International Business Machines Corp.	5,679	1,044,255
VeriFone Systems, Inc.*	11,160	396,403
		2,856,019
Office Electronics 0.1%
Canon, Inc.	6,300	278,768
Semiconductors & Semiconductor Equipment 1.0%
ARM Holdings PLC	14,760	136,072
Atmel Corp.*	5,416	43,869
EZchip Semiconductor Ltd.*	1,590	45,045
FSI International, Inc.*	15,076	55,178
Intel Corp. (b)	73,737	1,788,122
Skyworks Solutions, Inc.*	28,004	454,225
Tokyo Electron Ltd.	900	45,725
		2,568,236
Software 2.7%
Check Point Software Technologies Ltd.*	11,804	620,182
Dassault Systemes SA	19,100	1,529,330
MICROS Systems, Inc.*	529	24,641
Microsoft Corp.	94,684	2,457,997
Oracle Corp.	62,707	1,608,434
Rovi Corp.*	1,828	44,932
SAP AG	11,298	597,363
Solera Holdings, Inc.	6,374	283,898
TiVo, Inc.*	6,199	55,605
		7,222,382
Materials 3.3%
Chemicals 1.5%
Air Products & Chemicals, Inc.	11,008	937,771
Ecolab, Inc.	12,502	722,741
Lanxess AG	3,400	175,909
Potash Corp. of Saskatchewan, Inc.	13,037	538,167
Praxair, Inc.	8,787	939,330
Syngenta AG (Registered)*	200	58,864
The Mosaic Co.	12,386	624,626
		3,997,408
Construction Materials 0.0%
Wolverine Tube, Inc.*	366	9,150
Containers & Packaging 0.3%
Sonoco Products Co.	27,681	912,366
Metals & Mining 1.4%
Anglo American PLC	2,500	92,140
BHP Billiton Ltd.	5,500	194,142
BHP Billiton PLC	1,400	40,707
	Shares	Value ($)

Freeport-McMoRan Copper & Gold, Inc. (b)	31,782	1,169,260
Goldcorp, Inc.	14,768	653,484
Haynes International, Inc.	474	25,880
Newcrest Mining Ltd.	13,650	413,497
Newmont Mining Corp.	11,142	668,631
Randgold Resources Ltd. (ADR)	1,005	102,610
Walter Energy, Inc.	3,975	240,726
		3,601,077
Paper & Forest Products 0.1%
Schweitzer-Mauduit International, Inc.	1,958	130,129
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.5%
AT&T, Inc.	38,196	1,155,047
Bezeq Israeli Telecommunication Corp., Ltd.	170,000	311,824
CenturyLink, Inc.	32,893	1,223,620
Inmarsat PLC	35,400	221,612
TeliaSonera AB	137,900	934,240
		3,846,343
Wireless Telecommunication Services 0.5%
Softbank Corp.	7,900	232,429
Vodafone Group PLC	32,800	91,065
Vodafone Group PLC (ADR)	35,272	988,674
		1,312,168
Utilities 3.2%
Electric Utilities 2.4%
American Electric Power Co., Inc.	22,317	921,915
Duke Energy Corp. (b)	39,102	860,244
Entergy Corp.	13,577	991,800
Exelon Corp.	26,347	1,142,669
FirstEnergy Corp.	30,656	1,358,061
Fortum Oyj	5,800	123,400
Kyushu Electric Power Co., Inc.	8,800	126,019
Red Electrica Corporacion SA	5,000	213,343
Southern Co.	13,054	604,270
		6,341,721
Gas Utilities 0.4%
Snam Rete Gas SpA	220,500	969,179
Multi-Utilities 0.3%
Centrica PLC	30,400	136,438
PG&E Corp.	14,573	600,699
		737,137
Water Utilities 0.1%
American Water Works Co., Inc.	9,567	304,805
Total Common Stocks (Cost $127,397,581)		143,980,398

Preferred Stock 0.1%
Consumer Discretionary
Porsche Automobil Holding SE (Cost $283,989)	4,300	230,115

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	13
	Shares	Value ($)

Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	3,400	127
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	170	1,401
Total Warrants (Cost $30,283)		1,541

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 7.4%
Consumer Discretionary 1.4%
AMC Entertainment, Inc.:
8.0%, 3/1/2014	35,000	34,563
8.75%, 6/1/2019	135,000	139,725
Asbury Automotive Group, Inc., 7.625%, 3/15/2017	35,000	35,088
Avis Budget Car Rental LLC, 8.25%, 1/15/2019	15,000	14,888
Cablevision Systems Corp., 8.625%, 9/15/2017	250,000	276,875
Caesar's Entertainment Operating Co., Inc., 11.25%, 6/1/2017	80,000	84,900
CCO Holdings LLC:
6.5%, 4/30/2021	200,000	202,500
7.375%, 6/1/2020	10,000	10,550
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017	195,000	206,700
DIRECTV Holdings LLC, 6.35%, 3/15/2040	51,000	58,019
DISH DBS Corp.:
6.625%, 10/1/2014	40,000	42,700
7.125%, 2/1/2016	35,000	37,713
7.875%, 9/1/2019	155,000	175,150
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*	25,000	16
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	30,000	30,300
Hertz Corp., 6.75%, 4/15/2019	255,000	255,637
Johnson Controls, Inc., 3.75%, 12/1/2021	140,000	144,554
Mediacom Broadband LLC, 8.5%, 10/15/2015	20,000	20,600
NBCUniversal Media LLC, 5.95%, 4/1/2041	247,000	290,327
Time Warner Cable, Inc., 4.0%, 9/1/2021	150,000	151,759
Time Warner, Inc.:
5.875%, 11/15/2016	147,000	169,671
7.625%, 4/15/2031	175,000	225,904
Travelport LLC, 5.152%**, 9/1/2014	20,000	9,800
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017	265,000	279,906
Univision Communications, Inc., 144A, 6.875%, 5/15/2019	25,000	24,125
Viacom, Inc., 2.5%, 12/15/2016	350,000	349,867
Yum! Brands, Inc.:
3.875%, 11/1/2020	210,000	214,756
5.3%, 9/15/2019	65,000	72,724
		3,559,317
	Principal Amount ($)(a)	Value ($)

Consumer Staples 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019	500,000	647,579
CVS Caremark Corp., 5.75%, 5/15/2041	65,000	77,398
Kroger Co., 5.4%, 7/15/2040 (b)	110,000	118,508
		843,485
Energy 1.1%
Arch Coal, Inc., 144A, 7.25%, 6/15/2021	340,000	349,350
Bill Barrett Corp., 7.625%, 10/1/2019	10,000	10,450
BreitBurn Energy Partners LP, 8.625%, 10/15/2020	10,000	10,463
Bristow Group, Inc., 7.5%, 9/15/2017	30,000	31,200
Chesapeake Energy Corp., 6.875%, 11/15/2020 (b)	175,000	187,250
CONSOL Energy, Inc., 8.0%, 4/1/2017	220,000	240,900
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	200,000	260,718
Encana Corp., 5.15%, 11/15/2041	55,000	56,148
Enterprise Products Operating LLC, 6.125%, 10/15/2039	230,000	256,902
Kinder Morgan Energy Partners LP, 7.3%, 8/15/2033	360,000	420,397
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019	10,000	10,363
Linn Energy LLC, 144A, 6.5%, 5/15/2019	85,000	84,362
ONEOK Partners LP, 6.15%, 10/1/2016	201,000	230,810
Plains All American Pipeline LP, 8.75%, 5/1/2019	300,000	383,248
Plains Exploration & Production Co., 6.75%, 2/1/2022	20,000	20,950
SESI LLC, 144A, 7.125%, 12/15/2021	30,000	31,500
Swift Energy Co., 144A, 7.875%, 3/1/2022	20,000	19,750
Weatherford International Ltd., 5.125%, 9/15/2020	300,000	311,753
Williams Partners LP, 4.0%, 11/15/2021	56,000	57,502
		2,974,016
Financials 2.1%
Ally Financial, Inc., 6.25%, 12/1/2017	260,000	250,796
American Express Credit Corp., 2.8%, 9/19/2016	450,000	452,205
American Tower Corp., (REIT), 7.25%, 5/15/2019 (b)	175,000	198,153
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015	36,400	27,664
Bank of America Corp., Series L, 7.625%, 6/1/2019	250,000	258,554
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016	78,000	80,771
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016	30,000	32,400
CIT Group, Inc.:
7.0%, 5/1/2015	355	356
144A, 7.0%, 5/4/2015	65,000	65,081
144A, 7.0%, 5/2/2017	80,000	79,900
Citigroup, Inc., 4.5%, 1/14/2022	120,000	115,443
CNA Financial Corp., 5.75%, 8/15/2021	265,000	270,413
	Principal Amount ($)(a)	Value ($)

Ford Motor Credit Co., LLC, 5.875%, 8/2/2021	260,000	270,974
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018	10,000	10,475
Hexion U.S. Finance Corp., 8.875%, 2/1/2018	130,000	121,875
International Lease Finance Corp., 6.25%, 5/15/2019	80,000	73,903
JPMorgan Chase & Co., 2.6%, 1/15/2016	700,000	689,754
Lincoln National Corp., 8.75%, 7/1/2019	130,000	158,127
Morgan Stanley, 3.45%, 11/2/2015	45,000	41,431
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021	119,000	116,887
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017	10,000	7,250
PNC Bank NA, 6.875%, 4/1/2018	300,000	340,237
Prudential Financial, Inc., 7.375%, 6/15/2019	30,000	35,462
Santander U.S. Debt SA Unipersonal, 144A, 2.991%, 10/7/2013	500,000	478,007
SunTrust Banks, Inc., 3.6%, 4/15/2016	98,000	99,797
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	260,000	268,343
Toyota Motor Credit Corp., 2.0%, 9/15/2016	500,000	504,975
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020	150,000	147,750
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016	215,000	241,338
		5,438,321
Health Care 0.8%
Amgen, Inc., 5.15%, 11/15/2041	150,000	155,503
Express Scripts, Inc.:
6.25%, 6/15/2014	250,000	272,484
7.25%, 6/15/2019	320,000	381,334
Gilead Sciences, Inc., 4.4%, 12/1/2021	100,000	105,869
HCA Holdings, Inc., 7.75%, 5/15/2021 (b)	240,000	244,200
HCA, Inc., 8.5%, 4/15/2019	10,000	10,950
McKesson Corp., 4.75%, 3/1/2021	200,000	226,589
Quest Diagnostics, Inc.:
4.7%, 4/1/2021	300,000	319,824
6.4%, 7/1/2017	250,000	295,685
		2,012,438
Industrials 0.2%
Actuant Corp., 6.875%, 6/15/2017	20,000	20,600
ARAMARK Corp., 8.5%, 2/1/2015	10,000	10,250
BE Aerospace, Inc.:
6.875%, 10/1/2020	160,000	174,400
8.5%, 7/1/2018	50,000	54,750
Belden, Inc., 7.0%, 3/15/2017	25,000	24,969
Burlington Northern Santa Fe LLC, 3.45%, 9/15/2021	43,000	44,320
Cenveo Corp., 144A, 10.5%, 8/15/2016	10,000	8,425
Congoleum Corp., 9.0%, 12/31/2017 (PIK)	66,148	38,366
CSX Corp., 6.15%, 5/1/2037	150,000	180,382
United Rentals North America, Inc., 10.875%, 6/15/2016	20,000	22,200
		578,662
	Principal Amount ($)(a)	Value ($)

Information Technology 0.2%
Applied Materials, Inc., 5.85%, 6/15/2041	260,000	296,328
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018	70,000	74,812
Hewlett-Packard Co., 3.3%, 12/9/2016	200,000	204,221
MasTec, Inc., 7.625%, 2/1/2017	35,000	36,400
		611,761
Materials 0.5%
Appleton Papers, Inc., 11.25%, 12/15/2015	15,000	13,500
Crown Americas LLC, 7.625%, 5/15/2017	10,000	10,912
Dow Chemical Co.:
4.125%, 11/15/2021	30,000	30,772
4.25%, 11/15/2020	185,000	192,296
Ecolab, Inc.:
4.35%, 12/8/2021	167,000	178,337
5.5%, 12/8/2041	37,000	41,001
FMG Resources (August 2006) Pty Ltd., 144A, 6.375%, 2/1/2016	250,000	242,500
GEO Specialty Chemicals, Inc.:
7.5%, 3/31/2015 (PIK)	209,283	183,960
10.0%, 3/31/2015	206,080	194,746
Graphic Packaging International, Inc., 9.5%, 6/15/2017	30,000	32,850
NewMarket Corp., 7.125%, 12/15/2016	65,000	66,462
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016	10,000	10,950
Sealed Air Corp.:
144A, 8.125%, 9/15/2019	10,000	10,950
144A, 8.375%, 9/15/2021	10,000	11,050
Silgan Holdings, Inc., 7.25%, 8/15/2016	20,000	21,350
Wolverine Tube, Inc., 6.0%, 6/28/2014	8,253	7,452
		1,249,088
Telecommunication Services 0.5%
AT&T, Inc., 3.875%, 8/15/2021	64,000	67,696
Cincinnati Bell, Inc.:
8.25%, 10/15/2017	100,000	100,500
8.375%, 10/15/2020	20,000	19,950
Cricket Communications, Inc., 10.0%, 7/15/2015	50,000	50,000
Digicel Ltd., 144A, 8.25%, 9/1/2017	125,000	125,625
ERC Ireland Preferred Equity Ltd., 144A, 8.462%**, 2/15/2017 (PIK)	117,890	382
Frontier Communications Corp., 6.625%, 3/15/2015	250,000	247,500
Intelsat Jackson Holdings SA, 144A, 7.5%, 4/1/2021	125,000	126,406
Intelsat Luxembourg SA, 11.25%, 2/4/2017	67,000	64,823
MetroPCS Wireless, Inc., 6.625%, 11/15/2020	250,000	233,125
Sprint Nextel Corp., 8.375%, 8/15/2017	120,000	107,550
Windstream Corp.:
7.0%, 3/15/2019	25,000	25,250
7.75%, 10/15/2020	75,000	77,531
7.875%, 11/1/2017	130,000	140,725
		1,387,063
	Principal Amount ($)(a)	Value ($)

Utilities 0.3%
AES Corp.:
8.0%, 10/15/2017	35,000	38,500
8.0%, 6/1/2020	30,000	33,000
Calpine Corp., 144A, 7.5%, 2/15/2021	195,000	208,650
DTE Energy Co., 7.625%, 5/15/2014	81,000	92,047
FirstEnergy Solutions Corp., 6.8%, 8/15/2039	234,000	262,025
Sempra Energy, 6.5%, 6/1/2016	135,000	157,477
		791,699
Total Corporate Bonds (Cost $18,814,590)		19,445,850

Asset-Backed 0.8%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	262,841	264,070
Credit Card Receivables 0.2%
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 3.028%**, 8/15/2018	550,000	576,954
Student Loans 0.5%
Nelnet Student Loan Trust:
"A1", Series 2007-1, 0.516%**, 11/27/2018	491,819	484,964
"A4", Series 2006-1, 0.585%**, 11/23/2022	675,000	665,508
		1,150,472
Total Asset-Backed (Cost $1,991,139)		1,991,496

Mortgage-Backed Securities Pass-Throughs 7.3%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039	1,594,884	1,683,786
4.5%, 6/1/2041	1,185,158	1,255,342
6.0%, 3/1/2038	27,142	29,755
Federal National Mortgage Association:
2.458%**, 8/1/2037	153,691	163,681
3.0%, 6/1/2026 (d)	3,150,000	3,252,867
3.5%, 2/1/2041 (d)	2,600,000	2,674,344
4.0%, with various maturities from 5/1/2039 until 2/1/2040 (d)	4,548,292	4,789,104
4.5%, with various maturities from 9/1/2035 until 5/1/2041	1,218,765	1,295,933
5.0%, 3/1/2040	2,159,847	2,331,538
6.0%, with various maturities from 1/1/2024 until 8/1/2037	1,644,173	1,814,808
6.5%, with various maturities from 5/1/2017 until 1/1/2038	36,018	39,510
8.0%, 9/1/2015	46,658	50,111
Total Mortgage-Backed Securities Pass-Throughs (Cost $19,035,828)		19,380,779

Commercial Mortgage-Backed Securities 1.4%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-1, 5.451%, 1/15/2049	500,000	543,224
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW16, 5.715%**, 6/11/2040	66,000	72,258
	Principal Amount ($)(a)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2007-C1, 5.716%, 2/15/2051	225,000	243,570
"A4", Series 2007-LD12, 5.882%, 2/15/2051	430,000	467,030
LB-UBS Commercial Mortgage Trust:
"A4", Series 2006-C1, 5.156%, 2/15/2031	1,250,000	1,379,039
"A4", Series 2007-C6, 5.858%, 7/15/2040	260,000	284,803
Morgan Stanley Reremic Trust, "A4A", Series 2009-GG10, 144A, 5.79%**, 8/12/2045	550,000	616,627
Total Commercial Mortgage-Backed Securities (Cost $3,480,033)		3,606,551

Collateralized Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corp., "H", Series 2278, 6.5%, 1/15/2031	152	171
Government National Mortgage Association:
"IU", Series 2010-164, Interest Only, 2.0%, 12/20/2013	1,469,221	39,649
"PI", Series 2010-84, Interest Only, 4.5%, 2/20/2033	3,076,599	218,728
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039	1,009,750	167,711
Total Collateralized Mortgage Obligations (Cost $528,077)		426,259

Government & Agency Obligations 9.5%
Sovereign Bonds 2.6%
Federal Republic of Germany-Inflation Linked Note, 2.25%, 4/15/2013	221,260	297,706
Government of Canada-Inflation Linked Bond, 4.0%, 12/1/2031	244,542	416,529
Government of France-Inflation Linked Bonds:
1.0%, 7/25/2017	248,364	322,345
2.25%, 7/25/2020	649,270	900,904
3.15%, 7/25/2032	356,432	567,119
Government of Japan-Inflation Linked Bond, Series 9, 1.1%, 9/10/2016	23,880,000	320,179
Government of Sweden-Inflation Linked Bond, Series 3105, 3.5%, 12/1/2015	2,650,000	537,736
Republic of Italy-Inflation Linked Bond, 2.1%, 9/15/2017	179,896	194,553
State of Qatar, 144A, 6.4%, 1/20/2040	100,000	117,500
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	682,538	1,419,422
1.875%, 11/22/2022	347,175	688,942
2.0%, 1/26/2035	170,000	542,936
2.5%, 7/26/2016	112,000	594,044
		6,919,915
	Principal Amount ($)(a)	Value ($)

U.S. Treasury Obligations 6.9%
U.S. Treasury Bill, 0.015%***, 3/8/2012 (e)	235,000	234,993
U.S. Treasury Bonds:
4.75%, 2/15/2037 (b)	2,300,000	3,124,046
5.375%, 2/15/2031 (b)	1,000,000	1,425,312
U.S. Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2040	188,575	253,059
2.375%, 1/15/2025 (b)	985,041	1,252,388
3.875%, 4/15/2029	220,384	343,403
U.S. Treasury Inflation-Indexed Notes:
0.625%, 7/15/2021 (b)	1,205,604	1,289,714
1.875%, 7/15/2015	256,111	282,442
2.375%, 1/15/2017 (b)	533,349	619,101
2.5%, 7/15/2016 (b)	695,169	804,006
U.S. Treasury Notes:
1.0%, 1/15/2014 (b)	605,000	613,933
1.0%, 8/31/2016	500,000	505,469
1.75%, 1/31/2014 (b)	3,900,000	4,019,133
2.0%, 11/15/2021 (b)	1,750,000	1,769,961
4.5%, 11/15/2015 (b)	1,500,000	1,724,532
		18,261,492
Total Government & Agency Obligations (Cost $22,503,526)		25,181,407

Municipal Bonds and Notes 0.4%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (f)	125,000	145,659
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (f)	185,000	208,978
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (f)	500,000	513,395
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043 (f)	150,000	188,232
Total Municipal Bonds and Notes (Cost $960,264)		1,056,264

	Principal Amount ($)(a)	Value ($)

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (g)	218,000	217,060
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029	40,000	30,600
Total Preferred Securities (Cost $242,641)		247,660

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $2,000)	2	2,000

	Shares	Value ($)

Exchange-Traded Funds 16.3%
iShares JPMorgan USD Emerging Markets Bond Fund	36,457	4,001,156
iShares Russell 2000 Value Index Fund	84,923	5,574,346
SPDR Barclays Capital International Treasury Bond	67,755	3,986,026
SPDR Gold Trust*	5,111	776,821
Vanguard MSCI Emerging Markets Fund	202,661	7,743,677
Vanguard Total Bond Market Fund	251,827	21,037,627
Total Exchange-Traded Funds (Cost $39,217,764)		43,119,653

Securities Lending Collateral 8.5%
Daily Assets Fund Institutional, 0.18% (h) (i) (Cost $22,566,323)	22,566,323	22,566,323

Cash Equivalents 4.4%
Central Cash Management Fund, 0.07% (h) (Cost $11,489,602)	11,489,602	11,489,602

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $268,543,640)+	110.9	292,725,898
Other Assets and Liabilities, Net	(10.9)	(28,666,478)
Net Assets	100.0	264,059,420

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Fontainebleau Las Vegas Holdings LLC*	11.00%	6/15/2015	25,000	USD	25,000	16

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $271,629,997. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $21,095,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,750,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,654,476.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $22,128,730, which is 8.4% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) When-issued or delayed delivery security included.

(e) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Taxable issue.

(g) Date shown is call date; not a maturity date for the perpetual preferred securities.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	3/15/2012	14	1,702,481	13,076
10 Year Japanese Government Bond	JPY	3/9/2012	3	5,550,604	26,456
Federal Republic of Germany Euro-Bund	EUR	3/8/2012	57	10,257,297	340,964
S&P 500 E-Mini Index	USD	3/16/2012	20	1,252,600	23,250
United Kingdom Long Gilt Bond	GBP	3/28/2012	32	5,811,947	134,122
Total unrealized appreciation					537,868

At December 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	3/21/2012	64	8,408,108	(115,393)
10 Year U.S. Treasury Note	USD	3/21/2012	68	8,916,500	(73,131)
2 Year U.S. Treasury Note	USD	3/30/2012	112	24,701,250	(14,190)
30 Year U.S. Treasury Bond	USD	3/21/2012	32	4,634,000	(34,473)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2012	23	3,284,575	(9,418)
Ultra Long U.S. Treasury Bond	USD	3/21/2012	3	480,563	(1,977)
Total unrealized depreciation					(248,582)

As of December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,688,607	NOK	22,080,000	1/20/2012	602	UBS AG
USD	4,325,068	AUD	4,360,000	1/20/2012	123,224	UBS AG
USD	4,166,293	SEK	28,790,000	1/20/2012	12,475	UBS AG
USD	323,812	NZD	420,000	1/20/2012	2,626	UBS AG
USD	440,022	JPY	34,360,000	1/20/2012	6,524	UBS AG
NOK	23,310,000	USD	3,903,575	1/20/2012	8,853	UBS AG
USD	591,236	CHF	560,000	1/20/2012	5,173	UBS AG
EUR	4,880,000	USD	6,344,815	1/20/2012	28,027	UBS AG
Total unrealized appreciation					187,504

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	391,975	GBP	250,000	1/20/2012	(3,798)	UBS AG
GBP	1,650,000	USD	2,550,471	1/20/2012	(11,495)	UBS AG
SEK	17,680,000	USD	2,519,883	1/20/2012	(46,309)	UBS AG
JPY	191,310,000	USD	2,453,258	1/20/2012	(33,026)	UBS AG
NZD	2,800,000	USD	2,100,868	1/20/2012	(75,382)	UBS AG
CAD	3,230,000	USD	3,126,415	1/20/2012	(42,664)	UBS AG
AUD	1,160,000	USD	1,170,707	1/20/2012	(12,784)	UBS AG
EUR	200	USD	258	1/25/2012	(1)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(225,459)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (j)
Consumer Discretionary	$10,001,775	$3,220,192	$111	$13,222,078
Consumer Staples	12,715,863	2,385,840	—	15,101,703
Energy	15,181,102	1,861,700	—	17,042,802
Financials	10,720,735	7,665,208	—	18,385,943
Health Care	14,668,002	3,436,028	—	18,104,030
Industrials	11,576,574	4,244,348	0	15,820,922
Information Technology	21,232,994	3,138,698	—	24,371,692
Materials	7,665,721	975,259	10,551	8,651,531
Telecommunication Services	3,367,341	1,791,170	—	5,158,511
Utilities	6,784,463	1,568,379	—	8,352,842
Fixed Income Investments (j)
Corporate Bonds	—	19,021,326	424,524	19,445,850
Asset Backed	—	1,991,496	—	1,991,496
Mortgage-Backed Securities Pass-throughs	—	19,380,779	—	19,380,779
Commercial Mortgage-Backed Securities	—	3,606,551	—	3,606,551
Collateralized Mortgage Obligations	—	426,259	—	426,259
Government & Agency Obligations	—	25,181,407	—	25,181,407
Loan Participations and Assignments	—	0	—	0
Municipal Bonds and Notes	—	1,056,264	—	1,056,264
Preferred Securities	—	247,660	—	247,660
Other Investments	—	—	2,000	2,000
Exchange-Traded Funds	43,119,653	—	—	43,119,653
Short-Term Investments (j)	34,055,925	—	—	34,055,925
Derivatives (k)	537,868	187,504	—	725,372
Total	$191,628,016	$101,386,068	$437,186	$293,451,270
Liabilities
Derivatives (k)	$(248,582)	$(225,459)	$—	$(474,041)
Total	$(248,582)	$(225,459)	$—	$(474,041)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stocks and/or Other Equity Investments
	Consumer Discretionary	Industrials	Materials	Corporate Bonds	Other Investments	Total
Balance as of December 31, 2010	$39	$0	$1,934	$414,996	$2,000	$418,969
Realized gains (loss)	—	—	(24)	(166,703)	—	(166,727)
Change in unrealized appreciation (depreciation)	(950)	0	(508)	169,362	0	167,904
Amortization premium/discount	—	—	—	3,175	—	3,175
Purchases	1,022	—	9,149	12,332	—	22,503
(Sales)	—	—	—	(8,638)	—	(8,638)
Transfers into Level 3	—	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—	—
Balance as of December 31, 2011	$111	$0	$10,551	$424,524	$2,000	$437,186
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2011	$(950)	$0	$(508)	$217	$0	$(1,241)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $234,487,715) — including $22,128,730 of securities loaned	$258,669,973
Investment in Daily Assets Fund Institutional (cost $22,566,323)*	22,566,323
Investment in Central Cash Management Fund (cost $11,489,602)	11,489,602
Total investments in securities, at value (cost $268,543,640)	292,725,898
Cash	153,779
Foreign currency, at value (cost $290,368)	285,700
Deposits with broker for futures contracts	1,082,917
Cash held as collateral for forward foreign currency exchange contracts	570,000
Receivable for investments sold	557,735
Receivable for Fund shares sold	136,209
Dividends receivable	269,785
Interest receivable	544,753
Receivable for variation margin on futures contracts	290,554
Unrealized appreciation on forward foreign currency exchange contracts	187,504
Foreign taxes recoverable	46,544
Other assets	4,389
Total assets	296,855,767
Liabilities
Payable upon return of securities loaned	22,566,323
Payable for investments purchased	501,265
Payable for investments purchased — when-issued/delayed delivery securities	9,025,865
Payable for Fund shares redeemed	229,180
Unrealized depreciation on forward foreign currency exchange contracts	225,459
Accrued management fee	82,761
Other accrued expenses and payables	165,494
Total liabilities	32,796,347
Net assets, at value	$264,059,420
Net Assets Consist of
Undistributed net investment income	4,179,961
Net unrealized appreciation (depreciation) on: Investments	24,182,258
Futures	289,286
Foreign currency	(39,180)
Accumulated net realized gain (loss)	(44,103,256)
Paid-in capital	279,550,351
Net assets, at value	$264,059,420
Class A Net Asset Value, offering and redemption price per share ($264,059,420 ÷ 12,288,136 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.49

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $89,959)	$4,722,499
Interest	2,916,798
Income distributions — Central Cash Management Fund	28,436
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	36,064
Total income	7,703,797
Expenses: Management fee	1,059,151
Administration fee	288,884
Services to shareholders	2,799
Custodian fee	85,593
Audit and tax fees	83,973
Legal fees	10,479
Reports to shareholders	68,406
Trustees' fees and expenses	10,047
Other	62,972
Total expenses	1,672,304
Net investment income	6,031,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $2,497)	10,891,547
Swap contracts	267
Futures	(320,898)
Foreign currency	(2,083,213)
8,487,703
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign tax credit of $5,598)	(18,451,881)
Futures	444,964
Foreign currency	(119,295)
(18,126,212)
Net gain (loss)	(9,638,509)
Net increase (decrease) in net assets resulting from operations	$(3,607,016)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$6,031,493	$5,817,509
Net realized gain (loss)	8,487,703	18,663,004
Change in net unrealized appreciation (depreciation)	(18,126,212)	7,951,045
Net increase (decrease) in net assets resulting from operations	(3,607,016)	32,431,558
Distributions to shareholders from: Net investment income: Class A	(4,612,028)	(9,827,154)
Total distributions	(4,612,028)	(9,827,154)
Fund share transactions: Class A Proceeds from shares sold	6,208,413	4,966,734
Shares issued to shareholders in reinvestment of distributions	4,612,028	9,827,154
Payments for shares redeemed	(46,814,172)	(48,195,061)
Net increase (decrease) in net assets from Class A share transactions	(35,993,731)	(33,401,173)
Increase (decrease) in net assets	(44,212,775)	(10,796,769)
Net assets at beginning of period	308,272,195	319,068,964
Net assets at end of period (including undistributed net investment income of $4,179,961 and $4,323,414, respectively)	$264,059,420	$308,272,195
Other Information
Class A Shares outstanding at beginning of period	13,930,205	15,551,177
Shares sold	285,391	238,427
Shares issued to shareholders in reinvestment of distributions	200,698	467,070
Shares redeemed	(2,128,158)	(2,326,469)
Net increase (decrease) in Class A shares	(1,642,069)	(1,620,972)
Shares outstanding at end of period	12,288,136	13,930,205

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$22.13	$20.52	$17.35	$24.81		$24.46
Income (loss) from investment operations: Net investment incomea	.46	.39	.44	.61		.74
Net realized and unrealized gain (loss)	(.75)	1.88	3.43	(7.20)		.42
Total from investment operations	(.29)	2.27	3.87	(6.59)		1.16
Less distributions from: Net investment income	(.35)	(.66)	(.70)	(.87)		(.81)
Net asset value, end of period	$21.49	$22.13	$20.52	$17.35		$24.81
Total Return (%)	(1.42)	11.22	23.43	(27.33	)b	4.84	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	264	308	319	307		528
Ratio of expenses before expense reductions (%)	.58	.65	.60	.64		.52
Ratio of expenses after expense reductions (%)	.58	.65	.60	.62		.51
Ratio of net investment income (%)	2.09	1.89	2.40	2.83		3.00
Portfolio turnover rate (%)	109	203	207	263		199
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Balanced VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $40,835,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$4,142,343
Capital loss carryforwards	$(40,835,000)
Unrealized appreciation (depreciation) on investments	$21,095,901

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$4,612,028	$9,827,154

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended December 31, 2011, the Fund bought credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

There were no open credit default swap contracts as of December 31, 2011. For the year ended December 31, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $15,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund used futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain an exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices. For the year ended December 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $24,575,000 to $118,748,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $50,425,000 to $95,480,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns. The Fund also entered into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,555,000 to $38,947,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,761,000 to $33,480,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$23,250	$23,250
Interest Rate Contracts (a)	—	514,618	514,618
Foreign Exchange Contracts (b)	187,504	—	187,504
	$187,504	$537,868	$725,372

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(248,582)	$(248,582)
Foreign Exchange Contracts (b)	(225,459)	—	(225,459)
	$(225,459)	$(248,582)	$(474,041)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Swap Contracts	Total
Equity Contracts (a)	$—	$(1,095)	$—	$(1,095)
Interest Rate Contracts (a)	—	(319,803)	—	(319,803)
Credit Contracts (a)	—	—	267	267
Foreign Exchange Contracts (b)	(2,060,461)	—	—	(2,060,461)
	$(2,060,461)	$(320,898)	$267	$(2,381,092)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures and swap contracts, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(89,598)	$(89,598)
Interest Rate Contracts (a)	—	534,562	534,562
Foreign Exchange Contracts (b)	(120,603)	—	(120,603)
	$(120,603)	$444,964	$324,361

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $283,070,924 and $308,072,646, respectively. Purchases and sales of U.S. Treasury obligations aggregated $15,796,668 and $20,599,733, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Prior to December 1, 2011, pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, served as a subadvisor to the Fund and was responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi was paid for its services by the Advisor from its fee as Investment Advisor to the Fund. The Fund's board approved the termination of DeAMi as the Fund's subadvisor and effective December 1, 2011, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to DeAMi.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $288,884, of which $22,450 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC aggregated $385, of which $99 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,225, of which $2,947 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Effective July 14, 2011, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from July 14, 2011 through December 31, 2011, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,917.

E. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 45%, 21% and 14%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

G. Subsequent Event

Effective on or about May 1, 2012, DWS Balanced VIP will change its name to DWS Global Income Builder VIP and QS Investors, LLC ("QS Investors") will no longer serve as subadvisor to the fund. The Portfolio's current focus on total return will be changed to a multi-asset allocation strategy that will focus on maximizing income as well as maintaining prospect for capital appreciation.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Balanced VIP:

We have audited the accompanying statement of assets and liabilities of DWS Balanced VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Balanced VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$951.30
Expenses Paid per $1,000*	$2.75
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,022.38
Expenses Paid per $1,000*	$2.85

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Balanced VIP	.56%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 47% of income dividends paid during the Fund's fiscal year ended December 31, 2011 qualified for the dividends received deduction:

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Balanced VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, DeAMi's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, DeAMi and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, DeAMi and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fees paid to DeAMi and QS Investors, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, DeAMi and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2BAL-2 (R-025825-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Blue Chip VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
14 Statement of Assets and Liabilities
15 Statement of Operations
16 Statement of Changes in Net Assets
17 Financial Highlights
18 Notes to Financial Statements
23 Report of Independent Registered Public Accounting Firm
24 Information About Your Fund's Expenses
25 Tax Information
26 Proxy Voting
27 Investment Management Agreement Approval
30 Summary of Management Fee Evaluation by Independent Fee Consultant
32 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any Fund that focuses in a particular segment of the market will generally be more volatile than a Fund that invests more broadly. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.76% and 1.02% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,949	$15,164	$9,653	$14,130
	Average annual total return	-0.51%	14.89%	-0.70%	3.52%
Russell 1000 Index	Growth of $10,000	$10,150	$15,134	$9,990	$13,896
	Average annual total return	1.50%	14.81%	-0.02%	3.34%
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,914	$15,024	$9,534	$16,047
	Average annual total return	-0.86%	14.53%	-0.95%	5.11%
Russell 1000 Index	Growth of $10,000	$10,150	$15,134	$9,990	$15,939
	Average annual total return	1.50%	14.81%	-0.02%	5.03%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Management Summary December 31, 2011 (Unaudited)

Despite heightened volatility in the second half of the year, U.S. equities — as gauged by the Fund's benchmark, the Russell 1000® Index — produced a narrow gain of 1.50% in 2011.1 The Fund returned -0.51% (Class A shares, unadjusted for contract charges), but it modestly underperformed the benchmark.

The Fund's stock selection process worked best in the health care sector, where we held a number of companies whose steady fundamentals enabled them to outperform in an unstable environment. Our top performers in health care were the pharmaceutical giant Bristol-Myers Squibb Co., the benefits providers UnitedHealth Group, Inc. and Humana, Inc., and the biotechnology company Biogen Idec, Inc. Our stock selection also added value in the financial sector, where the largest contributions to performance came from our underweights in major banking and brokerage stocks that lagged the broader sector by a substantial margin.2 The consumer staples and consumer discretionary sectors were also areas of strength for the Fund.3,4

Unfortunately, these positives were outweighed by our underperformance in other segments of the market. The largest shortfall occurred in information technology, where our positions in Computer Sciences Corp. and Vishay Intertechnology, Inc. lagged significantly. The materials and industrials sectors also proved to be challenging areas for the Fund.

As we move into 2012, we believe that uncertainty continues to hang over the U.S. equity market. Questions about the direction of economic growth, the ultimate resolution of the European debt crisis and the ability of China's government to engineer a "soft landing" in the country's economy are all issues that will likely have an impact on market performance. At the same time, we believe that the combination of improving earnings growth and reasonable valuations for the overall market provides a favorable backdrop for bottom-up stock selection.

Please note that on or about April 30, 2012, DWS Blue Chip VIP will merge into the DWS Variable Series I — DWS Core Equity VIP (see Note G in Notes to Financial Statements).

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

4 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common Stocks	99%	99%
Cash Equivalents*	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/11	12/31/10

Information Technology	20%	19%
Financials	17%	17%
Health Care	14%	14%
Energy	14%	11%
Consumer Discretionary	10%	11%
Industrials	9%	12%
Consumer Staples	8%	7%
Materials	6%	5%
Utilities	1%	2%
Telecommunication Services	1%	2%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 10.0%
Auto Components 0.3%
Goodyear Tire & Rubber Co.*	15,800	223,886
Lear Corp.	2,300	91,540
		315,426
Automobiles 0.6%
General Motors Co.*	28,900	585,803
Hotels Restaurants & Leisure 1.0%
Carnival Corp.	5,600	182,784
Starbucks Corp.	12,500	575,125
Wyndham Worldwide Corp.	6,600	249,678
		1,007,587
Household Durables 0.4%
Garmin Ltd.	3,400	135,354
Whirlpool Corp.	4,800	227,760
		363,114
Leisure Equipment & Products 0.1%
Polaris Industries, Inc. (a)	1,400	78,372
Media 2.9%
CBS Corp. "B"	41,400	1,123,596
Discovery Communications, Inc. "A"*	2,100	86,037
Interpublic Group of Companies, Inc.	16,700	162,491
McGraw-Hill Companies, Inc.	3,400	152,898
News Corp. "A"	23,200	413,888
Time Warner, Inc.	14,900	538,486
Viacom, Inc. "B"	6,100	277,001
		2,754,397
Multiline Retail 1.7%
Dillard's, Inc. "A" (a)	13,208	592,775
Macy's, Inc.	31,000	997,580
Sears Holdings Corp.* (a)	2,600	82,628
		1,672,983
Specialty Retail 1.8%
Aaron's, Inc.	3,700	98,716
Best Buy Co., Inc.	33,100	773,547
Foot Locker, Inc.	4,000	95,360
Limited Brands, Inc.	12,900	520,515
Orchard Supply Hardware Stores Corp. "A"*	49	204
The Gap, Inc.	13,500	250,425
		1,738,767
Textiles, Apparel & Luxury Goods 1.2%
VF Corp.	8,800	1,117,512
Consumer Staples 8.6%
Food & Staples Retailing 1.8%
Costco Wholesale Corp.	4,600	383,272
CVS Caremark Corp.	29,000	1,182,620
Whole Foods Market, Inc.	2,400	166,992
		1,732,884
Food Products 3.4%
Archer-Daniels-Midland Co.	6,600	188,760
Bunge Ltd.	2,500	143,000
Fresh Del Monte Produce, Inc.	3,400	85,034
Kraft Foods, Inc. "A"	42,400	1,584,064
	Shares	Value ($)

Smithfield Foods, Inc.*	5,300	128,684
Tyson Foods, Inc. "A"	53,900	1,112,496
		3,242,038
Household Products 0.5%
Kimberly-Clark Corp.	3,200	235,392
Procter & Gamble Co.	4,300	286,853
		522,245
Personal Products 0.7%
Avon Products, Inc.	6,900	120,543
Herbalife Ltd.	8,100	418,527
Nu Skin Enterprises, Inc. "A" (a)	2,500	121,425
		660,495
Tobacco 2.2%
Philip Morris International, Inc.	26,600	2,087,568
Energy 13.6%
Energy Equipment & Services 2.1%
Nabors Industries Ltd.*	9,600	166,464
National Oilwell Varco, Inc.	20,800	1,414,192
Transocean Ltd.	10,300	395,417
		1,976,073
Oil, Gas & Consumable Fuels 11.5%
Alpha Natural Resources, Inc.*	25,900	529,137
Apache Corp.	4,800	434,784
Canadian Natural Resources Ltd.	9,600	358,752
Chevron Corp. (a)	14,700	1,564,080
ConocoPhillips	26,400	1,923,768
CVR Energy, Inc.*	10,000	187,300
Denbury Resources, Inc.*	25,100	379,010
Hess Corp.	8,200	465,760
HollyFrontier Corp.	5,500	128,700
Marathon Oil Corp.	37,200	1,088,844
Marathon Petroleum Corp.	4,700	156,463
Murphy Oil Corp.	4,200	234,108
Occidental Petroleum Corp.	1,300	121,810
Petroleo Brasileiro SA (ADR)	19,300	479,605
Talisman Energy, Inc.	11,100	141,525
Tesoro Corp.* (a)	47,400	1,107,264
Valero Energy Corp.	71,900	1,513,495
W&T Offshore, Inc. (a)	5,900	125,139
Western Refining, Inc.*	10,100	134,229
		11,073,773
Financials 16.6%
Capital Markets 1.8%
American Capital Ltd.*	11,000	74,030
Bank of New York Mellon Corp.	9,300	185,163
E*TRADE Financial Corp.*	20,900	166,364
Morgan Stanley	20,200	305,626
Northern Trust Corp.	2,900	115,014
State Street Corp.	21,700	874,727
		1,720,924
Commercial Banks 3.2%
Banco Santander Brasil SA (ADR)	13,800	112,332
Bank of Montreal	2,200	120,582
BB&T Corp.	7,300	183,741
Comerica, Inc.	9,700	250,260
KeyCorp	120,700	928,183
Regions Financial Corp.	72,200	310,460
	Shares	Value ($)

SunTrust Banks, Inc.	13,600	240,720
Zions Bancorp. (a)	56,700	923,076
		3,069,354
Consumer Finance 2.8%
American Express Co.	4,900	231,133
Capital One Financial Corp.	32,700	1,382,883
Discover Financial Services	43,400	1,041,600
		2,655,616
Diversified Financial Services 2.7%
Bank of America Corp.	81,600	453,696
Citigroup, Inc.	18,500	486,735
CME Group, Inc. "A"	800	194,936
IntercontinentalExchange, Inc.*	4,200	506,310
JPMorgan Chase & Co.	12,000	399,000
The NASDAQ OMX Group, Inc.*	21,700	531,867
		2,572,544
Insurance 5.7%
ACE Ltd.	17,100	1,199,052
Aflac, Inc.	31,200	1,349,712
Allied World Assurance Co. Holdings AG	3,500	220,255
Allstate Corp.	6,500	178,165
American International Group, Inc.* (a)	9,300	215,760
Arch Capital Group Ltd.*	3,400	126,582
Chubb Corp. (a)	10,000	692,200
Genworth Financial, Inc. "A"*	12,400	81,220
Hartford Financial Services Group, Inc.	9,700	157,625
Lincoln National Corp.	8,700	168,954
MetLife, Inc.	14,300	445,874
PartnerRe Ltd.	2,500	160,525
The Travelers Companies, Inc.	5,600	331,352
Torchmark Corp.	2,000	86,780
Validus Holdings Ltd.	2,500	78,750
		5,492,806
Real Estate Investment Trusts 0.4%
Rayonier, Inc. (REIT)	3,550	158,436
Simon Property Group, Inc. (REIT)	900	116,046
Weyerhaeuser Co. (REIT)	6,400	119,488
		393,970
Health Care 14.1%
Biotechnology 0.7%
Biogen Idec, Inc.*	6,500	715,325
Health Care Providers & Services 5.7%
Aetna, Inc.	32,100	1,354,299
Cardinal Health, Inc.	2,000	81,220
Humana, Inc.	16,200	1,419,282
UnitedHealth Group, Inc.	31,100	1,576,148
WellPoint, Inc.	15,800	1,046,750
		5,477,699
Pharmaceuticals 7.7%
Abbott Laboratories	7,200	404,856
Bristol-Myers Squibb Co.	37,300	1,314,452
Eli Lilly & Co.	37,200	1,546,032
Forest Laboratories, Inc.*	17,300	523,498
Merck & Co., Inc.	22,400	844,480
Par Pharmaceutical Companies, Inc.*	4,500	147,285
Pfizer, Inc.	102,900	2,226,756
	Shares	Value ($)

Teva Pharmaceutical Industries Ltd. (ADR)	3,900	157,404
Watson Pharmaceuticals, Inc.*	3,700	223,258
		7,388,021
Industrials 8.8%
Aerospace & Defense 3.4%
General Dynamics Corp.	16,300	1,082,483
Honeywell International, Inc.	7,100	385,885
Northrop Grumman Corp. (a)	23,800	1,391,824
Raytheon Co.	7,976	385,879
		3,246,071
Airlines 0.7%
Alaska Air Group, Inc.*	3,900	292,851
Southwest Airlines Co.	19,100	163,496
United Continental Holdings, Inc.* (a)	13,900	262,293
		718,640
Construction & Engineering 0.9%
Chicago Bridge & Iron Co. NV	6,000	226,800
EMCOR Group, Inc.	5,400	144,774
Fluor Corp.	7,500	376,875
KBR, Inc.	5,100	142,137
		890,586
Industrial Conglomerates 1.1%
Tyco International Ltd.	22,100	1,032,291
Machinery 1.1%
AGCO Corp.*	9,400	403,918
Parker Hannifin Corp.	5,400	411,750
SPX Corp.	1,800	108,486
Timken Co.	2,500	96,775
		1,020,929
Professional Services 0.2%
Manpower, Inc.	3,000	107,250
Robert Half International, Inc.	4,400	125,224
		232,474
Road & Rail 0.7%
Ryder System, Inc.	11,800	627,052
Trading Companies & Distributors 0.7%
W.W. Grainger, Inc.	3,400	636,446
Information Technology 19.8%
Communications Equipment 2.3%
Cisco Systems, Inc.	53,000	958,240
Motorola Solutions, Inc.	6,700	310,143
Nokia 0yj (ADR) (a)	203,700	981,834
		2,250,217
Computers & Peripherals 4.1%
Apple, Inc.*	1,700	688,500
Dell, Inc.*	118,400	1,732,192
Lexmark International, Inc. "A"	6,400	211,648
SanDisk Corp.*	6,700	329,707
Seagate Technology PLC	15,000	246,000
Western Digital Corp.*	24,900	770,655
		3,978,702
Electronic Equipment, Instruments & Components 1.3%
Arrow Electronics, Inc.*	9,000	336,690
Avnet, Inc.*	6,900	214,521
Tech Data Corp.*	6,800	335,988
Vishay Intertechnology, Inc.* (a)	36,000	323,640
		1,210,839
	Shares	Value ($)

Internet Software & Services 2.6%
AOL, Inc.*	5,800	87,580
eBay, Inc.*	38,200	1,158,606
IAC/InterActiveCorp. (a)	20,000	852,000
Yahoo!, Inc.*	26,100	420,993
		2,519,179
IT Services 4.3%
Automatic Data Processing, Inc.	14,700	793,947
Computer Sciences Corp.	13,936	330,283
Fiserv, Inc.*	5,100	299,574
International Business Machines Corp.	12,600	2,316,888
Total System Services, Inc.	8,900	174,084
Western Union Co. (a)	9,400	171,644
		4,086,420
Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	102,300	1,095,633
Cree, Inc.*	5,600	123,424
GT Advanced Technologies, Inc.* (a)	13,900	100,636
Intel Corp.	15,500	375,875
Kulicke & Soffa Industries, Inc.*	14,000	129,500
Micron Technology, Inc.*	117,435	738,666
NVIDIA Corp.*	20,400	282,744
OmniVision Technologies, Inc.*	10,400	127,244
		2,973,722
Software 2.1%
Activision Blizzard, Inc.	73,000	899,360
ANSYS, Inc.*	4,200	240,576
Autodesk, Inc.*	2,800	84,924
Citrix Systems, Inc.*	2,300	139,656
Electronic Arts, Inc.*	23,400	482,040
Microsoft Corp.	1,100	28,556
SAP AG (ADR)	1,700	90,015
		1,965,127
Materials 5.9%
Chemicals 2.5%
CF Industries Holdings, Inc.	9,200	1,333,816
Huntsman Corp.	10,100	101,000
LyondellBasell Industries NV "A"	6,700	217,683
Monsanto Co.	7,400	518,518
OM Group, Inc.*	3,700	82,843
PPG Industries, Inc. (a)	2,000	166,980
		2,420,840
Metals & Mining 2.5%
Agnico-Eagle Mines Ltd.	4,600	167,072
ArcelorMittal	23,100	420,189
BHP Billiton Ltd. (ADR)	4,000	282,520
BHP Billiton PLC (ADR)	4,200	245,238
Coeur d'Alene Mines Corp.*	4,600	111,044
	Shares	Value ($)

Hecla Mining Co.	20,800	108,784
Kinross Gold Corp.	21,400	243,960
Rio Tinto PLC (ADR)	7,000	342,440
United States Steel Corp. (a)	17,200	455,112
		2,376,359
Paper & Forest Products 0.9%
Domtar Corp.	8,100	647,676
International Paper Co.	6,000	177,600
		825,276
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	6,500	260,780
Wireless Telecommunication Services 0.5%
China Mobile Ltd. (ADR)	3,900	189,111
NII Holdings, Inc.*	6,700	142,710
Sprint Nextel Corp.*	55,300	129,402
		461,223
Utilities 1.0%
Independent Power Producers & Energy Traders 0.5%
AES Corp.*	8,300	98,272
NRG Energy, Inc.* (a)	24,108	436,837
		535,109
Multi-Utilities 0.5%
Ameren Corp.	13,600	450,568
Total Common Stocks (Cost $87,056,145)		95,134,146

Preferred Stock 0.0%
Consumer Discretionary
Specialty Retail
Orchard Supply Hardware Stores Corp. Series A* (Cost $219)	49	204

Securities Lending Collateral 8.1%
Daily Assets Fund Institutional, 0.18% (b) (c) (Cost $7,755,085)	7,755,085	7,755,085

Cash Equivalents 0.6%
Central Cash Management Fund, 0.07% (b) (Cost $543,334)	543,334	543,334

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $95,354,783)+	107.8	103,432,769
Other Assets and Liabilities, Net	(7.8)	(7,454,438)
Net Assets	100.0	95,978,331

* Non-income producing security.

+ The cost for federal income tax purposes was $96,517,029. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $6,915,740. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,253,079 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,337,339.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $7,557,699, which is 7.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/16/2012	13	814,190	19,190

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (d)	$95,133,942	$—	$408	$95,134,350
Short-Term Investments (d)	8,298,419	—	—	8,298,419
Derivatives (e)	19,190	—	—	19,190
Total	$103,451,551	$—	$408	$103,451,959

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stocks and/or Other Equity Investments
	Common Stocks	Preferred Stock	Total
Balance as of December 31, 2010	$—	$—	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(15)	(15)	(30)
Amortization premium/ discount	—	—	—
Purchases	219	219	438
(Sales)	—	—	—
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2011	$204	$204	$408
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2011	$(15)	$(15)	$(30)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $87,056,364) — including $7,557,699 of securities loaned	$95,134,350
Investment in Daily Assets Fund Institutional (cost $7,755,085)*	7,755,085
Investment in Central Cash Management Fund (cost $543,334)	543,334
Total investments in securities, at value (cost $95,354,783)	103,432,769
Cash	895
Foreign currency, at value (cost $2,161)	2,179
Deposit with brokers for futures contracts	201,774
Receivable for Fund shares sold	163,227
Receivable for variation margin on futures contracts	19,190
Dividends receivable	109,500
Interest receivable	2,492
Foreign taxes recoverable	263
Other assets	1,742
Total assets	103,934,031
Liabilities
Payable upon return of securities loaned	7,755,085
Payable for Fund shares redeemed	24,460
Accrued management fee	44,861
Other accrued expenses and payables	131,294
Total liabilities	7,955,700
Net assets, at value	$95,978,331
Net Assets Consist of
Undistributed net investment income	1,069,658
Net unrealized appreciation (depreciation) on: Investments	8,077,986
Futures	19,190
Foreign currency	33
Accumulated net realized gain (loss)	(43,491,483)
Paid-in capital	130,302,947
Net assets, at value	$95,978,331
Class A Net Asset Value, offering and redemption price per share ($95,946,799 ÷ 9,143,865 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.49
Class B Net Asset Value, offering and redemption price per share ($31,532 ÷ 2,999 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.51

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,134)	$1,967,697
Income distributions — Central Cash Management Fund	1,252
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,096
Total income	1,987,045
Expenses: Management fee	582,614
Administration fee	105,930
Services to shareholders	2,115
Distribution service fee (Class B)	279
Custodian fee	32,109
Legal fees	43,113
Audit and tax fees	54,366
Reports to shareholders	44,373
Trustees' fees and expenses	4,145
Other	12,229
Total expenses	881,273
Net investment income (loss)	1,105,772
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,107,265
Futures	92,685
Foreign currency	(50)
6,199,900
Change in net unrealized appreciation (depreciation) on: Investments	(7,553,524)
Futures	3,972
Foreign currency	(66)
(7,549,618)
Net gain (loss)	(1,349,718)
Net increase (decrease) in net assets resulting from operations	$(243,946)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$1,105,772	$1,225,775
Net realized gain (loss)	6,199,900	11,654,348
Change in net unrealized appreciation (depreciation)	(7,549,618)	528,773
Net increase (decrease) in net assets resulting from operations	(243,946)	13,408,896
Distributions to shareholders from: Net investment income: Class A	(1,181,666)	(1,575,913)
Class B	(1,333)	(1,920)
Total distributions	(1,182,999)	(1,577,833)
Fund share transactions: Class A Proceeds from shares sold	8,966,805	4,447,701
Reinvestment of distributions	1,181,666	1,575,913
Payments for shares redeemed	(21,261,573)	(20,221,768)
Net increase (decrease) in net assets from Class A share transactions	(11,113,102)	(14,198,154)
Class B Proceeds from shares sold	278	1,931
Reinvestment of distributions	1,333	1,920
Payments for shares redeemed	(142,932)	(19,529)
Net increase (decrease) in net assets from Class B share transactions	(141,321)	(15,678)
Increase (decrease) in net assets	(12,681,368)	(2,382,769)
Net assets at beginning of period	108,659,699	111,042,468
Net assets at end of period (including undistributed net investment income of $1,069,658 and $1,146,935, respectively)	$95,978,331	$108,659,699
Other Information
Class A Shares outstanding at beginning of period	10,190,728	11,688,302
Shares sold	829,522	457,619
Shares issued to shareholders in reinvestment of distributions	101,084	153,448
Shares redeemed	(1,977,469)	(2,108,641)
Net increase (decrease) in Class A shares	(1,046,863)	(1,497,574)
Shares outstanding at end of period	9,143,865	10,190,728
Class B Shares outstanding at beginning of period	15,598	17,241
Shares sold	26	199
Shares issued to shareholders in reinvestment of distributions	113	186
Shares redeemed	(12,738)	(2,028)
Net increase (decrease) in Class B shares	(12,599)	(1,643)
Shares outstanding at end of period	2,999	15,598

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.65	$9.49	$7.25	$14.65		$16.17
Income (loss) from investment operations: Net investment incomea	.11	.11	.12	.12		.17
Net realized and unrealized gain (loss)	(.15)	1.19	2.27	(4.97)		.36
Total from investment operations	(.04)	1.30	2.39	(4.85)		.53
Less distributions from: Net investment income	(.12)	(.14)	(.15)	(.21)		(.18)
Net realized gains	—	—	—	(2.34)		(1.87)
Total distributions	(.12)	(.14)	(.15)	(2.55)		(2.05)
Net asset value, end of period	$10.49	$10.65	$9.49	$7.25		$14.65
Total Return (%)	(.51)	13.77	33.97	(38.49	)b	3.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	108	111	106		242
Ratio of expenses before expense reductions (%)	.83	.76	.75	.76		.71
Ratio of expenses after expense reductions (%)	.83	.76	.75	.76		.71
Ratio of net investment income (%)	1.04	1.16	1.54	1.12		1.13
Portfolio turnover rate (%)	217	146	82	127		275
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.68	$9.51	$7.26	$14.61		$16.12
Income (loss) from investment operations: Net investment incomea	.08	.09	.10	.04		.11
Net realized and unrealized gain (loss)	(.16)	1.19	2.27	(4.89)		.36
Total from investment operations	(.08)	1.28	2.37	(4.85)		.47
Less distributions from: Net investment income	(.09)	(.11)	(.12)	(.16)		(.11)
Net realized gains	—	—	—	(2.34)		(1.87)
Total distributions	(.09)	(.11)	(.12)	(2.50)		(1.98)
Net asset value, end of period	$10.51	$10.68	$9.51	$7.26		$14.61
Total Return (%)	(.86)	13.55	33.46	(38.48	)b	3.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.17	.16	.13		11
Ratio of expenses before expense reductions (%)	1.07	1.02	1.02	1.22		1.09
Ratio of expenses after expense reductions (%)	1.07	1.02	1.02	1.21		1.09
Ratio of net investment income (%)	.81	.90	1.27	.67		.75
Portfolio turnover rate (%)	217	146	82	127		275
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Blue Chip VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $42,030,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($9,128,000) and December 31, 2017 ($32,902,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately 281,000 of net short-term realized capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,069,658
Capital loss carryforwards	$(42,030,000)
Unrealized appreciation (depreciation) on investments	$6,915,740

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
Fund	2011	2010
Distributions from ordinary income*	$1,182,999	$1,577,833

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund used futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $814,000 to $1,585,000.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$19,190

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$92,685

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$3,972

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $228,646,662 and $239,387,083, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As a subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $105,930, of which $8,157 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated ($)	Unpaid at December 31, 2011
Class A	$177	$43
Class B	24	5
	$201	$48

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2011, the Distribution Service Fee aggregated $279, of which $168 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,807, of which $2,853 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At December 31, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 52% and 36%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

G. Fund Merger

On November 18, 2011, the Board of Directors of the Fund approved the merger of the Fund into DWS Variable Series I DWS Core Equity VIP (formerly DWS Growth & Income VIP). Completion of the merger is expected to occur on or about April 30, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Blue Chip VIP:

We have audited the accompanying statement of assets and liabilities of DWS Blue Chip VIP, one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Blue Chip VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$917.00	$914.70
Expenses Paid per $1,000*	$4.11	$5.55
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,020.92	$1,019.41
Expenses Paid per $1,000*	$4.33	$5.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.85%	1.15%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of income dividends paid during the Fund's fiscal year ended December 31, 2011 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Blue Chip VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and underperformed its benchmark in the one- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2BC-2 (R-025826-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Core Fixed Income VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
20 Report of Independent Registered Public Accounting Firm
21 Information About Your Fund's Expenses
22 Tax Information
22 Proxy Voting
23 Investment Management Agreement Approval
26 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. In the current market environment, mortgage backed securities are experiencing increased volatility. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.72% for Class A shares, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital U.S. Aggregate Bond Index
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,641	$12,209	$10,260	$12,982
	Average annual total return	6.41%	6.88%	0.51%	2.64%
Barclays Capital U.S. Aggregate Bond Index	Growth of $10,000	$10,784	$12,171	$13,701	$17,535
	Average annual total return	7.84%	6.77%	6.50%	5.78%

The growth of $10,000 is cumulative.

Management Summary December 31, 2011 (Unaudited)

During the 12-month period ended December 31, 2011, the U.S. Federal Reserve Board (the Fed) maintained the benchmark federal funds rate (overnight bank lending rate) at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth. U.S. Treasury yields fell from already historically low levels for the 12 months, as for much of the year investors sought a refuge from the debt crisis in Europe. Most sectors of the bond market benefited from the declining rate environment, with high-quality corporate bonds benefiting in particular, as investors sought yields in an environment of extraordinarily low interest rates. Corporate bonds continued to be supported by strong profits and balance sheets over the period.

During the 12-month period ended December 31, 2011, the Fund provided a total return of 6.41% (Class A shares, unadjusted for contract charges), compared with the 7.84% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index.1

The downward shift in yields over the year was much less of a factor in portfolio performance than our positioning within sectors that trade at a yield spread over U.S. Treasuries, such as corporate bonds and mortgage-backed securities (MBS).2,3 In the first half of the year, overweighting of these sectors positively contributed to relative performance as investors were compensated for incremental risk exposure.4 The Fund also benefitted from its selections within MBS, focusing on securities with characteristics that provided some protection against prepayments on underlying mortgages. As these credit-oriented sectors approached fuller valuations, the Fund shifted its exposure to shorter maturities to better protect against any potential adverse widening in spreads. However, as contagion fears stemming from the European debt crisis reignited in the third quarter, these holdings suffered. Similarly, the Fund's underweighting of U.S. Treasuries also detracted from performance in the quarter as investors engaged in a flight to safety. After yield spreads widened, we took the opportunity to increase exposure to corporates and MBS, which helped performance late in the period as market anxiety with respect to Europe subsided somewhat. Entering 2012, we believe bond markets may hinge on European efforts to stabilize government and banking finances. Overall, we anticipate a continuation of choppy, but trendless, interest rate movements.

Please note that on or about April 30, 2012, DWS Core Fixed Income VIP will merge into the DWS Variable Series I — DWS Bond VIP (see Note G in Notes to Financial Statements).

Kenneth R. Bowling, CFA

John Brennan

Jamie Guenther, CFA

Bruce Harley, CFA, CEBS

J. Kevin Horsley, CFA, CPA

J. Richard Robben, CFA

David Vignolo, CFA

Stephen Willer, CFA

William Chepolis, CFA

Portfolio Managers

1 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Spread" refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

3 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

4 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Net Assets)	12/31/11	12/31/10

Mortgage-Backed Securities Pass-Throughs	43%	38%
Government & Agency Obligations	38%	34%
Corporate Bonds	24%	29%
Municipal Bonds and Notes	8%	8%
Commercial Mortgage-Backed Securities	7%	9%
Asset-Backed	4%	2%
Collateralized Mortgage Obligations	3%	2%
Cash Equivalents and Other Assets and Liabilities, net	(27)%	(22)%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/11	12/31/10

AAA	72%	64%
AA	5%	7%
A	8%	12%
BBB	12%	13%
BB	1%	2%
B	0%	1%
Not Rated	2%	1%
	100%	100%

Interest Rate Sensitivity	12/31/11	12/31/10

Effective Maturity	7.1 years	7.0 years
Effective Duration	4.9 years	5.0 years

Asset allocation and Interest Rate Sensitivity are subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Principal Amount ($)	Value ($)

Corporate Bonds 24.1%
Consumer Discretionary 3.7%
AMC Entertainment, Inc., 8.75%, 6/1/2019	143,000	148,005
DIRECTV Holdings LLC:
3.125%, 2/15/2016	200,000	202,599
6.35%, 3/15/2040	112,000	127,413
Johnson Controls, Inc., 3.75%, 12/1/2021	220,000	227,157
MGM Resorts International, 9.0%, 3/15/2020	500,000	553,750
NBCUniversal Media LLC, 5.95%, 4/1/2041	172,000	202,171
Time Warner Cable, Inc., 4.0%, 9/1/2021	230,000	232,697
Time Warner, Inc., 7.625%, 4/15/2031	250,000	322,720
Viacom, Inc., 2.5%, 12/15/2016	530,000	529,799
Yum! Brands, Inc.:
3.875%, 11/1/2020	300,000	306,794
5.3%, 9/15/2019	100,000	111,884
		2,964,989
Consumer Staples 2.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019	400,000	518,064
CVS Caremark Corp., 5.75%, 5/15/2041	105,000	125,027
Kellogg Co., 4.0%, 12/15/2020	200,000	211,673
Kraft Foods, Inc., 5.375%, 2/10/2020	525,000	605,772
Kroger Co.:
5.4%, 7/15/2040	150,000	161,602
6.9%, 4/15/2038	100,000	128,591
		1,750,729
Energy 3.1%
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	280,000	365,005
Encana Corp., 5.15%, 11/15/2041	90,000	91,879
Enterprise Products Operating LLC, 4.6%, 8/1/2012	500,000	507,357
ONEOK Partners LP, 6.15%, 10/1/2016	321,000	368,607
Plains All American Pipeline LP, 8.75%, 5/1/2019	350,000	447,123
Weatherford International Ltd., 5.125%, 9/15/2020	550,000	571,548
Williams Partners LP, 4.0%, 11/15/2021	88,000	90,360
		2,441,879
Financials 6.3%
American Express Credit Corp., 2.8%, 9/19/2016	700,000	703,430
Bank of America Corp.:
5.65%, 5/1/2018	365,000	347,755
6.5%, 8/1/2016	80,000	80,566
Bank of New York Mellon Corp., 2.4%, 1/17/2017	500,000	498,870
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016	103,000	106,659
Citigroup, Inc., 4.5%, 1/14/2022	182,000	175,088
CNA Financial Corp., 5.75%, 8/15/2021	403,000	411,232
	Principal Amount ($)	Value ($)

JPMorgan Chase & Co., 5.125%, 9/15/2014	500,000	527,150
Lincoln National Corp., 8.75%, 7/1/2019	230,000	279,763
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	200,000	287,751
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021	183,000	179,751
Nordea Bank AB, 144A, 4.875%, 5/13/2021	350,000	295,823
PNC Funding Corp., 5.25%, 11/15/2015	450,000	489,440
Prudential Financial, Inc., 7.375%, 6/15/2019	50,000	59,103
SunTrust Banks, Inc., 3.6%, 4/15/2016	150,000	152,750
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020	380,000	389,258
		4,984,389
Health Care 3.0%
Amgen, Inc., 5.15%, 11/15/2041	220,000	228,071
Express Scripts, Inc.:
6.25%, 6/15/2014	205,000	223,437
7.25%, 6/15/2019	405,000	482,626
Gilead Sciences, Inc., 4.4%, 12/1/2021	165,000	174,684
Quest Diagnostics, Inc.:
4.7%, 4/1/2021	650,000	692,952
6.4%, 7/1/2017	500,000	591,370
		2,393,140
Industrials 0.5%
Burlington Northern Santa Fe LLC, 3.45%, 9/15/2021	60,000	61,842
CSX Corp., 6.15%, 5/1/2037	250,000	300,637
		362,479
Information Technology 1.0%
Applied Materials, Inc., 5.85%, 6/15/2041	400,000	455,889
Hewlett-Packard Co., 3.3%, 12/9/2016	300,000	306,331
		762,220
Materials 2.2%
ArcelorMittal, 6.125%, 6/1/2018	500,000	493,781
Corp Nacional del Cobre de Chile, 144A, 3.75%, 11/4/2020	550,000	558,550
Dow Chemical Co.:
4.125%, 11/15/2021	61,000	62,569
4.25%, 11/15/2020	285,000	296,240
Ecolab, Inc.:
4.35%, 12/8/2021	255,000	272,312
5.5%, 12/8/2041	57,000	63,164
		1,746,616
Telecommunication Services 1.1%
American Tower Corp., 7.25%, 5/15/2019	250,000	283,076
AT&T, Inc., 3.875%, 8/15/2021	90,000	95,198
Frontier Communications Corp., 7.875%, 4/15/2015	500,000	506,875
		885,149
	Principal Amount ($)	Value ($)

Utilities 1.0%
DTE Energy Co., 7.625%, 5/15/2014	148,000	168,184
FirstEnergy Solutions Corp., 6.8%, 8/15/2039	292,000	326,971
Sempra Energy, 6.5%, 6/1/2016	290,000	338,285
		833,440
Total Corporate Bonds (Cost $18,315,549)		19,125,030

Mortgage-Backed Securities Pass-Throughs 43.0%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039	1,175,178	1,240,685
4.5%, 6/1/2041	1,896,253	2,008,547
6.0%, with various maturities from 12/1/2034 until 3/1/2038	652,350	720,151
Federal National Mortgage Association:
2.458%*, 8/1/2037	186,598	198,727
3.0%, 6/1/2026 (a)	5,137,500	5,305,271
3.5%, 2/1/2041 (a)	4,000,000	4,114,375
4.0%, with various maturities from 2/1/2040 until 9/1/2040 (a)	15,547,598	16,335,982
4.5%, 10/1/2033	320,583	341,321
5.0%, 8/1/2040	268,283	289,693
5.108%*, 9/1/2038	85,810	90,016
5.5%, with various maturities from 12/1/2032 until 9/1/2036	1,827,986	1,991,038
6.0%, 4/1/2024	542,017	604,902
6.5%, with various maturities from 3/1/2017 until 4/1/2037	818,811	912,820
8.0%, 9/1/2015	8,404	9,026
Total Mortgage-Backed Securities Pass-Throughs (Cost $33,501,784)		34,162,554

Asset-Backed 3.6%
Credit Card Receivables 1.0%
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 3.028%*, 8/15/2018	750,000	786,755
Student Loans 2.6%
Nelnet Student Loan Trust:
"A1", Series 2007-1, 0.516%*, 11/27/2018	763,167	752,530
"A4", Series 2006-1, 0.585%*, 11/23/2022	1,300,000	1,281,720
		2,034,250
Total Asset-Backed (Cost $2,821,217)		2,821,005

Commercial Mortgage-Backed Securities 7.3%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-1, 5.451%, 1/15/2049	900,000	977,803
Banc of America Merrill Lynch Commercial Mortgage, Inc., "A2", Series 2007-2, 5.634%, 4/10/2049	156,961	160,551
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW16, 5.715%*, 6/11/2040	100,000	109,481
	Principal Amount ($)	Value ($)

Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	835,000	903,792
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2007-C1, 5.716%, 2/15/2051	485,000	525,029
"A4", Series 2007-LD12, 5.882%, 2/15/2051	720,000	782,004
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040	400,000	438,159
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.834%*, 6/12/2050	900,000	965,693
Morgan Stanley Reremic Trust, "A4A", Series 2009-GG10, 144A, 5.79%*, 8/12/2045	850,000	952,969
Total Commercial Mortgage-Backed Securities (Cost $5,679,474)		5,815,481

Collateralized Mortgage Obligations 3.2%
Federal National Mortgage Association:
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025	69,834	8,456
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	469,263
Government National Mortgage Association:
"IU", Series 2010-164, Interest Only, 2.0%, 12/20/2013	2,160,620	58,308
"CI", Series 2010-145, Interest Only, 4.0%, 11/20/2035	592,182	41,331
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036	1,004,437	106,246
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039	899,092	145,210
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039	469,445	74,415
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040	1,879,798	247,982
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036	1,154,975	134,666
"JI", Series 2010-67, Interest Only, 5.0%, 10/20/2033	1,585,147	118,993
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039	1,814,029	301,295
"BI", Series 2010-168, Interest Only, 5.0%, 4/20/2040	3,934,559	564,029
MASTR Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	245,928	251,496
Total Collateralized Mortgage Obligations (Cost $3,291,765)		2,521,690

Government & Agency Obligations 38.0%
Sovereign Bonds 0.5%
Republic of Poland, 5.0%, 3/23/2022	400,000	402,000
U.S. Treasury Obligations 37.5%
U.S. Treasury Bill, 0.015%**, 3/8/2012 (b)	391,000	390,987
U.S. Treasury Bonds:
4.75%, 2/15/2037	3,000,000	4,074,843
5.375%, 2/15/2031	2,500,000	3,563,280
7.125%, 2/15/2023	700,000	1,058,641
	Principal Amount ($)	Value ($)

U.S. Treasury Inflation-Indexed Note, 0.625%, 7/15/2021	1,908,873	2,042,047
U.S. Treasury Notes:
0.5%, 10/15/2013 (c)	5,000,000	5,021,680
1.0%, 1/15/2014	955,000	969,102
1.0%, 8/31/2016	4,500,000	4,549,221
1.5%, 7/31/2016	3,000,000	3,101,484
2.0%, 11/15/2021 (c)	2,100,000	2,123,953
3.625%, 2/15/2020 (c)	2,500,000	2,899,415
		29,794,653
Total Government & Agency Obligations (Cost $28,391,166)		30,196,653

Municipal Bonds and Notes 7.5%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (d)	180,000	209,748
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (d)	265,000	299,347
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033, INS: AGMC (d)	420,000	496,545
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013 (d)	370,000	369,238
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (d)	775,000	795,762
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043 (d)	200,000	250,976
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015 (d)	680,000	700,658
	Principal Amount ($)	Value ($)

Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014, INS: AMBAC (d)	475,000	482,752
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043 (d)	250,000	311,263
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014, INS: AGC (d)	585,000	658,300
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036, INS: AGC (d)	395,000	457,687
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022, INS: AGMC (d)	865,000	921,909
Total Municipal Bonds and Notes (Cost $5,486,874)		5,954,185

	Shares	Value ($)

Securities Lending Collateral 11.6%
Daily Assets Fund Institutional, 0.18% (e) (f) (Cost $9,221,105)	9,221,105	9,221,105

Cash Equivalents 1.7%
Central Cash Management Fund, 0.07% (e) (Cost $1,318,988)	1,318,988	1,318,988

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $108,027,922)+	140.0	111,136,691
Other Assets and Liabilities, Net	(40.0)	(31,735,961)
Net Assets	100.0	79,400,730

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $108,027,922. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $3,108,769. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,103,525 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $994,756.

(a) When-issued or delayed delivery security included.

(b) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $9,011,800, which is 11.3% of net assets.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Ultra Long U.S. Treasury Bond	USD	3/12/2012	10	1,601,875	6,542

At December 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	3/12/2012	38	4,982,750	(34,087)
30 Year U.S. Treasury Bond	USD	3/12/2012	90	13,033,125	(97,635)
Total unrealized depreciation					(131,722)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income (g)
Corporate Bonds	$—	$19,125,030	$—	$19,125,030
Mortgage-Backed Securities Pass-Throughs	—	34,162,554	—	34,162,554
Asset-Backed	—	2,821,005	—	2,821,005
Commercial Mortgage-Backed Securities	—	5,815,481	—	5,815,481
Collateralized Mortgage Obligations	—	2,521,690	—	2,521,690
Government & Agency Obligations	—	30,196,653	—	30,196,653
Municipal Bonds and Notes	—	5,954,185	—	5,954,185
Short-Term Investments (g)	10,540,093	—	—	10,540,093
Derivatives (h)	6,542	—	—	6,542
Total	$10,546,635	$100,596,598	$—	$111,143,233
Liabilities
Derivatives (h)	$(131,722)	$—	$—	$(131,722)
Total	$(131,722)	$—	$—	$(131,722)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $97,487,829) — including $9,011,800 of securities loaned	$100,596,598
Investment in Daily Assets Fund Institutional (cost $9,221,105)*	9,221,105
Investment in Central Cash Management Fund (cost $1,318,988)	1,318,988
Total investments in securities, at value (cost $108,027,922)	111,136,691
Cash	10,000
Receivable for Fund shares sold	197,888
Interest receivable	671,213
Foreign taxes recoverable	644
Other assets	1,525
Total assets	112,017,961
Liabilities
Payable upon return of securities loaned	9,221,105
Payable for investment purchases — delayed delivery securities	23,251,170
Payable for Fund shares redeemed	1,869
Payable for daily variation margin on futures contracts	32,108
Accrued management fee	18,631
Other accrued expenses and payables	92,348
Total liabilities	32,617,231
Net assets, at value	$79,400,730
Net Assets Consist of
Undistributed net investment income	2,535,633
Net unrealized appreciation (depreciation) on: Investments	3,108,769
Futures	(125,180)
Accumulated net realized gain (loss)	(51,935,189)
Paid-in capital	125,816,697
Net assets, at value	$79,400,730
Class A Net Asset Value, offering and redemption price per share ($79,400,730 ÷ 8,774,893 outstanding shares of beneficial interest, no par value, 24,742,586 shares authorized)	$9.05

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Interest	$3,176,801
Income distributions — Central Cash Management Fund	12,246
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,899
Total income	3,193,946
Expenses: Management fee	411,769
Administration fee	82,354
Services to shareholders	1,785
Custodian fee	19,133
Audit and tax fees	49,249
Legal fees	25,610
Reports to shareholders	34,453
Trustees' fees and expenses	3,469
Other	10,794
Total expenses before expense reductions	638,616
Expense reductions	(28,271)
Total expenses after expense reductions	610,345
Net investment income (loss)	2,583,601
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,139,913
Swap contracts	(63,165)
Futures	(694,123)
2,382,625
Change in net unrealized appreciation (depreciation) on: Investments	834,684
Futures	(742,571)
92,113
Net gain (loss)	2,474,738
Net increase (decrease) in net assets resulting from operations	$5,058,339

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$2,583,601	$2,528,721
Net realized gain (loss)	2,382,625	4,071,997
Change in net unrealized appreciation (depreciation)	92,113	(457,850)
Net increase (decrease) in net assets resulting from operations	5,058,339	6,142,868
Distributions to shareholders from: Net investment income: Class A	(2,313,385)	(5,749,285)
Total distributions	(2,313,385)	(5,749,285)
Fund share transactions: Class A Proceeds from shares sold	6,117,054	26,314,018
Shares converted*	—	53,582
Reinvestment of distributions	2,313,385	5,749,285
Payments for shares redeemed	(19,622,915)	(38,312,024)
Net increase (decrease) in net assets from Class A share transactions	(11,192,476)	(6,195,139)
Class B Proceeds from shares sold	—	785
Shares converted*	—	(53,582)
Payments for shares redeemed	—	(78)
Net increase (decrease) in net assets from Class B share transactions	—	(52,875)
Increase (decrease) in net assets	(8,447,522)	(5,854,431)
Net assets at beginning of period	87,848,252	93,702,683
Net assets at end of period (including undistributed net investment income of $2,535,633 and $2,279,173, respectively)	$79,400,730	$87,848,252
Other Information
Class A Shares outstanding at beginning of period	10,037,687	10,676,602
Shares sold	689,569	3,026,894
Shares converted*	—	5,994
Shares issued to shareholders in reinvestment of distributions	268,064	681,204
Shares redeemed	(2,220,427)	(4,353,007)
Net increase (decrease) in Class A shares	(1,262,794)	(638,915)
Shares outstanding at end of period	8,774,893	10,037,687
Class B Shares outstanding at beginning of period	—	5,948
Shares sold	—	89
Shares converted*	—	(6,028)
Shares issued to shareholders in reinvestment of distributions	—	(9)
Net increase (decrease) in Class B shares	—	(5,948)
Shares outstanding at end of period	—	—

* On February 5, 2010, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011		2010	2009		2008		2007
Selected Per Share Date
Net asset value, beginning of period	$8.75		$8.77	$8.90		$11.82		$11.86
Income (loss) from investment operations: Net investment incomea	.28		.23	.39		.57		.56
Net realized and unrealized gain (loss)	.27		.32	.24		(2.72)		(.08)
Total from investment operations	.55		.55	.63		(2.15)		.48
Less distributions from: Net investment income	(.25)		(.57)	(.76)		(.77)		(.52)
Net asset value, end of period	$9.05		$8.75	$8.77		$8.90		$11.82
Total Return (%)	6.41	b	6.51	7.72	c	(19.33	)b	4.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79		88	94		110		186
Ratio of expenses before expense reductions (%)	.78		.72	.59		.70		.66
Ratio of expenses after expense reductions (%)	.74		.72	.59		.70		.66
Ratio of net investment income (%)	3.14		2.62	4.50		5.36		4.78
Portfolio turnover rate (%)	265		356	222		215		209
a Based on average shares outstanding during the period.
b Total returns would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Fixed Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $51,590,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($3,395,000) and December 31, 2017 ($48,195,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately $279,000 of net long-term realized capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31,2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$2,535,633
Capital loss carryforwards	$(51,590,000)
Unrealized appreciation (depreciation) on investments	$3,108,769

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$2,313,385	$5,749,285

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended December 31, 2011, the Fund bought credit default swap contracts to gain exposure to an underlying reference entity's credit quality characteristics without directly investing in that reference entity, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of December 31, 2011. For the year ended December 31, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,403,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $8,923,000 to $23,345,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Interest Rate Contracts (a)	$6,542

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$(131,722)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(694,123)	$—	$(694,123)
Credit Contracts (a)	—	(63,165)	(63,165)
	$(694,123)	$(63,165)	$(757,288)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures and swap contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$(742,571)

The above derivative is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $196,874,280 and $205,601,432, respectively. Purchases and sales of U.S. Treasury obligations aggregated $36,232,816 and $37,851,127, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

For the period from January 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.71%.

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.70%.

Accordingly, for the year ended December 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $28,155, and the amount charged aggregated $383,614, which was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $82,354, of which $6,703 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC aggregated $116, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,502, of which $3,075 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 44%, 42% and 13%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

G. Fund Merger

On November 18, 2011, the Board of Directors of the Fund approved the merger of the Fund into DWS Variable Series I — DWS Bond VIP. Completion of the merger is expected to occur on or about April 30, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Core Fixed Income VIP:

We have audited the accompanying statement of assets and liabilities of DWS Core Fixed Income VIP, one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Core Fixed Income VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,039.00
Expenses Paid per $1,000*	$3.80
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,021.48
Expenses Paid per $1,000*	$3.77

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Core Fixed Income VIP	.74%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Core Fixed Income VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2CFI-2 (R-025827-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Diversified International Equity VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
16 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
20 Financial Highlights
21 Notes to Financial Statements
26 Report of Independent Registered Public Accounting Firm
27 Information About Your Fund's Expenses
28 Tax Information
28 Proxy Voting
29 Investment Management Agreement Approval
32 Summary of Management Fee Evaluation by Independent Fee Consultant
34 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.99% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP
[] DWS Diversified International Equity VIP — Class A [] MSCI EAFE® Index
The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Diversified International Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,793	$12,618	$7,538	$14,396
	Average annual total return	-12.07%	8.06%	-5.50%	3.71%
MSCI EAFE Index	Growth of $10,000	$8,786	$12,475	$7,852	$15,778
	Average annual total return	-12.14%	7.65%	-4.72%	4.67%

The growth of $10,000 is cumulative.

Management Summary December 31, 2011 (Unaudited)

The combination of the European debt crisis and the earthquake in Japan took a toll on international equities during 2011, causing the MSCI EAFE® Index to finish with a return of -12.14%.1 The Class A shares of the Fund returned -12.07% (unadjusted for contract charges), slightly ahead of the benchmark.

Throughout the course of the year, the Fund held a weighting of approximately 9-10% of assets in two exchanged-traded funds (ETFs) linked to the performance of the emerging markets: Vanguard MSCI Emerging Markets Fund and iShares MSCI Emerging Markets Index Fund.2,3,4 We have held these positions since we began managing the Fund in 2009, and they aided the Fund's performance through the end of 2010. However, emerging markets lagged during the past year due to heightened investor risk aversion and slowing global growth, and the MSCI Emerging Markets Index finished the year well behind the MSCI EAFE Index, with a return of -18.42%. As a result, this position detracted from the Fund's performance in 2011. Nevertheless, we believe this allocation adds meaningful diversification to the portfolio on a longer-term basis.5

The Fund's largest sector overweights during the year were in telecommunications and consumer staples, while its most significant underweights were in financials and industrials.6 This defensive positioning was a positive for performance, as stocks with stable cash flows, low economic sensitivity and high dividend yields generally provided the strongest relative performance.

The Fund's also was helped by its underweight in Japan, which lagged the broader world market by six percentage points due in part to the lingering economic effects of the March earthquake, and by its overweight in Canada, which was relatively insulated from the economic problems of the rest of the world. An overweight in the Netherlands also aided relative performance. On the negative side, the Fund's underweight in the United Kingdom detracted from performance. The Fund held an average weighting that was less than half of the country's weighting in the benchmark, a negative given that the U.K. outperformed the MSCI EAFE Index by nearly 10 percentage points. Overweights in Finland and Greece also detracted from performance.

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is an unmanaged, free float-adjusted, market-capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

3 The Vanguard MSCI Emerging Markets Fund invests in stocks of companies located in emerging markets around the world, such as Brazil, Russia, China, Korea and Taiwan. The fund seeks to closely track the return of the MSCI Emerging Markets Index over the long term.

4 The iShares MSCI Emerging Markets Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in emerging markets, as represented by the MSCI Emerging Markets Index. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

5 Diversification neither assures a profit nor guarantees against a loss.

6 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common Stocks	89%	87%
Exchange-Traded Funds	10%	9%
Preferred Stocks	1%	1%
Cash Equivalents*	0%	3%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	12/31/11	12/31/10

Telecommunication Services	14%	16%
Health Care	13%	9%
Consumer Staples	13%	12%
Financials	11%	10%
Utilities	11%	8%
Consumer Discretionary	9%	8%
Materials	9%	11%
Industrials	8%	11%
Information Technology	7%	6%
Energy	5%	9%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/11	12/31/10

Continental Europe	49%	49%
Japan	13%	21%
Canada	11%	5%
Emerging Markets	10%	10%
United Kingdom	8%	7%
Asia (excluding Japan)	5%	4%
Australia	4%	4%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation, sector and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 88.6%
Australia 3.7%
AGL Energy Ltd.	16,408	240,251
Asciano Ltd.	5,759	26,520
Australia & New Zealand Banking Group Ltd.	2,823	59,159
BHP Billiton Ltd.	4,758	167,951
Brambles Ltd.	13,105	95,816
Coca-Cola Amatil Ltd.	2,294	26,999
Cochlear Ltd.	674	42,792
Commonwealth Bank of Australia	1,574	79,099
Crown Ltd.	9,187	75,926
CSL Ltd.	4,663	152,613
Fairfax Media Ltd.	54,011	39,693
Leighton Holdings Ltd.	1,643	31,929
National Australia Bank Ltd.	2,600	61,984
Newcrest Mining Ltd.	1,231	37,290
Origin Energy Ltd.	6,869	93,349
Qantas Airways Ltd.*	18,444	27,502
QBE Insurance Group Ltd.	2,063	27,313
QR National Ltd.	14,433	50,414
Rio Tinto Ltd.	735	45,492
Santos Ltd.	6,168	77,053
Sonic Healthcare Ltd.	4,124	47,514
SP AusNet	58,973	56,647
TABCORP Holdings Ltd.	15,130	42,202
Tatts Group Ltd.	24,689	61,538
Telstra Corp., Ltd.	71,485	243,321
Toll Holdings Ltd.	7,945	34,229
Transurban Group (Units)	9,615	55,219
Wesfarmers Ltd.	3,054	92,034
Westfield Group (REIT) (Units)	3,912	31,262
Westpac Banking Corp.	2,569	52,437
Woodside Petroleum Ltd.	3,950	123,480
Woolworths Ltd.	2,335	59,894
WorleyParsons Ltd.	1,091	28,583
(Cost $1,792,059)		2,387,505
Austria 0.4%
Erste Group Bank AG	6,158	107,853
Immofinanz AG*	21,500	64,757
Raiffeisen Bank International AG (a)	1,708	44,185
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,323	52,348
(Cost $296,684)		269,143
Belgium 1.1%
Ageas	51,209	79,333
Anheuser-Busch InBev NV	3,696	225,724
Delhaize Group	593	33,250
Groupe Bruxelles Lambert SA	1,693	112,486
KBC Groep NV (a)	3,750	47,086
Solvay SA	1,159	95,074
Umicore SA	2,235	92,020
(Cost $646,694)		684,973
Bermuda 0.2%
Seadrill Ltd. (Cost $31,566)	3,016	100,642
Canada 11.5%
Alimentation Couche-Tard, Inc. "B"	3,600	112,020
Bank of Montreal (a)	1,300	71,307
	Shares	Value ($)

Bank of Nova Scotia (a)	2,500	124,736
Barrick Gold Corp. (a)	1,500	67,951
BCE, Inc. (a)	4,700	195,935
Bell Aliant, Inc. (a)	800	22,451
Bombardier, Inc. "B" (a)	19,900	79,307
Brookfield Asset Management, Inc. "A" (a)	1,700	46,791
CAE, Inc. (a)	3,800	36,890
Canadian Imperial Bank of Commerce (a)	1,000	72,432
Canadian National Railway Co. (a)	6,400	503,519
Canadian Natural Resources Ltd. (a)	1,800	67,406
Canadian Pacific Railway Ltd. (a)	2,600	176,124
Canadian Tire Corp., Ltd. "A"	1,700	109,968
Canadian Utilities Ltd. "A"	4,600	277,874
CGI Group, Inc. "A"*	16,400	309,085
Empire Co., Ltd. "A"	900	52,220
EnCana Corp. (a)	1,500	27,814
Finning International, Inc.	2,600	56,683
Fortis, Inc. (a)	10,000	327,558
George Weston Ltd.	900	60,153
Gildan Activewear, Inc. (a)	2,500	47,018
Goldcorp, Inc. (a)	1,200	53,254
Imperial Oil Ltd. (a)	1,000	44,555
Kinross Gold Corp. (a)	2,300	26,257
Loblaw Companies Ltd. (a)	2,100	79,321
Magna International, Inc. "A" (a)	4,506	150,384
Manulife Financial Corp. (a)	4,700	50,056
Metro, Inc. "A" (a)	2,200	116,613
National Bank of Canada (a)	600	42,487
Open Text Corp.*	3,900	199,948
Potash Corp. of Saskatchewan, Inc. (a)	1,300	53,746
Research In Motion Ltd.*	30,300	440,186
Ritchie Bros. Auctioneers, Inc. (a)	1,600	35,180
Rogers Communications, Inc. "B" (a)	9,100	350,601
Royal Bank of Canada (a)	3,300	168,377
Saputo, Inc. (a)	3,800	145,584
Shaw Communications, Inc. "B" (a)	7,800	155,043
Shoppers Drug Mart Corp. (a)	4,800	193,838
SNC-Lavalin Group, Inc.	2,200	110,308
Sun Life Financial, Inc. (a)	2,000	37,104
Suncor Energy, Inc.	2,420	69,791
Teck Resources Ltd. "B"	1,200	42,299
Telus Corp.	1,600	90,527
Telus Corp. (Non-Voting Shares) (a)	3,300	176,993
Thomson Reuters Corp. (a) (b)	6,100	163,046
Thomson Reuters Corp. (b)	1,158	30,884
Tim Hortons, Inc.	3,600	174,426
Toronto-Dominion Bank (a)	2,100	157,260
TransAlta Corp. (a)	11,900	245,534
Valeant Pharmaceuticals International, Inc.*	18,600	870,160
Viterra, Inc. (a)	10,100	106,478
(Cost $7,423,562)		7,425,482
Denmark 2.5%
A P Moller-Maersk AS "A"	7	43,523
A P Moller-Maersk AS "B"	15	98,703
Carlsberg AS "B"	5,367	379,055
Coloplast AS "B" (a)	299	42,921
Danske Bank AS*	18,603	236,908
	Shares	Value ($)

DSV AS	2,622	46,876
Novo Nordisk AS "B"	6,131	705,345
Tryg AS	621	34,419
Vestas Wind Systems AS*	2,251	24,201
William Demant Holding AS*	427	35,451
(Cost $1,536,561)		1,647,402
Finland 3.0%
Fortum Oyj	12,576	267,565
Kone Oyj "B" (a)	1,991	102,989
Metso Corp.	1,709	62,977
Nokia Corp. (a)	52,222	252,352
Pohjola Bank PLC	5,199	50,312
Sampo Oyj "A"	9,439	233,874
Stora Enso Oyj "R"	57,301	341,350
UPM-Kymmene Oyj	52,330	573,558
Wartsila Corp. (a)	2,307	66,386
(Cost $2,199,697)		1,951,363
France 7.0%
Air Liquide SA	1,503	185,750
Alcatel-Lucent*	31,152	48,565
AtoS	697	30,496
AXA SA (a)	3,081	39,706
BNP Paribas SA	2,242	87,770
Bouygues SA	734	23,030
Cap Gemini	1,341	41,712
Carrefour SA	4,540	103,187
Casino Guichard-Perrachon SA	794	66,723
Compagnie de Saint-Gobain	755	28,935
DANONE SA	4,560	286,427
Dassault Systemes SA	830	66,458
Electricite de France	2,181	52,862
Essilor International SA (a)	3,351	236,259
France Telecom SA	28,037	438,772
GDF Suez	13,436	365,421
Iliad SA (a)	426	52,546
L'Oreal SA	1,857	193,795
Lafarge SA	1,230	42,976
LVMH Moet Hennessy Louis Vuitton SA	420	59,173
Neopost SA	388	26,067
Pernod Ricard SA (a)	1,706	157,901
Sanofi	14,584	1,067,126
Schneider Electric SA	894	46,721
Societe Generale	1,457	32,337
Suez Environnement Co.	1,869	21,460
Total SA (a)	6,374	325,335
Unibail-Rodamco SE (REIT)	265	47,428
Vallourec SA	299	19,325
Veolia Environnement	4,218	46,451
Vinci SA (a)	944	41,185
Vivendi	10,249	223,746
(Cost $4,290,594)		4,505,645
Germany 5.7%
Adidas AG	1,331	86,573
Allianz SE (Registered)	1,458	139,342
BASF SE	1,618	112,841
Bayer AG	7,244	463,128
Bayerische Motoren Werke (BMW) AG	2,347	156,909
Beiersdorf AG	2,600	147,453
Commerzbank AG*	10,242	17,249
	Shares	Value ($)

Continental AG*	632	39,338
Daimler AG (Registered)	6,888	302,357
Deutsche Boerse AG*	688	36,070
Deutsche Post AG (Registered)	3,555	54,657
Deutsche Telekom AG (Registered)	48,743	559,227
E.ON AG	8,895	191,209
Fresenius Medical Care AG & Co. KGaA	1,256	85,340
Fresenius SE & Co. KGaA	632	58,466
GEA Group AG	1,223	34,584
Henkel AG & Co. KGaA	3,480	168,448
Infineon Technologies AG (a)	6,144	46,244
K+S AG (Registered)	447	20,155
Kabel Deutschland Holding AG*	519	26,264
Linde AG	332	49,390
Merck KGaA	430	42,868
Metro AG	3,345	122,081
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	598	73,350
RWE AG	2,429	85,094
SAP AG	6,095	322,263
Siemens AG (Registered)	1,513	144,704
Suedzucker AG	2,222	70,732
ThyssenKrupp AG	776	17,763
Volkswagen AG	228	30,566
(Cost $3,547,490)		3,704,665
Greece 0.3%
National Bank of Greece SA* (Cost $521,527)	108,240	226,815
Hong Kong 2.5%
AIA Group Ltd.	23,000	71,687
Cathay Pacific Airways Ltd.	15,000	25,764
Cheung Kong (Holdings) Ltd.	5,000	59,340
Cheung Kong Infrastructure Holdings Ltd.	7,000	40,700
CLP Holdings Ltd.	23,000	195,703
Galaxy Entertainment Group Ltd.*	12,000	21,731
Genting Singapore PLC* (a)	156,000	181,032
Hang Lung Properties Ltd.	20,000	56,862
Hang Seng Bank Ltd.	2,200	26,072
Hong Kong & China Gas Co., Ltd.	41,649	96,595
Hong Kong Exchanges & Clearing Ltd. (a)	3,500	56,317
Hutchison Whampoa Ltd.	31,000	259,368
Li & Fung Ltd. (a)	42,000	77,213
Link (REIT)	13,500	49,742
MTR Corp., Ltd.	17,500	56,638
Noble Group Ltd.	29,363	25,475
NWS Holdings Ltd. (a)	30,000	44,165
Power Assets Holdings Ltd.	14,000	103,538
Shangri-La Asia Ltd. (a)	18,000	31,032
SJM Holdings Ltd.	12,000	19,339
Sun Hung Kai Properties Ltd. (a)	5,000	62,408
Yue Yuen Industrial (Holdings) Ltd. (a)	10,500	33,172
(Cost $1,291,264)		1,593,893
Ireland 1.7%
CRH PLC (b)	31,325	618,656
CRH PLC (b)	20,956	416,040
Experian PLC	5,338	72,484
(Cost $1,042,219)		1,107,180
	Shares	Value ($)

Italy 3.3%
A2A SpA	20,926	19,606
Assicurazioni Generali SpA (a)	5,770	86,441
Atlantia SpA	5,777	92,158
Banca Monte dei Paschi di Siena SpA	55,503	17,985
Banco Popolare Societa Cooperativa (a)	19,374	24,934
Enel Green Power SpA	16,188	33,703
Enel SpA	79,900	323,786
Eni SpA	11,687	241,401
Fiat Industrial SpA*	14,315	121,964
Fiat SpA (a)	20,225	92,489
Finmeccanica SpA	7,959	29,348
Intesa Sanpaolo	42,493	70,579
Luxottica Group SpA	2,649	74,129
Mediaset SpA	10,870	29,988
Pirelli & C. SpA	4,802	40,268
Prysmian SpA	3,602	44,514
Saipem SpA	1,672	70,670
Snam Rete Gas SpA	16,191	71,165
Telecom Italia SpA (a)	337,823	360,714
Telecom Italia SpA (RSP)	223,543	199,476
Terna — Rete Elettrica Nationale SpA	14,939	50,204
UBI Banca — Unione di Banche Italiane ScpA	3,919	15,968
UniCredit SpA (a)	6,984	57,580
(Cost $2,567,470)		2,169,070
Japan 12.6%
AEON Co., Ltd. (a)	6,800	93,327
Ajinomoto Co., Inc. (a)	7,000	83,977
Alfresa Holdings Corp.	1,000	42,115
Asahi Breweries Ltd. (a)	4,100	90,087
Asahi Kasei Corp.	7,000	42,153
Astellas Pharma, Inc.	3,800	154,401
Bridgestone Corp.	2,100	47,535
Canon, Inc.	1,800	79,648
Central Japan Railway Co.	3	25,320
Chubu Electric Power Co., Inc.	10,600	197,918
Chugai Pharmaceutical Co., Ltd.	2,900	47,774
Chugoku Electric Power Co., Inc.	4,300	75,387
Dai-ichi Life Insurance Co., Ltd.	35	34,356
Daiichi Sankyo Co., Ltd.	5,800	114,883
Daito Trust Construction Co., Ltd.	600	51,480
Daiwa House Industry Co., Ltd.	2,000	23,831
Daiwa Securities Group, Inc. (a)	10,000	31,124
Denso Corp.	1,100	30,332
East Japan Railway Co.	226	14,381
Eisai Co., Ltd. (a)	2,100	86,922
Electric Power Development Co., Ltd.	1,600	42,526
FamilyMart Co., Ltd.	1,000	40,389
FANUC Corp.	300	45,855
Fast Retailing Co., Ltd.	200	36,346
FUJIFILM Holdings Corp.	1,800	42,573
Hisamitsu Pharmaceutical Co., Inc. (a)	900	38,099
Hitachi Ltd. (a)	9,000	47,174
Hokkaido Electric Power Co., Inc.	2,100	29,910
Hokuriku Electric Power Co.	2,800	52,295
Honda Motor Co., Ltd.	4,600	140,080
HOYA Corp.	1,400	30,115
Idemitsu Kosan Co., Ltd.	400	41,193
	Shares	Value ($)

INPEX Corp. (a)	21	132,060
Japan Real Estate Investment Corp. (REIT)	6	46,758
Japan Tobacco, Inc.	44	206,815
JFE Holdings, Inc.	2,300	41,809
JX Holdings, Inc.	22,920	138,266
Kansai Electric Power Co., Inc.	11,900	182,595
Kao Corp.	5,700	155,619
KDDI Corp.	35	225,310
Keyence Corp.	100	24,090
Kikkoman Corp.	3,000	34,427
Kirin Holdings Co., Ltd.	8,000	97,196
Komatsu Ltd.	1,300	30,317
Kyocera Corp.	500	40,150
Kyowa Hakko Kirin Co., Ltd.	5,000	61,150
Kyushu Electric Power Co., Inc.	5,600	80,194
Lawson, Inc. (a)	900	56,165
MEIJI Holdings Co., Ltd.	500	20,740
Miraca Holdings, Inc.	300	11,952
Mitsubishi Chemical Holdings Corp.	6,500	35,759
Mitsubishi Corp.	2,400	48,396
Mitsubishi Estate Co., Ltd.	5,000	74,600
Mitsubishi Tanabe Pharma Corp.	3,000	47,443
Mitsubishi UFJ Financial Group, Inc.	48,300	204,900
Mitsui & Co., Ltd.	3,200	49,674
Mitsui Fudosan Co., Ltd.	3,000	43,661
Mitsui O.S.K Lines Ltd.	7,000	27,075
Mizuho Financial Group, Inc.	77,200	104,183
MS&AD Insurance Group Holdings, Inc. (a)	2,400	44,404
Nintendo Co., Ltd.	200	27,571
Nippon Building Fund, Inc. (REIT)	5	40,914
Nippon Meat Packers, Inc.	3,000	37,301
Nippon Steel Corp.	21,000	52,300
Nippon Telegraph & Telephone Corp.	5,409	274,704
Nishi-Nippon City Bank Ltd.	13,000	37,381
Nissan Motor Co., Ltd. (a)	6,000	53,853
Nisshin Seifun Group, Inc.	3,000	36,337
Nissin Foods Holdings Co., Ltd.	700	27,413
NKSJ Holdings, Inc.	1,750	34,284
Nomura Holdings, Inc. (a)	12,000	36,254
Nomura Real Estate Office Fund, Inc. (REIT)	12	61,637
NTT DoCoMo, Inc.	177	325,200
Olympus Corp. (a)	1,900	24,959
Ono Pharmaceutical Co., Ltd.	700	39,271
Oriental Land Co., Ltd.	200	21,123
ORIX Corp.	700	57,704
Osaka Gas Co., Ltd.	30,000	118,361
Otsuka Holdings KK	2,000	56,251
Panasonic Corp. (a)	4,600	39,031
Resona Holdings, Inc. (a)	6,900	30,358
Santen Pharmaceutical Co., Ltd.	1,000	41,203
Seven & I Holdings Co., Ltd.	7,300	203,261
Sharp Corp.	3,000	26,193
Shikoku Electric Power Co., Inc. (a)	2,600	74,478
Shin-Etsu Chemical Co., Ltd.	1,500	73,770
Shionogi & Co., Ltd.	4,200	53,909
Shiseido Co., Ltd. (a)	3,500	64,292
SOFTBANK Corp. (a)	10,300	303,041
Sony Corp.	2,100	37,846
Sumitomo Chemical Co., Ltd.	10,000	36,457
Sumitomo Corp.	4,200	56,756
	Shares	Value ($)

Sumitomo Mitsui Financial Group, Inc. (a)	5,200	144,670
Sumitomo Mitsui Trust Holdings, Inc.	13,410	39,316
Sumitomo Realty & Development Co., Ltd.	2,000	34,971
Suzuken Co., Ltd.	1,300	36,013
Sysmex Corp.	400	13,024
T&D Holdings, Inc.	3,600	33,489
Taisho Pharmaceutical Holdings Co., Ltd.*	300	23,121
Takeda Pharmaceutical Co., Ltd.	6,300	276,728
Terumo Corp. (a)	1,400	65,856
Toho Gas Co., Ltd.	9,000	57,295
Tohoku Electric Power Co., Inc.	6,200	59,578
Tokio Marine Holdings, Inc.	2,200	48,664
Tokyo Electric Power Co., Inc.* (a)	24,100	57,256
Tokyo Gas Co., Ltd.	35,000	160,836
TonenGeneral Sekiyu KK	4,000	43,672
Toray Industries, Inc.	6,000	42,908
Toshiba Corp.	8,000	32,669
Toyo Suisan Kaisha Ltd.	1,000	24,221
Toyota Motor Corp.	7,400	246,278
Tsumura & Co.	500	14,738
Unicharm Corp. (a)	900	44,366
Yakult Honsha Co., Ltd. (a)	700	22,041
(Cost $7,650,247)		8,144,337
Luxembourg 0.4%
ArcelorMittal (a)	4,154	75,792
Millicom International Cellular SA (SDR) (a)	1,194	119,560
Tenaris SA	2,802	51,993
(Cost $178,537)		247,345
Macau 0.1%
Sands China Ltd.* (a)	20,800	58,953
Wynn Macau Ltd. (a)	13,600	33,864
(Cost $50,091)		92,817
Netherlands 6.8%
AEGON NV*	10,987	43,763
Akzo Nobel NV	2,534	121,923
ASML Holding NV	25,587	1,072,329
Fugro NV (CVA)	2,947	170,340
Heineken Holding NV	913	37,261
Heineken NV (a)	3,364	155,300
ING Groep NV (CVA)*	27,084	193,007
Koninklijke (Royal) KPN NV	46,610	556,475
Koninklijke Ahold NV (a)	14,948	201,018
Koninklijke DSM NV (a)	1,774	82,200
Koninklijke Philips Electronics NV	6,373	133,550
Randstad Holding NV	918	27,023
Reed Elsevier NV (a)	35,902	417,565
Royal Dutch Shell PLC "A"	3,101	114,001
Royal Dutch Shell PLC "B"	2,331	88,709
SBM Offshore NV	7,768	159,680
TNT Express NV	3,139	23,392
Unilever NV (CVA)	15,412	529,271
Wolters Kluwer NV	15,248	262,532
(Cost $3,805,165)		4,389,339
Norway 1.8%
Aker Solutions ASA	1,915	20,031
DnB NOR ASA (a)	16,840	164,546
Norsk Hydro ASA	22,115	102,394
	Shares	Value ($)

Statoil ASA (a)	8,941	228,998
Telenor ASA	28,434	465,207
Yara International ASA	5,057	202,568
(Cost $738,638)		1,183,744
Portugal 0.7%
EDP — Energias de Portugal SA (Cost $536,855)	152,492	471,823
Singapore 2.4%
CapitaLand Ltd. (a)	20,000	33,983
DBS Group Holdings Ltd.	10,000	88,584
Fraser & Neave Ltd.	15,000	71,609
Golden Agri-Resources Ltd.	173,000	95,098
Hutchison Port Holdings Trust (Units)	63,000	39,008
Jardine Cycle & Carriage Ltd.	3,000	111,404
Keppel Corp., Ltd. (a)	15,400	110,089
Olam International Ltd. (a)	35,000	57,252
Oversea-Chinese Banking Corp., Ltd.	14,000	84,299
SembCorp Industries Ltd.	19,000	59,122
SembCorp Marine Ltd.	8,000	23,464
Singapore Airlines Ltd.	6,000	46,905
Singapore Exchange Ltd. (a)	7,000	33,009
Singapore Press Holdings Ltd.	37,000	105,160
Singapore Technologies Engineering Ltd.	15,000	31,064
Singapore Telecommunications Ltd.	145,000	345,600
United Overseas Bank Ltd.	7,000	82,206
Wilmar International Ltd.	39,000	150,233
(Cost $1,214,826)		1,568,089
Spain 3.4%
Abertis Infraestructuras SA	4,785	76,137
Acciona SA	263	22,682
ACS, Actividades de Construccion y Servicios SA (a)	2,437	72,139
Banco Bilbao Vizcaya Argentaria SA (a)	11,147	95,805
Banco Santander SA	18,804	142,071
EDP Renovaveis SA*	17,487	106,759
Enagas SA	2,258	41,626
Ferrovial SA (a)	7,222	87,074
Gas Natural SDG SA	3,816	65,305
Iberdrola SA (a)	42,668	266,079
Industria de Diseno Textil SA (a)	2,942	240,370
Red Electrica Corporacion SA (a)	1,144	48,813
Repsol YPF SA (a)	11,077	338,406
Telefonica SA	31,343	540,910
Zardoya Otis SA (a)	3,050	41,708
(Cost $2,063,361)		2,185,884
Sweden 2.6%
Assa Abloy AB "B"	1,207	30,227
Atlas Copco AB "A"	2,084	44,613
Boliden AB (a)	5,037	73,045
Electrolux AB "B"	1,929	30,604
Hennes & Mauritz AB "B" (a)	5,804	186,231
Hexagon AB "B"	2,788	41,424
Holmen AB "B" (a)	1,214	34,842
Husqvarna AB "B"	4,852	22,296
Modern Times Group "B"	537	25,565
Nordea Bank AB	10,270	79,284
Sandvik AB (a)	3,095	37,762
	Shares	Value ($)

Skandinaviska Enskilda Banken AB "A"	6,486	37,694
Skanska AB "B"	1,724	28,432
SKF AB "B"	1,279	27,004
SSAB AB "A"	2,870	25,122
Svenska Cellulosa AB "B" (a)	9,672	143,179
Svenska Handelsbanken AB "A" (a)	2,807	73,718
Swedbank AB "A"	2,295	29,668
Tele2 AB "B" (a)	4,023	78,194
Telefonaktiebolaget LM Ericsson "B" (a)	37,773	383,693
TeliaSonera AB (a)	28,839	195,377
Volvo AB "B" (a)	3,948	42,921
(Cost $1,342,672)		1,670,895
Switzerland 7.2%
ABB Ltd. (Registered)* (a)	7,290	137,147
Adecco SA (Registered)* (a)	824	34,342
Compagnie Financiere Richemont SA "A"	3,148	158,510
Credit Suisse Group AG (Registered)* (a)	1,994	46,787
Geberit AG (Registered)* (a)	246	47,358
Givaudan SA (Registered)*	61	57,897
Holcim Ltd. (Registered)*	1,480	79,069
Lonza Group AG (Registered)*	466	27,422
Nestle SA (Registered)	19,423	1,115,129
Novartis AG (Registered)	10,620	606,682
Roche Holding AG (Genusschein)	3,224	545,235
Sika AG (a)	19	35,699
Sonova Holding AG (Registered)*	289	30,223
STMicroelectronics NV	5,378	31,763
Swatch Group AG (Bearer)	214	79,733
Swiss Re Ltd.*	723	36,821
Swisscom AG (Registered) (a)	3,194	1,207,578
Syngenta AG (Registered)*	467	137,446
UBS AG (Registered)*	6,394	75,950
Wolseley PLC	1,218	40,145
Xstrata PLC	2,858	43,038
Zurich Financial Services AG*	398	89,875
(Cost $3,137,227)		4,663,849
United Kingdom 7.7%
Anglo American PLC	1,947	71,758
ARM Holdings PLC	28,261	260,537
AstraZeneca PLC	8,743	404,974
BAE Systems PLC	10,946	48,263
Barclays PLC	8,467	22,937
BG Group PLC	3,267	69,676
BHP Billiton PLC	3,282	95,428
BP PLC	14,756	105,229
British American Tobacco PLC	3,987	189,046
British Sky Broadcasting Group PLC	3,065	34,829
BT Group PLC	44,070	130,142
Burberry Group PLC	1,367	25,016
Capita Group PLC	2,676	26,097
Centrica PLC	43,037	193,154
Compass Group PLC	7,663	72,557
Diageo PLC	4,423	96,514
GlaxoSmithKline PLC	30,142	687,317
HSBC Holdings PLC	12,924	98,109
Imperial Tobacco Group PLC	1,820	68,796
Inmarsat PLC	3,673	22,994
International Consolidated Airlines Group SA*	9,009	20,199
	Shares	Value ($)

International Power PLC	9,966	52,138
Kingfisher PLC	9,477	36,844
Lloyds Banking Group PLC*	35,330	14,111
Marks & Spencer Group PLC	6,157	29,703
National Grid PLC	28,023	271,883
Next PLC	876	37,208
Pearson PLC	2,885	54,029
Reckitt Benckiser Group PLC	1,170	57,656
Reed Elsevier PLC	4,792	38,643
Rio Tinto PLC	2,033	98,386
Rolls-Royce Holdings PLC*	6,738	77,827
SABMiller PLC	1,731	60,685
Scottish & Southern Energy PLC	7,747	155,197
Severn Trent PLC	2,133	49,452
Shire PLC	4,174	144,874
Smith & Nephew PLC	6,163	59,719
Smiths Group PLC	1,710	24,188
Standard Chartered PLC	1,687	36,730
Subsea 7 SA*	1,418	26,178
Tesco PLC	15,136	94,752
The Sage Group PLC	23,174	105,750
Unilever PLC	1,529	51,323
United Utilities Group PLC	6,323	59,474
Vodafone Group PLC	193,551	537,367
William Morrison Supermarkets PLC	8,072	40,794
WPP PLC	4,824	50,378
(Cost $3,679,402)		5,008,861
Total Common Stocks (Cost $51,584,408)		57,400,761

Preferred Stocks 0.8%
Germany
Bayerische Motoren Werke (BMW) AG	634	29,990
Henkel AG & Co. KGaA (a)	4,546	262,344
Porsche Automobil Holding SE	1,116	59,723
Volkswagen AG	1,019	152,380
Total Preferred Stocks (Cost $379,528)		504,437

Exchange-Traded Funds 9.5%
Emerging Markets
iShares MSCI Emerging Markets Index Fund (a)	81,700	3,099,698
Vanguard MSCI Emerging Markets Fund	79,900	3,052,979
Total Exchange-Traded Funds (Cost $5,299,864)		6,152,677

Securities Lending Collateral 26.3%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $17,060,251)	17,060,251	17,060,251

Cash Equivalents 0.5%
Central Cash Management Fund, 0.07% (c) (Cost $337,330)	337,330	337,330

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $74,661,381)+	125.7	81,455,456
Other Assets and Liabilities, Net	(25.7)	(16,649,684)
Net Assets	100.0	64,805,772

* Non-income producing security.

+ The cost for federal income tax purposes was $74,989,420. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $6,466,036. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,645,278 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,179,242.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $15,967,462, which is 24.6% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
DJ Euro Stoxx 50 Index	EUR	3/16/2012	18	537,683	19,802
FTSE 100 Index	GBP	3/16/2012	1	85,974	2,361
Nikkei 225 Index	USD	3/8/2012	3	126,225	(3,900)
Total net unrealized appreciation					18,263

Currency Abbreviations
EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks (e)
Australia	$—	$2,387,505	$—	$2,387,505
Austria	—	269,143	—	269,143
Belgium	—	684,973	—	684,973
Bermuda	—	100,642	—	100,642
Canada	7,394,598	30,884	—	7,425,482
Denmark	—	1,647,402	—	1,647,402
Finland	—	1,951,363	—	1,951,363
France	—	4,505,645	—	4,505,645
Germany	—	4,209,102	—	4,209,102
Greece	—	226,815	—	226,815
Hong Kong	—	1,593,893	—	1,593,893
Ireland	—	1,107,180	—	1,107,180
Italy	—	2,169,070	—	2,169,070
Japan	—	8,144,337	—	8,144,337
Luxembourg	—	247,345	—	247,345
Macau	—	92,817	—	92,817
Netherlands	—	4,389,339	—	4,389,339
Norway	—	1,183,744	—	1,183,744
Portugal	—	471,823	—	471,823
Singapore	—	1,568,089	—	1,568,089
Spain	—	2,185,884	—	2,185,884
Sweden	—	1,670,895	—	1,670,895
Switzerland	—	4,663,849	—	4,663,849
United Kingdom	—	5,008,861	—	5,008,861
Exchange-Traded Funds	6,152,677	—	—	6,152,677
Short-Term Investments (e)	17,397,581	—	—	17,397,581
Derivatives (f)	22,163	—	—	22,163
Total	$30,967,019	$50,510,600	$—	$81,477,619
Liabilities
Derivatives (f)	$(3,900)	$—	$—	$(3,900)
Total	$(3,900)	$—	$—	$(3,900)

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $57,263,800) — including $15,967,462 of securities loaned	$64,057,875
Investment in Daily Assets Fund Institutional (cost $17,060,251)*	17,060,251
Investment in Central Cash Management Fund (cost $337,330)	337,330
Total investments in securities, at value (cost $74,661,381)	81,455,456
Foreign currency, at value (cost $147,418)	147,706
Deposits with broker for futures contracts	234,873
Receivable for investments sold	722
Receivable for Fund shares sold	28,355
Dividends receivable	78,477
Interest receivable	12,925
Receivable for variation margin on futures contracts	18,263
Foreign taxes recoverable	28,808
Other assets	1,272
Total assets	82,006,857
Liabilities
Payable upon return of securities loaned	17,060,251
Payable for Fund shares redeemed	8,498
Accrued management fee	36,043
Other accrued expenses and payables	96,293
Total liabilities	17,201,085
Net assets, at value	$64,805,772
Net Assets Consist of
Undistributed net investment income	1,799,337
Net unrealized appreciation (depreciation) on: Investments	6,794,075
Futures	18,263
Foreign currency	(886)
Accumulated net realized gain (loss)	(65,012,848)
Paid-in capital	121,207,831
Net assets, at value	$64,805,772
Class A Net Asset Value, offering and redemption price per share ($64,805,772 ÷ 9,288,789 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.98

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $261,102)	$2,512,719
Interest	1,836
Income distributions — Central Cash Management Fund	1,921
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	127,607
Total income	2,644,083
Expenses: Management fee	495,104
Administration fee	76,170
Services to shareholders	1,366
Custodian fee	71,490
Legal fees	8,802
Audit and tax fees	63,857
Reports to shareholders	31,220
Trustees' fees and expenses	4,484
Other	30,317
Total expenses	782,810
Net investment income (loss)	1,861,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,718,100
Futures	(74,648)
Foreign currency	22,372
4,665,824
Change in net unrealized appreciation (depreciation) on: Investments	(15,431,651)
Futures	57,290
Foreign currency	(3,268)
(15,377,629)
Net gain (loss)	(10,711,805)
Net increase (decrease) in net assets resulting from operations	$(8,850,532)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$1,861,273	$1,519,774
Net realized gain (loss)	4,665,824	3,056,365
Change in net unrealized appreciation (depreciation)	(15,377,629)	3,397,247
Net increase (decrease) in net assets resulting from operations	(8,850,532)	7,973,386
Distributions to shareholders from: Net investment income: Class A	(1,512,225)	(1,843,687)
Total distributions	(1,512,225)	(1,843,687)
Fund share transactions: Class A Proceeds from shares sold	5,120,530	3,841,591
Reinvestment of distributions	1,512,225	1,843,687
Payments for shares redeemed	(14,636,659)	(14,779,706)
Net increase (decrease) in net assets from Class A share transactions	(8,003,904)	(9,094,428)
Increase (decrease) in net assets	(18,366,661)	(2,964,729)
Net assets at beginning of period	83,172,433	86,137,162
Net assets at end of period (including undistributed net investment income of $1,799,337 and $1,336,930, respectively)	$64,805,772	$83,172,433
Other Information
Class A Shares outstanding at beginning of period	10,297,508	11,562,525
Shares sold	689,406	508,055
Shares issued to shareholders in reinvestment of distributions	175,432	252,215
Shares redeemed	(1,873,557)	(2,025,287)
Net increase (decrease) in Class A shares	(1,008,719)	(1,265,017)
Shares outstanding at end of period	9,288,789	10,297,508

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.08	$7.45	$6.22	$16.76		$16.31
Income (loss) from investment operations: Net investment incomea	.19	.14	.12	.33	c	.25
Net realized and unrealized gain (loss)	(1.14)	.66	1.51	(6.67)		2.24
Total from investment operations	(.95)	.80	1.63	(6.34)		2.49
Less distributions from: Net investment income	(.15)	(.17)	(.40)	(.13)		(.46)
Net realized gains	—	—	—	(4.07)		(1.58)
Total distributions	(.15)	(.17)	(.40)	(4.20)		(2.04)
Net asset value, end of period	$6.98	$8.08	$7.45	$6.22		$16.76
Total Return (%)	(12.07)	10.93	29.36	(48.81	)b,d	16.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	83	86	91		236
Ratio of expenses before expense reductions (%)	1.03	.99	.94	1.02		.93
Ratio of expenses after expense reductions (%)	1.03	.99	.94	1.01		.93
Ratio of net investment income (%)	2.44	1.90	1.89	3.04	c	1.53
Portfolio turnover rate (%)	26	14	139	132		117
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reimbursed.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Diversified International Equity VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $64,396,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($25,232,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately $276,000 of net realized long-term capital losses and $61,000 of net realized short-term capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from passive foreign investment companies and and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,845,786
Capital loss carryforwards	$(64,396,000)
Unrealized appreciation (depreciation) on investments	$6,466,036

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$1,512,225	$1,843,687

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $750,000 to $2,905,000.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$18,263

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(74,648)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$57,290

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $19,780,170 and $25,306,319, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $76,170, of which $5,545 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC aggregated $112, of which $28 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,952, of which $3,315 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 45%, 29% and 25%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Diversified International Equity VIP:

We have audited the accompanying statement of assets and liabilities of DWS Diversified International Equity VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Diversified International Equity VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$837.90
Expenses Paid per $1,000*	$4.91
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,019.86
Expenses Paid per $1,000*	$5.40

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	1.06%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Diversified International Equity VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be equal to than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DIE-2 (R-025828-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Dreman Small Mid Cap Value VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
17 Report of Independent Registered Public Accounting Firm
18 Information About Your Fund's Expenses
19 Tax Information
19 Proxy Voting
20 Investment Management Agreement Approval
23 Summary of Management Fee Evaluation by Independent Fee Consultant
25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any Fund that focuses in a particular segment of the market will generally be more volatile than a Fund that invests more broadly. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.87% and 1.22% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500TM Value Index
The Russell 2500TM Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,392	$14,992	$10,287	$22,506
	Average annual total return	-6.08%	14.45%	0.57%	8.45%
Russell 2500 Value Index	Growth of $10,000	$9,664	$15,401	$9,713	$19,971
	Average annual total return	-3.36%	15.48%	-0.58%	7.16%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,367	$14,854	$10,115	$20,676
	Average annual total return	-6.33%	14.10%	0.23%	7.95%
Russell 2500 Value Index	Growth of $10,000	$9,664	$15,401	$9,713	$19,071
	Average annual total return	-3.36%	15.48%	-0.58%	7.03%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Management Summary December 31, 2011 (Unaudited)

The Class A shares DWS Dreman Small Mid Cap Value VIP returned -6.08% on the year (unadjusted for contract charges), but underperformed the -3.36% return of its benchmark, the Russell 2500® Value Index.1 However, our value-focused approach has enabled the Fund to outpace the benchmark in the 5- and 10-year periods ended December 31, 2011.

Our stock picks delivered the best performance in the consumer discretionary, consumer staples and industrials sectors, while our holdings in energy, financials and materials lagged.2,3 The largest contributors to performance were Healthspring, Inc., which was bid for at a premium in October; Aaron's, Inc.*; and Brinker International, Inc. Our primary detractors were Amedisys, Inc.*, which we have since sold; Arch Coal, Inc.; and Cal Dive International, Inc.*

Although the Fund did not perform as well in 2011 as it has historically, we are very pleased with our current portfolio as we move into 2012. We used the volatility of the third quarter to take advantage of opportunities among fundamentally sound but extremely undervalued stocks in some of the market's worst performing sectors, and we continued this process throughout the fourth quarter. Specifically, we focused on stocks that were cheap relative to both their industry peers and their own histories. This process led us to increase the Fund's positions in sectors where it had been underweight for quite some time, including banks and industrial stocks, and to make more modest increases in materials and technology.4 We believe the greater level of economic sensitivity afforded by this positioning will enable the Fund to benefit if the economy's performance exceeds expectations in the year ahead.

As is typically the case, our portfolio stacks up well relative to the benchmark. As of December 31, 2011, the overall price-to-earnings (P/E) ratio of the Fund's holdings was 10.9 times 2012 earnings estimates, compared to a P/E ratio of 13.7 for the benchmark.5 Our stocks also featured higher returns on equity (12.8% vs. 8.3%) than the stocks in the benchmark. While this very favorable profile did not translate into market-beating returns in 2011, we believe the pent-up value in the Fund can provide a positive foundation for longer-term performance.

The Fund's subadvisor is Dreman Value Management, L.L.C., a renowned investment firm with a 35-year history of style-pure value investing.

Mark Roach

Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the Fund. Joined the Fund in 2006.

David N. Dreman

Chairman of Dreman Value Management, L.L.C. and Portfolio Manager of the Fund. Joined the Fund in 2002.

E. Clifton Hoover, Jr., CFA

Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the Fund.

Joined the Fund in 2006.

Mario Tufano

Associate Portfolio Manager of the Fund. Joined the Fund in 2010.

1 The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

4 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

5 Price-to-earnings (P/E) ratio compares a company's current share price to its per-share earnings.

* Not held in the portfolio as of December 31, 2011.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/11	12/31/10

Financials	26%	19%
Industrials	17%	13%
Information Technology	16%	14%
Consumer Discretionary	12%	11%
Materials	8%	9%
Health Care	8%	11%
Energy	6%	11%
Utilities	4%	6%
Consumer Staples	3%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 12.0%
Auto Components 0.9%
Cooper Tire & Rubber Co.	154,275	2,161,393
Hotels Restaurants & Leisure 4.0%
Brinker International, Inc. (a)	156,300	4,182,588
International Speedway Corp. "A"	113,475	2,876,591
LIFE TIME FITNESS, Inc.* (a)	48,596	2,271,863
		9,331,042
Household Durables 0.9%
Whirlpool Corp. (a)	42,825	2,032,046
Leisure Equipment & Products 1.5%
Mattel, Inc. (a)	131,425	3,648,358
Media 1.4%
Meredith Corp. (a)	105,125	3,432,331
Multiline Retail 1.2%
Big Lots, Inc.*	77,549	2,928,250
Textiles, Apparel & Luxury Goods 2.1%
Hanesbrands, Inc.* (a)	106,900	2,336,834
The Jones Group, Inc.	239,790	2,529,785
		4,866,619
Consumer Staples 3.1%
Beverages 1.4%
Constellation Brands, Inc. "A"* (a)	160,525	3,318,052
Household Products 1.7%
Energizer Holdings, Inc.*	50,975	3,949,543
Energy 5.5%
Energy Equipment & Services 3.8%
Atwood Oceanics, Inc.* (a)	73,415	2,921,183
Nabors Industries Ltd.*	195,875	3,396,472
Superior Energy Services, Inc.* (a)	93,500	2,659,140
		8,976,795
Oil, Gas & Consumable Fuels 1.7%
Arch Coal, Inc.	98,550	1,429,961
Ultra Petroleum Corp.* (a)	90,572	2,683,648
		4,113,609
Financials 25.7%
Capital Markets 1.4%
Raymond James Financial, Inc. (a)	104,600	3,238,416
Commercial Banks 9.2%
Associated Banc-Corp.	251,475	2,808,976
Bank of Hawaii Corp. (a)	73,675	3,277,801
BOK Financial Corp. (a)	57,900	3,180,447
East West Bancorp., Inc.	190,200	3,756,450
Fulton Financial Corp.	311,000	3,050,910
Webster Financial Corp. (a)	156,550	3,192,054
Zions Bancorp. (a)	149,500	2,433,860
		21,700,498
Insurance 7.6%
Allied World Assurance Co. Holdings AG	48,950	3,080,424
Argo Group International Holdings Ltd. (a)	104,813	3,035,384
Axis Capital Holdings Ltd. (a)	93,800	2,997,848
Everest Re Group Ltd. (a)	40,225	3,382,520
	Shares	Value ($)

Hartford Financial Services Group, Inc.	168,575	2,739,344
Unum Group	126,000	2,654,820
		17,890,340
Real Estate Investment Trusts 7.5%
CBL & Associates Properties, Inc. (REIT) (a)	196,250	3,081,125
CommonWealth REIT (REIT)	126,756	2,109,220
Entertainment Properties Trust (REIT) (a)	71,550	3,127,450
Hospitality Properties Trust (REIT) (a)	146,750	3,372,315
MFA Financial, Inc. (REIT) (a)	411,975	2,768,472
Weingarten Realty Investors (REIT) (a)	149,400	3,259,908
		17,718,490
Health Care 7.8%
Health Care Equipment & Supplies 1.5%
Teleflex, Inc.	57,050	3,496,595
Health Care Providers & Services 3.9%
Healthspring, Inc.*	51,700	2,819,718
LifePoint Hospitals, Inc.* (a)	88,825	3,299,849
Owens & Minor, Inc. (a)	114,350	3,177,786
		9,297,353
Life Sciences Tools & Services 1.1%
Charles River Laboratories International, Inc.*	93,375	2,551,939
Pharmaceuticals 1.3%
Endo Pharmaceuticals Holdings, Inc.*	87,700	3,028,281
Industrials 17.2%
Aerospace & Defense 2.3%
Alliant Techsystems, Inc. (a)	45,250	2,586,490
Spirit AeroSystems Holdings, Inc. "A"*	137,150	2,849,977
		5,436,467
Commercial Services & Supplies 3.3%
Pitney Bowes, Inc. (a)	143,600	2,662,344
R.R. Donnelley & Sons Co. (a)	175,000	2,525,250
The Brink's Co.	101,475	2,727,648
		7,915,242
Construction & Engineering 2.0%
Tutor Perini Corp.*	155,900	1,923,806
URS Corp.*	81,850	2,874,572
		4,798,378
Electrical Equipment 2.8%
General Cable Corp.* (a)	107,412	2,686,374
Hubbell, Inc. "B"	57,425	3,839,436
		6,525,810
Machinery 4.2%
Crane Co.	74,500	3,479,895
Oshkosh Corp.* (a)	131,500	2,811,470
SPX Corp.	59,000	3,555,930
		9,847,295
Road & Rail 1.4%
AMERCO (a)	36,675	3,242,070
Trading Companies & Distributors 1.2%
Textainer Group Holdings Ltd. (a)	99,500	2,897,440
	Shares	Value ($)

Information Technology 15.9%
Communications Equipment 1.4%
Arris Group, Inc.* (a)	292,375	3,163,497
Computers & Peripherals 2.1%
NCR Corp.*	185,925	3,060,325
Synaptics, Inc.* (a)	59,211	1,785,212
		4,845,537
Electronic Equipment, Instruments & Components 2.6%
Arrow Electronics, Inc.* (a)	79,215	2,963,433
Jabil Circuit, Inc. (a)	165,475	3,253,239
		6,216,672
IT Services 3.6%
Amdocs Ltd.* (a)	97,825	2,790,947
DST Systems, Inc.	66,125	3,010,010
ManTech International Corp. "A" (a)	85,625	2,674,925
		8,475,882
Semiconductors & Semiconductor Equipment 4.6%
KLA-Tencor Corp. (a)	66,650	3,215,862
Microsemi Corp.*	156,150	2,615,513
PMC-Sierra, Inc.* (a)	452,650	2,494,102
Teradyne, Inc.* (a)	191,775	2,613,893
		10,939,370
Software 1.6%
Synopsys, Inc.*	138,575	3,769,240
Materials 8.0%
Chemicals 2.1%
H.B. Fuller Co.	147,600	3,411,036
Huntsman Corp.	151,318	1,513,180
		4,924,216
Containers & Packaging 2.2%
Owens-Illinois, Inc.*	108,925	2,110,967
Rock-Tenn Co. "A"	53,675	3,097,047
		5,208,014
	Shares	Value ($)

Metals & Mining 3.7%
Coeur d'Alene Mines Corp.* (a)	116,350	2,808,689
IAMGOLD Corp.	158,475	2,511,829
Reliance Steel & Aluminum Co. (a)	68,800	3,349,872
		8,670,390
Utilities 4.1%
Electric Utilities 1.6%
Portland General Electric Co.	150,350	3,802,351
Gas Utilities 1.3%
AGL Resources, Inc. (a)	72,850	3,078,641
Multi-Utilities 1.2%
Ameren Corp. (a)	88,250	2,923,723
Total Common Stocks (Cost $211,807,080)		234,360,185

Securities Lending Collateral 44.2%
Daily Assets Fund Institutional, 0.18% (b) (c) (Cost $104,307,716)	104,307,716	104,307,716

Cash Equivalents 0.8%
Central Cash Management Fund, 0.07% (b) (Cost $1,745,679)	1,745,679	1,745,679

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $317,860,475)+	144.3	340,413,580
Other Assets and Liabilities, Net	(44.3)	(104,491,461)
Net Assets	100.0	235,922,119

* Non-income producing security.

+ The cost for federal income tax purposes was $318,438,563. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $21,975,017. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,336,845 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,361,828.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $101,221,273, which is 42.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$234,360,185	$—	$—	$234,360,185
Short-Term Investments (d)	106,053,395	—	—	106,053,395
Total	$340,413,580	$—	$—	$340,413,580

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $211,807,080) — including $101,221,273 of securities loaned	$234,360,185
Investment in Daily Assets Fund Institutional (cost $104,307,716)*	104,307,716
Investment in Central Cash Management Fund (cost $1,745,679)	1,745,679
Total investments in securities, at value (cost $317,860,475)	340,413,580
Receivable for Fund shares sold	33,297
Dividends receivable	416,017
Interest receivable	13,781
Foreign taxes recoverable	3,671
Other assets	3,849
Total assets	340,884,195
Liabilities
Payable upon return of securities loaned	104,307,716
Payable for Fund shares redeemed	399,291
Accrued management fee	129,775
Accrued expenses and payables	125,294
Total liabilities	104,962,076
Net assets, at value	$235,922,119
Net Assets Consist of:
Undistributed net investment income	2,724,226
Net unrealized appreciation (depreciation) on investments	22,553,105
Accumulated net realized gain (loss)	(85,521,502)
Paid-in capital	296,166,290
Net assets, at value	$235,922,119
Class A Net Asset Value, offering and redemption price per share ($215,520,507 ÷ 18,969,648 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.36
Class B Net Asset Value, offering and redemption price per share ($20,401,612 ÷ 1,796,701 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.36

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,099)	$4,857,243
Income distributions — Central Cash Management Fund	9,777
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	94,128
Total income	4,961,148
Expenses: Management fee	1,698,861
Administration fee	262,238
Services to shareholders	9,182
Distribution service fee (Class B)	60,189
Record keeping fees (Class B)	22,550
Custodian fee	10,639
Professional fees	68,515
Reports to shareholders	64,028
Trustees' fees and expenses	9,305
Total expenses	2,205,507
Net investment income (loss)	2,755,641
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,942,284
Change in net unrealized appreciation (depreciation) on investments	(38,142,173)
Net gain (loss)	(19,199,889)
Net increase (decrease) in net assets resulting from operations	$(16,444,248)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$2,755,641	$2,826,446
Net realized gain (loss)	18,942,284	30,809,807
Change in net unrealized appreciation (depreciation)	(38,142,173)	18,581,828
Net increase (decrease) in net assets resulting from operations	(16,444,248)	52,218,081
Distributions to shareholders from: Net investment income: Class A	(2,506,080)	(3,068,046)
Class B	(161,946)	(217,515)
Total distributions	(2,668,026)	(3,285,561)
Fund share transactions: Class A Proceeds from shares sold	34,090,411	28,003,012
Reinvestment of distributions	2,506,080	3,068,046
Payments for shares redeemed	(51,431,426)	(62,437,627)
Net increase (decrease) in net assets from Class A share transactions	(14,834,935)	(31,366,569)
Class B Proceeds from shares sold	3,518,495	3,472,987
Reinvestment of distributions	161,946	217,515
Payments for shares redeemed	(7,516,325)	(5,804,013)
Net increase (decrease) in net assets from Class B share transactions	(3,835,884)	(2,113,511)
Increase (decrease) in net assets	(37,783,093)	15,452,440
Net assets at beginning of period	273,705,212	258,252,772
Net assets at end of period (including undistributed net investment income of $2,724,226 and $2,636,612, respectively)	$235,922,119	$273,705,212
Other Information
Class A Shares outstanding at beginning of period	20,271,172	23,383,684
Shares sold	2,809,599	2,611,387
Shares issued to shareholders in reinvestment of distributions	187,020	271,509
Shares redeemed	(4,298,143)	(5,995,408)
Net increase (decrease) in Class A shares	(1,301,524)	(3,112,512)
Shares outstanding at end of period	18,969,648	20,271,172
Class B Shares outstanding at beginning of period	2,147,844	2,341,698
Shares sold	291,322	327,236
Shares issued to shareholders in reinvestment of distributions	12,068	19,214
Shares redeemed	(654,533)	(540,304)
Net increase (decrease) in Class B shares	(351,143)	(193,854)
Shares outstanding at end of period	1,796,701	2,147,844

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$12.21	$10.04	$7.93	$20.12		$22.93
Income (loss) from investment operations: Net investment incomea	.13	.12	.16	.13		.18
Net realized and unrealized gain (loss)	(.85)	2.19	2.11	(4.92)		.54
Total from investment operations	(.72)	2.31	2.27	(4.79)		.72
Less distributions from: Net investment income	(.13)	(.14)	(.16)	(.29)		(.23)
Net realized gains	—	—	—	(7.11)		(3.30)
Total distributions	(.13)	(.14)	(.16)	(7.40)		(3.53)
Net asset value, end of period	$11.36	$12.21	$10.04	$7.93		$20.12
Total Return (%)	(6.08)	23.07	29.70	(33.42	)b	3.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	247	235	223		468
Ratio of expenses before expense reductions (%)	.81	.82	.79	.83		.78
Ratio of expenses after expense reductions (%)	.81	.82	.79	.82		.78
Ratio of net investment income (%)	1.08	1.14	1.92	1.13		.85
Portfolio turnover rate (%)	36	38	72	49		110
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$12.20	$10.03	$7.92	$20.08		$22.88
Income (loss) from investment operations: Net investment incomea	.09	.08	.13	.09		.10
Net realized and unrealized gain (loss)	(.85)	2.19	2.12	(4.92)		.54
Total from investment operations	(.76)	2.27	2.25	(4.83)		.64
Less distributions from: Net investment income	(.08)	(.10)	(.14)	(.22)		(.14)
Net realized gains	—	—	—	(7.11)		(3.30)
Total distributions	(.08)	(.10)	(.14)	(7.33)		(3.44)
Net asset value, end of period	$11.36	$12.20	$10.03	$7.92		$20.08
Total Return (%)	(6.33)	22.66	29.28	(33.67	)b	2.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	26	23	24		34
Ratio of expenses before expense reductions (%)	1.15	1.17	1.14	1.18		1.16
Ratio of expenses after expense reductions (%)	1.15	1.17	1.14	1.17		1.16
Ratio of net investment income (%)	.74	.79	1.57	.78		.47
Portfolio turnover rate (%)	36	38	72	49		110
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman Small Mid Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $84,943,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$2,674,141
Capital loss carryforwards	$(84,943,000)
Unrealized appreciation (depreciation) on investments	$21,975,017

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$2,668,026	$3,285,561

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $92,043,210 and $109,440,231, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor. As a subadvisor to the Fund, DVM makes investment decisions and buys and sells securities for the Fund. DVM is paid by the Advisor for the services DVM provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $262,238, of which $19,965 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at December 31, 2011
Class A	$548	$139
Class B	380	102
	$928	$241

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2011, the Distribution Service Fee aggregated $60,189, of which $4,267 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,468, of which $3,063 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 36%, 23% and 14%. Three participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 40%, 13% and 12%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Dreman Small Mid Cap Value VIP:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Small Mid Cap Value VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Small Mid Cap Value VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$898.70	$897.30
Expenses Paid per $1,000*	$3.88	$5.55
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,021.12	$1,019.36
Expenses Paid per $1,000*	$4.13	$5.90

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.81%	1.16%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of income dividends paid during the Fund's fiscal year ended December 31, 2011 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Dreman Small Mid Cap Value VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management, L.L.C. ("DVM") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including DVM. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and underperformed its benchmark in the one- and three-year periods ended December 31, 2010. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and DVM the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DVM historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DWS pays DVM's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DSMC-2 (R-025829-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Thematic VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
19 Report of Independent Registered Public Accounting Firm
20 Information About Your Fund's Expenses
21 Tax Information
21 Proxy Voting
22 Investment Management Agreement Approval
25 Summary of Management Fee Evaluation by Independent Fee Consultant
27 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 1.41% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,561	$13,995	$7,773	$15,524
	Average annual total return	-14.39%	11.86%	-4.91%	4.50%
MSCI World Index	Growth of $10,000	$9,446	$13,723	$8,871	$14,266
	Average annual total return	-5.54%	11.13%	-2.37%	3.62%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$8,533	$13,841	$7,637	$16,050
	Average annual total return	-14.67%	11.44%	-5.25%	5.11%
MSCI World Index	Growth of $10,000	$9,446	$13,723	$8,871	$15,645
	Average annual total return	-5.54%	11.13%	-2.37%	4.82%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Management Summary December 31, 2011 (Unaudited)

The Fund's Class A shares returned -14.39% (unadjusted for contract charges) during 2011, underperforming the -5.54% return of the Morgan Stanley Capital International (MSCI) World Index.1 In managing the Fund, we strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and analytical tools to invest in companies that can benefit as these themes unfold. In a reflection of the challenging market environment, all but three of the Fund's 14 themes finished the year with a negative absolute return.2

Our best-performing themes were those that emphasize the more defensive areas of the market, such as Market Hedge (which holds companies that can provide a potential cushion against downside risk in the broader market), Personalized Medicine (which seeks companies at the forefront of the shift in medical care to "predict-and-prevent" from "identify-and-cure") and Public/Private Partnerships (which invests in companies that partner with governments and regulators). However, we underperformed the benchmark due to our positions in themes that are sensitive to global growth and/or that have a focus on emerging-markets stocks, which underperformed their developed-market counterparts by a wide margin. Also, our performance was hurt by certain distressed financials that remained under pressure despite their potentially attractive valuations. The strongest positive contributors among individual stocks were Newmont Mining Corp. and Williams Companies, Inc., while the leading detractors were the Austrian bank Erste Group Bank AG and the German company Commerzbank AG.*

The debt crisis in Europe remained the key focus of the markets throughout the year. While market conditions improved somewhat, the open-ended risk posed by the crisis continued to weigh heavily on valuations. We believe that the situation in Europe does not impact the relevance of our long-term themes, but it has distracted investors and fueled a flight to low-yielding government bonds. During times of rising uncertainty, the market is less willing to look around the next corner and give credit to the developments that can materially transform applied science, global food chains and South-South trade routes, or reward those firms that have shown how to navigate through every crisis in the past.

Oliver Kratz, PhD

Portfolio Manager, Global Thematic Partners, LLC

Subadvisor to the Fund

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

* Not held in the portfolio as of December 31, 2011.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common Stocks	98%	94%
Preferred Stocks	2%	1%
Participatory Notes	0%	3%
Cash Equivalents	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/11	12/31/10

Financials	16%	21%
Information Technology	16%	14%
Health Care	15%	12%
Energy	13%	5%
Industrials	10%	11%
Materials	9%	9%
Consumer Discretionary	8%	6%
Consumer Staples	8%	11%
Telecommunication Services	3%	7%
Utilities	2%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/11	12/31/10

United States	42%	32%
Continental Europe	28%	23%
Asia (excluding Japan)	11%	8%
Latin America	6%	8%
Japan	6%	9%
Africa	2%	4%
Middle East	2%	4%
United Kingdom	1%	8%
Canada	1%	—
Bermuda	1%	1%
Other	—	3%
	100%	100%

Asset allocation, sector and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 98.5%
Austria 2.4%
Erste Group Bank AG	61,763	1,081,739
Raiffeisen Bank International AG	7,755	200,617
(Cost $1,978,509)		1,282,356
Bahrain 0.3%
Aluminium Bahrain (GDR) 144A (Cost $264,341)	21,937	153,449
Bermuda 0.7%
Lazard Ltd. "A" (a) (Cost $381,294)	13,279	346,715
Brazil 4.9%
All America Latina Logistica	72,817	363,060
Diagnosticos da America SA	1,929	16,030
Gol Linhas Aereas Inteligentes SA (ADR) (Preferred) (b)	29,151	193,271
Itau Unibanco Holding SA (ADR) (Preferred)	23,347	433,320
Petroleo Brasileiro SA (ADR)	42,354	1,052,497
SLC Agricola SA	63,318	526,165
(Cost $3,297,149)		2,584,343
Canada 1.2%
Talisman Energy, Inc.	22,406	285,477
TransAlta Corp.	16,670	343,954
(Cost $620,589)		629,431
China 3.3%
China Life Insurance Co., Ltd. "H"	180,056	444,380
Home Inns & Hotels Management, Inc. (ADR)* (b)	9,888	255,110
Li Ning Co., Ltd. (b)	125,474	99,622
Mindray Medical International Ltd. (ADR) (b)	29,839	765,072
Yanzhou Coal Mining Co., Ltd. "H"	65,218	138,574
(Cost $2,129,018)		1,702,758
Denmark 1.1%
AP Moller-Maersk A/S "B"	67	440,875
Vestas Wind Systems AS*	14,568	156,626
(Cost $872,622)		597,501
Egypt 0.5%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $177,339)	97,029	280,391
France 0.8%
Renault SA (Cost $466,070)	11,720	403,968
Germany 8.2%
Axel Springer AG	16,488	708,538
Deutsche Lufthansa AG (Registered)	43,737	519,898
Deutsche Post AG (Registered)	68,584	1,054,456
HeidelbergCement AG	5,115	217,053
Infineon Technologies AG	61,613	463,743
Metro AG	16,746	611,169
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,683	206,436
Siemens AG (Registered)	5,628	538,265
(Cost $4,598,709)		4,319,558
	Shares	Value ($)

Greece 0.2%
Hellenic Exchanges SA (Cost $170,132)	24,496	91,397
Hong Kong 0.1%
China Merchants Holdings International Co., Ltd. (Cost $43,965)	15,405	44,454
India 2.7%
ICICI Bank Ltd. (ADR) (b)	40,114	1,060,213
Reliance Industries Ltd.	27,747	362,061
(Cost $2,059,190)		1,422,274
Indonesia 0.7%
PT Semen Gresik (Persero) Tbk (Cost $236,713)	305,993	386,509
Israel 2.0%
NICE Systems Ltd. (ADR)*	5,542	190,922
Teva Pharmaceutical Industries Ltd. (ADR)	21,221	856,479
(Cost $1,182,321)		1,047,401
Japan 5.9%
Dai-ichi Life Insurance Co., Ltd.	218	213,992
FANUC Corp.	1,900	290,415
Hitachi Ltd.	111,000	581,814
INPEX Corp.	158	993,595
Mitsubishi UFJ Financial Group, Inc.	169,500	719,058
Toyota Motor Corp.	8,000	266,246
(Cost $2,755,460)		3,065,120
Korea 2.6%
POSCO (ADR) (b)	3,923	322,078
Samsung Electronics Co., Ltd.	1,147	1,053,549
(Cost $1,085,365)		1,375,627
Netherlands 6.6%
Koninklijke (Royal) KPN NV	39,955	477,021
LyondellBasell Industries NV "A" (a)	13,180	428,218
QIAGEN NV*	29,939	412,268
TNT Express NV	53,096	395,681
Unilever NV (CVA)	44,840	1,539,873
VimpelCom Ltd. (ADR) (b)	22,336	211,522
(Cost $3,626,960)		3,464,583
Panama 0.9%
Copa Holdings SA "A" (Cost $338,300)	7,854	460,794
Puerto Rico 0.5%
Popular, Inc.* (b) (Cost $524,685)	182,374	253,500
South Africa 2.2%
MTN Group Ltd.	40,221	714,353
Murray & Roberts Holdings Ltd.*	32,873	104,206
Standard Bank Group Ltd.	28,841	352,058
(Cost $1,188,204)		1,170,617
Sweden 2.7%
Telefonaktiebolaget LM Ericsson "B" (Cost $1,529,004)	136,648	1,388,052
	Shares	Value ($)

Switzerland 3.6%
Julius Baer Group Ltd.*	20,647	803,003
Roche Holding AG (Genusschein)	4,752	803,647
UBS AG (Registered)* (a) (b)	21,949	259,656
(Cost $1,775,402)		1,866,306
Taiwan 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b) (Cost $603,423)	49,627	640,685
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered)	17,700	91,979
Kasikornbank PCL (Foreign Registered)	23,400	92,311
Seamico Securities PCL (Foreign Registered)	1,748,260	63,724
(Cost $326,297)		248,014
United Kingdom 0.8%
Rio Tinto PLC (Cost $411,255)	8,571	414,789
United States 41.9%
Abbott Laboratories (b)	16,262	914,412
Adobe Systems, Inc.* (b)	16,199	457,946
Advanced Micro Devices, Inc.* (b)	78,302	422,831
AGCO Corp.*	10,295	442,376
AllianceBernstein Holding LP	10,331	135,129
Allscripts Healthcare Solutions, Inc.* (b)	31,057	588,220
Amazon.com, Inc.*	1,474	255,149
Apple, Inc.*	1,983	803,115
Archer-Daniels-Midland Co. (b)	21,008	600,829
Ashland, Inc. (b)	10,519	601,266
Bank of America Corp.	137,619	765,162
Bunge Ltd. (b)	8,088	462,634
Calpine Corp.* (b)	55,098	899,750
Chevron Corp.	9,132	971,645
Cisco Systems, Inc.	20,073	362,920
Energy Transfer Partners LP (b)	10,237	469,366
Exelis, Inc.	2,585	23,394
Exxon Mobil Corp.	12,997	1,101,626
General Motors Co.* (b)	34,572	700,774
iRobot Corp.* (b)	4,022	120,057
ITT Corp.	489	9,452
Janus Capital Group, Inc.	22,793	143,824
JPMorgan Chase & Co.	20,124	669,123
	Shares	Value ($)

Laboratory Corp. of America Holdings* (b)	18,934	1,627,756
Life Technologies Corp.*	32,350	1,258,738
Medco Health Solutions, Inc.*	8,206	458,715
Monsanto Co.	9,428	660,620
NCR Corp.*	46,191	760,304
New York Times Co. "A"* (b)	33,206	256,682
Newmont Mining Corp. (b)	8,889	533,429
Quest Software, Inc.*	14,416	268,138
RadioShack Corp. (b)	26,308	255,451
Ralcorp Holdings, Inc.*	4,151	354,911
Rock-Tenn Co. "A"	7,916	456,753
Schlumberger Ltd. (b)	3,619	247,214
Symantec Corp.* (b)	63,309	990,786
The Mosaic Co.	11,168	563,202
Whirlpool Corp. (b)	3,270	155,162
Williams Companies, Inc. (b)	33,209	1,096,560
Xylem, Inc.	2,585	66,409
(Cost $22,140,108)		21,931,830
Total Common Stocks (Cost $54,782,424)		51,572,422

Preferred Stock 1.7%
Germany
Volkswagen AG (Cost $922,238)	6,004	897,832

Participatory Note 0.1%
Nigeria
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/5/2013 (Cost $108,883)	1,296,229	71,081

Securities Lending Collateral 22.2%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $11,603,273)	11,603,273	11,603,273

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,416,818)+	122.5	64,144,608
Other Assets and Liabilities, Net	(22.5)	(11,766,577)
Net Assets	100.0	52,378,031

* Non-income producing security.

+ The cost for federal income tax purposes was $68,056,527. At December 31, 2011, net unrealized depreciation for all securities based on tax cost was $3,911,919. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,406,444 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,318,363.

(a) Listed on the New York Stock Exchange.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $11,320,423, which is 21.6% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Preferred Stock (e)
Austria	$—	$1,282,356	$—	$1,282,356
Bahrain	—	153,449	—	153,449
Bermuda	346,715	—	—	346,715
Brazil	2,584,343	—	—	2,584,343
Canada	629,431	—	—	629,431
China	1,020,182	682,576	—	1,702,758
Denmark	—	597,501	—	597,501
Egypt	—	280,391	—	280,391
France	—	403,968	—	403,968
Germany	—	5,217,390	—	5,217,390
Greece	—	91,397	—	91,397
Hong Kong	—	44,454	—	44,454
India	1,060,213	362,061	—	1,422,274
Indonesia	—	386,509	—	386,509
Israel	1,047,401	—	—	1,047,401
Japan	—	3,065,120	—	3,065,120
Korea	322,078	1,053,549	—	1,375,627
Netherlands	639,740	2,824,843	—	3,464,583
Panama	460,794	—	—	460,794
Puerto Rico	253,500	—	—	253,500
South Africa	—	1,170,617	—	1,170,617
Sweden	—	1,388,052	—	1,388,052
Switzerland	259,656	1,606,650	—	1,866,306
Taiwan	640,685	—	—	640,685
Thailand	—	248,014	—	248,014
United Kingdom	—	414,789	—	414,789
United States	21,931,830	—	—	21,931,830
Participatory Notes (e)	—	71,081	—	71,081
Short-Term Investments	11,603,273	—	—	11,603,273
Total	$42,799,841	$21,344,767	$—	$64,144,608

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $55,813,545) — including $11,320,423 of securities loaned	$52,541,335
Investment in Daily Assets Fund Institutional (cost $11,603,273)*	11,603,273
Total investments in securities, at value (cost $67,416,818)	64,144,608
Cash	38,561
Foreign currency, at value (cost $66,313)	64,575
Receivable for investments sold	188,649
Receivable for Fund shares sold	1,958
Dividends receivable	7,549
Interest receivable	10,204
Foreign taxes recoverable	9,797
Other assets	1,079
Total assets	64,466,980
Liabilities
Payable upon return of securities loaned	11,603,273
Payable for investments purchased	136,395
Line of credit loan payable	150,000
Payable for Fund shares redeemed	50,802
Accrued management fee	52,408
Other accrued expenses and payables	96,071
Total liabilities	12,088,949
Net assets, at value	$52,378,031
Net Assets Consist of
Undistributed net investment income	740,653
Net unrealized appreciation (depreciation) on: Investments	(3,272,210)
Foreign currency	(2,603)
Accumulated net realized gain (loss)	(53,411,887)
Paid-in capital	108,324,078
Net assets, at value	$52,378,031
Class A Net Asset Value, offering and redemption price per share ($49,266,726 ÷ 6,234,878 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.90
Class B Net Asset Value, offering and redemption price per share ($3,111,305 ÷ 393,322 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.91

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $127,959)	$1,364,322
Income distributions — Central Cash Management Fund	1,010
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	92,019
Total income	1,457,351
Expenses: Management fee	588,501
Administration fee	64,317
Services to shareholders	2,489
Distribution service fee (Class B)	10,014
Record keeping fees (Class B)	3,958
Custodian fee	93,940
Audit and tax fees	67,640
Legal fees	8,894
Reports to shareholders	24,476
Trustees' fees and expenses	3,518
Interest expense	725
Other	26,152
Total expenses before expense reductions	894,624
Expense reductions	(218,426)
Total expenses after expense reductions	676,198
Net investment income (loss)	781,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	112,714
Foreign currency	(70,797)
41,917
Change in net unrealized appreciation (depreciation) on: Investments	(9,890,474)
Foreign currency	(4,711)
(9,895,185)
Net gain (loss)	(9,853,268)
Net increase (decrease) in net assets resulting from operations	$(9,072,115)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$781,153	$514,123
Net realized gain (loss)	41,917	7,206,315
Change in net unrealized appreciation (depreciation)	(9,895,185)	899,469
Net increase (decrease) in net assets resulting from operations	(9,072,115)	8,619,907
Distributions to shareholders from: Net investment income: Class A	(391,766)	(621,927)
Class B	(9,700)	(28,358)
Total distributions	(401,466)	(650,285)
Fund share transactions: Class A Proceeds from shares sold	3,929,750	5,854,566
Reinvestment of distributions	391,766	621,927
Payments for shares redeemed	(13,903,803)	(12,215,497)
Net increase (decrease) in net assets from Class A share transactions	(9,582,287)	(5,739,004)
Class B Proceeds from shares sold	106,041	308,827
Reinvestment of distributions	9,700	28,358
Payments for shares redeemed	(1,299,469)	(1,123,823)
Net increase (decrease) in net assets from Class B share transactions	(1,183,728)	(786,638)
Increase (decrease) in net assets	(20,239,596)	1,443,980
Net assets at beginning of period	72,617,627	71,173,647
Net assets at end of period (including undistributed net investment income of $740,653 and $361,169, respectively)	$52,378,031	$72,617,627
Other Information
Class A Shares outstanding at beginning of period	7,301,949	8,018,621
Shares sold	458,129	692,269
Shares issued to shareholders in reinvestment of distributions	39,334	72,065
Shares redeemed	(1,564,534)	(1,481,006)
Net increase (decrease) in Class A shares	(1,067,071)	(716,672)
Shares outstanding at end of period	6,234,878	7,301,949
Class B Shares outstanding at beginning of period	519,624	617,302
Shares sold	12,482	36,659
Shares issued to shareholders in reinvestment of distributions	971	3,275
Shares redeemed	(139,755)	(137,612)
Net increase (decrease) in Class B shares	(126,302)	(97,678)
Shares outstanding at end of period	393,322	519,624

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.28	$8.24	$5.84	$15.66	$17.39
Income (loss) from investment operations: Net investment incomea	.11	.06	.08	.11	.14
Net realized and unrealized gain (loss)	(1.43)	1.06	2.42	(5.83)	.88
Total from investment operations	(1.32)	1.12	2.50	(5.72)	1.02
Less distributions from: Net investment income	(.06)	(.08)	(.10)	(.19)	(.11)
Net realized gains	—	—	—	(3.91)	(2.64)
Total distributions	(.06)	(.08)	(.10)	(4.10)	(2.75)
Net asset value, end of period	$7.90	$9.28	$8.24	$5.84	$15.66
Total Return (%)b	(14.39)	13.65	43.82	(47.75)	6.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	68	66	59	151
Ratio of expenses before expense reductions (%)	1.37	1.41	1.38	1.47	1.44
Ratio of expenses after expense reductions (%)	1.03	1.05	1.04	1.09	1.11
Ratio of net investment income (%)	1.24	.77	1.23	1.09	.82
Portfolio turnover rate (%)	127	165	190	229	191
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.29	$8.25	$5.85	$15.66	$17.38
Income (loss) from investment operations: Net investment incomea	.08	.04	.06	.07	.07
Net realized and unrealized gain (loss)	(1.44)	1.05	2.42	(5.83)	.90
Total from investment operations	(1.36)	1.09	2.48	(5.76)	.97
Less distributions from: Net investment income	(.02)	(.05)	(.08)	(.14)	(.05)
Net realized gains	—	—	—	(3.91)	(2.64)
Total distributions	(.02)	(.05)	(.08)	(4.05)	(2.69)
Net asset value, end of period	$7.91	$9.29	$8.25	$5.85	$15.66
Total Return (%)b	(14.67)	13.24	43.23	(47.87)	5.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	5	4	10
Ratio of expenses before expense reductions (%)	1.72	1.76	1.73	1.82	1.81
Ratio of expenses after expense reductions (%)	1.38	1.40	1.39	1.45	1.47
Ratio of net investment income (%)	.88	.42	.88	.73	.46
Portfolio turnover rate (%)	127	165	190	229	191
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Thematic VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $51,528,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($35,241,000) and December 31, 2017 ($16,287,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 through December 31, 2011, the Fund elects to defer qualified late year losses of approximately $96,000 of net realized long-term capital losses and $1,494,000 of net realized short-term capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$744,910
Capital loss carryforwards	$(51,528,000)
Unrealized appreciation (depreciation) on investments	$(3,911,919)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$401,466	$650,285

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $81,211,934 and $90,761,024, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Global Thematic Partners, LLC ("GTP") serves as subadvisor. As a subadvisor to the Fund, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor for the services GTP provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

For the period from January 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.03%
Class B	1.43%

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.02%
Class B	1.37%

Accordingly, for the year ended December 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $218,159, and the amount charged aggregated $370,342, which was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $64,317, of which $4,514 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2011
Class A	$267	$267	$—
Class B	64	—	15
	$331	$267	$15

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2011, the Distribution Service Fee aggregated $10,014, of which $668 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,580, of which $3,106 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At December 31, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 31%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 97%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December 31, 2011, the Fund had a $150,000 outstanding loan. Interest expense incurred on the borrowings was $725 for the year ended December 31, 2011. The average dollar amount of the borrowings was $341,346, the weighted average interest rate on these borrowings was 1.47% and the Fund had a loan outstanding for fifty-two days throughout the year. The borrowings were valued at cost, which approximates fair value.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Global Thematic VIP:

We have audited the accompanying statement of assets and liabilities of DWS Global Thematic VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Global Thematic VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$824.60	$824.00
Expenses Paid per $1,000*	$4.74	$6.34
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,020.01	$1,018.25
Expenses Paid per $1,000*	$5.24	$7.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.03%	1.38%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of income dividends paid during the Fund's fiscal year ended December 31, 2011 qualified for the dividends received deduction.

The Fund paid foreign taxes of $70,825 and earned $491,000 of foreign source income during the year ended December 31, 2011. Pursuant to Section 853 of the International Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.07 per share as income earned from foreign sources for the year ended December 31, 2011.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Global Thematic VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Global Thematic Partners, LLC ("Global Thematic") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and Global Thematic's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and Global Thematic provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including Global Thematic. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and Global Thematic historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to Global Thematic, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and Global Thematic.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of Global Thematic with respect to the Fund. The Board noted that DWS pays Global Thematic's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Global Thematic and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and Global Thematic and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and Global Thematic related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and Global Thematic related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GT-2 (R-025830-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Government & Agency Securities VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
11 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
21 Report of Independent Registered Public Accounting Firm
22 Information About Your Fund's Expenses
23 Tax Information
23 Proxy Voting
24 Investment Management Agreement Approval
27 Summary of Management Fee Evaluation by Independent Fee Consultant
29 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. The "full faith and credit" guarantee of the U.S. government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.64% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index
The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,746	$12,383	$13,767	$16,862
	Average annual total return	7.46%	7.38%	6.60%	5.36%
Barclays Capital GNMA Index	Growth of $10,000	$10,790	$12,128	$13,996	$17,627
	Average annual total return	7.90%	6.64%	6.95%	5.83%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,715	$12,260	$13,521	$15,656
	Average annual total return	7.15%	7.03%	6.22%	4.83%
Barclays Capital GNMA Index	Growth of $10,000	$10,790	$12,128	$13,996	$16,892
	Average annual total return	7.90%	6.64%	6.95%	5.67%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Management Summary December 31, 2011 (Unaudited)

During the 12-month period ended December 31, 2011, the U.S. Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth.1 U.S. Treasury yields fell from already historically low levels for the 12 months, as for much of the year investors sought a refuge from the debt crisis in Europe. Most sectors of the bond market benefited from the declining rate environment, with high-quality bonds that trade at a yield advantage vs. U.S. Treasuries benefiting in particular as investors sought yield in an environment of extraordinarily low interest rates.

During the 12-month period ended December 31, 2011, the Fund provided a total return of 7.46% (Class A shares, unadjusted for contract charges), compared with the 7.90% return of its benchmark, the Barclays Capital GNMA Index.2

As we expected prepayments to remain low, the Fund maintained a focus on higher-coupon mortgages during the period ended December 31, 2011. At the same time, we have sought mortgage pools with relatively predictable cash flows. This positioning helped performance for most of the period, as the market was willing to pay a significant premium for these characteristics and these bonds outperformed the broader mortgage-backed market. Performance was also helped by holdings of interest-only obligations that were structured to perform well if prepayments remained low. During the period, we maintained an above-benchmark overall duration and sensitivity to interest rate changes by incorporating a modest position in U.S. Treasuries and Treasury futures. This position added to relative performance in an environment of declining interest rates. Over the last few months of the period, the Fund's holdings that were expected to take advantage of overall low prepayment rates underperformed. This was driven by market speculation over the eventual outlines of a government plan to promote easier refinancing for homeowners with underwater, or negative equity, mortgages. While there are no proposals that would impact GNMA securities directly, the fear is that such a program could result in higher-coupon pools that underlie some traditional mortgage-backed securities being prepaid at par, hurting returns for investors. Despite historically low mortgage rates, with refinancing continuing to be difficult for many homeowners given underwater mortgages and tightened lending standards, we remain comfortable with our overall focus on generating income by holding government-backed bonds with higher coupons and where we anticipate steady cash flows based on specific characteristics.

William Chepolis, CFA

Ohn Choe, CFA

John D. Ryan

Portfolio Managers

1 The federal funds rate is the interest rate, set by the U.S. Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

2 The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Mortgage-Backed Securities Pass-Throughs	64%	69%
Government & Agency Obligations	22%	14%
Collateralized Mortgage Obligations	14%	15%
Cash Equivalents	—	2%
	100%	100%

Coupons*	12/31/11	12/31/10

Less than 4.5%	43%	4%
4.5%-5.49%	39%	50%
5.5%-6.49%	13%	40%
6.5%-7.49%	4%	4%
7.5% and Greater	1%	2%
	100%	100%

Interest Rate Sensitivity	12/31/11	12/31/10

Effective Maturity	5.0 years	5.9 years
Effective Duration	4.4 years	5.0 years

* Excludes Cash Equivalents, Securities Lending Collateral, U.S. Treasury Bills and Options Purchased.

Asset allocation, coupons and interest rate sensitivity are subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 77.7%
Federal Home Loan Mortgage Corp.:
3.5%, 4/1/2041 (a)	5,000,000	5,134,375
4.0%, 1/1/2040 (a)	15,000,000	15,728,907
7.0%, with various maturities from 6/1/2032 until 8/1/2035	204,239	224,466
Federal National Mortgage Association:
4.5%, with various maturities from 4/1/2039 until 5/1/2041 (a)	13,630,535	14,510,376
5.0%, 10/1/2033	335,637	362,475
Government National Mortgage Association:
4.5%, with various maturities from 2/15/2039 until 10/20/2041 (a)	4,912,517	5,418,667
4.55%, 1/15/2041	666,686	732,932
4.625%, 5/15/2041	202,663	222,941
5.0%, with various maturities from 11/20/2032 until 8/20/2041 (a) (b)	26,374,727	29,356,099
5.5%, with various maturities from 3/15/2029 until 7/20/2040 (a)	28,743,391	32,159,456
6.0%, with various maturities from 7/15/2014 until 5/15/2040 (a)	8,465,319	9,578,248
6.5%, with various maturities from 4/15/2031 until 2/15/2039	4,025,905	4,580,636
7.0%, with various maturities from 2/20/2027 until 11/15/2038	718,143	818,260
7.5%, 10/20/2031	10,248	11,989
Total Mortgage-Backed Securities Pass-Throughs (Cost $111,975,933)		118,839,827

Collateralized Mortgage Obligations 17.6%
Fannie Mae Benchmark Remic, "ZA", Series 2007-B2, 5.5%, 6/25/2037	1,800,347	2,073,773
Fannie Mae Whole Loan, "1A6", Series 2007-W8, 6.461%*, 9/25/2037	698,327	777,571
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	718,171	647,366
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	1,318,976	151,908
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	1,636,494	193,233
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	333,333	40,117
"AI", Series 3900, Interest Only, 3.5%, 7/15/2013	6,492,832	221,291
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	3,433,336	151,199
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	2,335,215	201,864
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	1,905,045	133,285
	Principal Amount ($)	Value ($)

"ZK", Series 3382, 5.0%, 7/15/2037	1,225,982	1,389,439
"22", Series 243, Interest Only, 5.133%**, 6/15/2021	1,661,923	161,414
"SC", Series 3326, Interest Only, 5.762%**, 6/15/2037	727,601	94,776
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	700,656	45,037
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	350,213	52,112
"WS", Series 2877, Interest Only, 6.322%**, 10/15/2034	758,398	71,206
"A", Series 172, Interest Only, 6.5%, 1/1/2024	39,192	6,194
"S", Series 2416, Interest Only, 7.822%**, 2/15/2032	500,187	107,260
"ST", Series 2411, Interest Only, 8.472%**, 6/15/2021	1,864,636	274,686
"KS", Series 2064, Interest Only, 9.838%**, 5/15/2022	494,417	109,960
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	333,333	31,354
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	3,340,591	257,668
"25", Series 351, Interest Only, 4.5%, 5/1/2019	369,595	32,607
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	1,404,528	126,616
"20", Series 334, Interest Only, 5.0%, 3/1/2018	267,255	21,643
"21", Series 334, Interest Only, 5.0%, 3/1/2018	181,156	14,457
''23", Series 339, Interest Only, 5.0%, 7/1/2018	380,907	33,789
"26", Series 381, Interest Only, 5.0%, 12/25/2020	116,237	12,709
"ZA", Series 2008-24, 5.0%, 4/25/2038	633,030	718,662
"30", Series 381, Interest Only, 5.5%, 11/25/2019	593,139	75,444
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	1,266,161	175,515
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	846,983	106,275
"101", Series 383, Interest Only, 6.5%, 9/1/2022	1,914,707	285,167
"ZQ", Series G93-39, 6.5%, 12/25/2023	377,551	422,546
"ES", Series 2003-17, Interest Only, 6.756%**, 9/25/2022	4,803,061	324,217
"MS", Series 2007-97, 14.128%*, 12/25/2031	685,929	697,515
"SA", Series G92-57, IOette, 82.1%**, 10/25/2022	57,325	140,350
Government National Mortgage Association:
"FB", Series 2001-28, 0.783%*, 6/16/2031	414,002	417,174
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	1,813,447	239,704
"JY", Series 2010-20, 4.0%, 12/20/2033	1,859,255	1,982,979
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	453,116	41,346
	Principal Amount ($)	Value ($)

"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	872,010	72,356
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	258,633
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	1,133,742	150,786
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	694,021
"ZM", Series 2004-24, 5.0%, 4/20/2034	2,198,999	2,494,778
"Z", Series 2004-61, 5.0%, 8/16/2034	1,081,364	1,241,754
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,546,922	1,758,601
"GZ", Series 2005-24, 5.0%, 3/20/2035	469,153	517,632
"ZA", Series 2005-75, 5.0%, 10/16/2035	527,790	612,543
"MZ", Series 2009-98, 5.0%, 10/16/2039	947,043	1,149,749
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	442,719	54,180
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	903,481	107,199
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	271,376
"ZA", Series 2006-7, 5.5%, 2/20/2036	2,341,352	2,764,657
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	1,252,295	86,118
"KZ", Series 2009-78, 5.5%, 9/16/2039	346,212	437,872
"BS", Series 2011-93, Interest Only, 5.818%**, 7/16/2041	2,075,718	326,818
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	512,305	94,136
"QA", Series 2007-57, Interest Only, 6.215%**, 10/20/2037	662,982	93,790
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	202,785	34,494
"SA", Series 2006-69, Interest Only, 6.515%**, 12/20/2036	1,192,334	182,598
"PS", Series 2004-34, Interest Only, 6.868%**, 4/16/2034	283,674	60,104
	Principal Amount ($)	Value ($)

"SK", Series 2003-11, Interest Only, 7.418%**, 2/16/2033	758,797	149,837
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	841,130	195,066
Total Collateralized Mortgage Obligations (Cost $23,462,468)		26,870,526

Government & Agency Obligations 26.3%
U.S. Government Sponsored Agency 15.7%
Federal Home Loan Bank, 5.0%, 11/17/2017	20,000,000	24,002,000
U.S. Treasury Obligations 10.6%
U.S. Treasury Bill, 0.015%***, 3/8/2012 (c)	1,045,000	1,044,967
U.S. Treasury Note, 0.75%, 6/15/2014	15,000,000	15,162,885
		16,207,852
Total Government & Agency Obligations (Cost $40,124,014)		40,209,852

	Contracts	Value ($)

Put Options Purchased 0.0%
Eurodollar Future, Expiration Date 3/19/2012, Strike Price $99.25 (Cost $45,085)	200	30,000

	Shares	Value ($)

Securities Lending Collateral 5.0%
Daily Assets Fund Institutional, 0.18% (d) (e) (Cost $7,641,608)	7,641,608	7,641,608

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $183,249,108)+	126.6	193,591,813
Other Assets and Liabilities, Net	(26.6)	(40,683,471)
Net Assets	100.0	152,908,342

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

** These securities are shown at their current rate as of December 31, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $183,252,471. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $10,339,342. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,188,491 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $849,149.

(a) When-issued or delayed delivery securities included.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $7,520,193, which is 4.9% of net assets.

(c) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/21/2012	16	2,098,000	20,026

At December 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long Term U.S. Treasury Bond	USD	3/21/2012	12	1,922,250	(2,276)

Currency Abbreviation
USD United States Dollar

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($) (f)
Put Options Eurodollar Future (Premiums received $24,915)	200	3/19/2012	99.0	16,250

(f) Unrealized appreciation on written options at December 31, 2011 was $8,665.

At December 31, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation)($)
12/24/2012 12/24/2022	12,500,000	1	Fixed — 2.36%	Floating — LIBOR	(114,743)	—	(114,743)
12/24/2012 12/24/2022	12,500,000	2	Fixed — 2.39%	Floating — LIBOR	(80,864)	—	(80,864)
10/28/2010 10/28/2025	320,000	3	Floating — LIBOR	Floating — 4.274%++	6,247	—	6,247
11/1/2010 11/1/2025	540,000	4	Floating — LIBOR	Floating — 4.429%++	10,351	—	10,351
11/12/2010 11/12/2025	640,000	3	Floating — LIBOR	Floating — 4.452%++	11,145	—	11,145
11/15/2010 11/15/2025	640,000	4	Floating — LIBOR	Floating — 4.457%++	15,608	—	15,608
11/16/2010 11/16/2025	320,000	3	Floating — LIBOR	Floating — 4.46%++	6,098	—	6,098
11/19/2010 11/19/2025	320,000	4	Floating — LIBOR	Floating — 4.479%++	8,966	—	8,966
11/23/2010 11/23/2025	150,000	3	Floating — LIBOR	Floating — 4.495%++	2,866	—	2,866
Total net unrealized depreciation							(134,326)

++ These interest rate swaps are shown at their current rate as of December 31, 2011.

At December 31, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/9/2010 6/1/2012	6,900,000	5	0.45%	Global Interest Rate Strategy Index	(22,358)	—	(22,358)

Counterparties:

1 BNP Paribas

2 UBS AG

3 Morgan Stanley

4 Barclays Capital Securities, Inc.

5 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased and written options contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (g) Mortgage-Backed Securities Pass-Throughs	$—	$118,839,827	$—	$118,839,827
Collateralized Mortgage Obligations	—	26,870,526	—	26,870,526
Government & Agency Obligations	—	40,209,852	—	40,209,852
Short-Term Investments	7,641,608	—	—	7,641,608
Derivatives (h)	50,026	61,281	—	111,307
Total	$7,691,634	$185,981,486	$—	$193,673,120
Liabilities
Derivatives (h)	$(18,526)	$(217,965)	$—	$(236,491)
Total	$(18,526)	$(217,965)	$—	$(236,491)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include value of purchased options and unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contracts and written options, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Collateralized Mortgage Obligations
Balance as of December 31, 2010	$518,128
Realized gains (loss)	42,664
Change in unrealized appreciation (depreciation)	(44,578)
Amortization premium/discount	(7,285)
Purchases	1,207
(Sales)	(510,136)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2011	$—
Net change in unrealized appreciation (depreciation) from investments held as of December 31, 2011	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments Investments in non-affiliated securities, at value (cost $175,607,500) — including $7,520,193 of securities loaned	$185,950,205
Investment in Daily Assets Fund Institutional Fund (cost $7,641,608)*	7,641,608
Total investments in securities, at value (cost $183,249,108)	193,591,813
Cash	710,753
Deposit with broker for futures contracts	50
Receivable for investments sold	1,038,946
Receivable for investments sold — when-issued/delayed delivery securities	100,728,252
Receivable for Fund shares sold	62,385
Interest receivable	831,145
Receivable for variation margin on futures contracts	2,852
Unrealized appreciation on swap contracts	61,281
Other assets	2,633
Total assets	297,030,110
Liabilities
Payable upon return of securities loaned	7,641,608
Payable for investments purchased	40,259,950
Payable for investments purchased — when-issued/delayed delivery securities	95,629,874
Payable for Fund shares redeemed	192,741
Options written, at value (premium received $24,915)	16,250
Unrealized depreciation on swap contracts	217,965
Accrued management fee	62,442
Other accrued expenses and payables	100,938
Total liabilities	144,121,768
Net assets, at value	$152,908,342
Net Assets Consist of
Undistributed net investment income	5,641,251
Net unrealized appreciation (depreciation) on: Investments	10,342,705
Swap contracts	(156,684)
Futures	17,750
Written options	8,665
Accumulated net realized gain (loss)	3,028,771
Paid-in capital	134,025,884
Net assets, at value	$152,908,342
Class A Net Asset Value, offering and redemption price per share ($146,215,305 ÷ 11,145,622 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.12
Class B Net Asset Value, offering and redemption price per share ($6,693,037 ÷ 511,071 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.10

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Interest	$6,713,987
Income distributions — Central Cash Management Fund	5,478
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,428
Total income	6,722,893
Expenses: Management fee	695,788
Administration fee	154,619
Services to shareholders	2,180
Distribution service fee (Class B)	14,945
Record keeping fees (Class B)	5,590
Custodian fee	50,489
Audit and tax fees	69,383
Legal fees	8,260
Reports to shareholders	25,501
Trustees' fees and expenses	6,469
Other	22,767
Total expenses	1,055,991
Net investment income	5,666,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,101,419
Swap contracts	(1,253,493)
Futures	(51,510)
Written options	145,755
2,942,171
Change in net unrealized appreciation (depreciation) on: Investments	2,208,549
Swap contracts	1,851
Futures	163,433
Written options	8,665
2,382,498
Net gain (loss)	5,324,669
Net increase (decrease) in net assets resulting from operations	$10,991,571

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$5,666,902	$6,744,096
Net realized gain (loss)	2,942,171	3,185,188
Change in net unrealized appreciation (depreciation)	2,382,498	1,407,447
Net increase (decrease) in net assets resulting from operations	10,991,571	11,336,731
Distributions to shareholders from: Net investment income: Class A	(6,311,902)	(7,785,441)
Class B	(230,895)	(277,185)
Net realized gain: Class A	(2,391,762)	—
Class B	(95,528)	—
Total distributions	(9,030,087)	(8,062,626)
Fund share transactions: Class A Proceeds from shares sold	31,578,112	38,574,553
Reinvestment of distributions	8,703,664	7,785,441
Payments for shares redeemed	(53,221,292)	(61,339,038)
Net increase (decrease) in net assets from Class A share transactions	(12,939,516)	(14,979,044)
Class B Proceeds from shares sold	1,566,129	653,336
Reinvestment of distributions	326,423	277,185
Payments for shares redeemed	(1,133,228)	(1,704,050)
Net increase (decrease) in net assets from Class B share transactions	759,324	(773,529)
Increase (decrease) in net assets	(10,218,708)	(12,478,468)
Net assets at beginning of period	163,127,050	175,605,518
Net assets at end of period (including undistributed net investment income of $5,641,251 and $6,521,765, respectively)	$152,908,342	$163,127,050
Other Information
Class A Shares outstanding at beginning of period	12,120,178	13,231,519
Shares sold	2,446,836	2,996,102
Shares issued to shareholders in reinvestment of distributions	700,214	623,833
Shares redeemed	(4,121,606)	(4,731,276)
Net increase (decrease) in Class A shares	(974,556)	(1,111,341)
Shares outstanding at end of period	11,145,622	12,120,178
Class B Shares outstanding at beginning of period	452,192	510,999
Shares sold	120,662	50,683
Shares issued to shareholders in reinvestment of distributions	26,240	22,193
Shares redeemed	(88,023)	(131,683)
Net increase (decrease) in Class B shares	58,879	(58,807)
Shares outstanding at end of period	511,071	452,192

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$12.98	$12.78	$12.40	$12.38		$12.28
Income (loss) from investment operations: Net investment incomea	.48	.50	.52	.56		.58
Net realized and unrealized gain (loss)	.45	.32	.45	.04		.12
Total from investment operations	.93	.82	.97	.60		.70
Less distributions from: Net investment income	(.57)	(.62)	(.59)	(.58)		(.60)
Net realized gains	(.22)	—	—	—		—
Total distributions	(.79)	(.62)	(.59)	(.58)		(.60)
Net asset value, end of period	$13.12	$12.98	$12.78	$12.40		$12.38
Total Return (%)	7.46	6.61	8.08	4.93	b	5.95	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	146	157	169	211		199
Ratio of expenses before expense reductions (%)	.67	.64	.58	.66		.66
Ratio of expenses after expense reductions (%)	.67	.64	.58	.65		.63
Ratio of net investment income (%)	3.68	3.86	4.16	4.58		4.77
Portfolio turnover rate (%)	673	423	390	543		465
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$12.95	$12.75	$12.37	$12.35		$12.25
Income (loss) from investment operations: Net investment incomea	.43	.46	.48	.52		.53
Net realized and unrealized gain (loss)	.46	.31	.45	.03		.12
Total from investment operations	.89	.77	.93	.55		.65
Less distributions from: Net investment income	(.52)	(.57)	(.55)	(.53)		(.55)
Net realized gains	(.22)	—	—	—		—
Total distributions	(.74)	(.57)	(.55)	(.53)		(.55)
Net asset value, end of period	$13.10	$12.95	$12.75	$12.37		$12.35
Total Return (%)	7.15	6.24	7.70	4.60	b	5.43	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	7	8		5
Ratio of expenses before expense reductions (%)	1.01	.99	.92	1.00		1.04
Ratio of expenses after expense reductions (%)	1.01	.99	.92	1.00		1.01
Ratio of net investment income (%)	3.34	3.51	3.81	4.24		4.39
Portfolio turnover rate (%)	673	423	390	543		465
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$5,994,840
Undistributed net long-term capital gains	$2,689,922
Unrealized appreciation (depreciation) on investments	$10,339,342

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$7,717,287	$8,062,626
Distributions from long-term capital gains*	$1,312,800	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended December 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $2,930,000 to $29,930,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended December 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in total return swap contracts had a total notional amount of $6,900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the year ended December 31, 2011, the Fund entered into options on interest rate futures and on interest rates in order to hedge portfolio assets against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2011 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $26,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $74,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011, is included in a table following the Fund's Investment Portfolio. For the period ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $28,255,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $16,307,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$30,000	$61,281	$20,026	$111,307

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investment in non-affiliated securities, at value (includes purchased options), unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(16,250)	$(217,965)	$(2,276)	$(236,491)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation swap contracts and options written, at value

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(47,437)	$145,755	$(1,253,493)	$(51,510)	$(1,206,685)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(15,085)	$8,665	$1,851	$163,433	$158,864

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $1,153,218,736 and $1,177,035,889, respectively. Purchases and sales of U.S. Treasury obligations aggregated $36,479,042 and $23,836,344, respectively.

For the year ended December 31, 2011, transactions for written options were as follows:
	Number of Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	29,600,290	452,377
Options closed	(14,800,090)	(229,882)
Options expired	(14,800,000)	(197,580)
Outstanding, end of period	200	$24,915

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $154,619, of which $13,199 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
	Total Aggregated	Unpaid at December 31, 2011
Class A	$260	$67
Class B	45	10
	$305	$77

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2011, the Distribution Service Fee aggregated $14,945, of which $1,428 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,722, of which $1,558 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 44%, 34% and 15%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 97%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Government & Agency Securities VIP:

We have audited the accompanying statement of assets and liabilities of DWS Government & Agency Securities VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Government & Agency Securities VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,042.70	$1,041.50
Expenses Paid per $1,000*	$3.35	$5.09
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,021.93	$1,020.21
Expenses Paid per $1,000*	$3.31	$5.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.65%	.99%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

The Fund paid distributions of $0.11 per share from net long-term capital gains during its year ended December 31, 2011, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,972,000 as capital gain dividends for its year ended December 31, 2011, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Government & Agency Securities VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GAS-2 (R-025831-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS High Income VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
17 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
21 Financial Highlights
22 Notes to Financial Statements
28 Report of Independent Registered Public Accounting Firm
29 Information About Your Fund's Expenses
30 Tax Information
30 Proxy Voting
31 Investment Management Agreement Approval
34 Summary of Management Fee Evaluation by Independent Fee Consultant
36 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.72% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index
The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,384	$16,571	$12,725	$20,396
	Average annual total return	3.84%	18.33%	4.94%	7.39%
Credit Suisse High Yield Index	Growth of $10,000	$10,547	$18,611	$14,103	$23,836
	Average annual total return	5.47%	23.00%	7.12%	9.07%
DWS High Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,357	$16,434	$12,536	$20,358
	Average annual total return	3.57%	18.01%	4.62%	7.77%
Credit Suisse High Yield Index	Growth of $10,000	$10,547	$18,611	$14,103	$23,798
	Average annual total return	5.47%	23.00%	7.12%	9.55%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Management Summary December 31, 2011 (Unaudited)

The Class A shares of the Fund rose 3.84% (unadjusted for contract charges) during the 12 months ended December 31, 2011, underperforming the benchmark, the Credit Suisse High Yield Index.1 High-yield bonds — as gauged by the Fund's benchmark — returned 5.47% for the 12 months ended December 31, 2011 but underperformed domestic investment-grade bonds, as measured by the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index for the same period.2 High-yield bonds performed very well in the first half of the year due to a favorable investment backdrop characterized by low government bond yields, a robust appetite for risk among investors, and the healthy underlying fundamentals of the high-yield asset class. In the third quarter, however, investors began to focus on the negative economic developments in Europe, leading to heightened risk aversion and underperformance for high yield during that time. This downturn was followed by a strong rally in the benchmark of 6.02% in the fourth quarter, during which signs of improving economic growth and increased clarity out of Europe fueled a revival of investor risk appetites.

Favorable security selection was the most important factor driving the Fund's relative performance during the past year, as we were helped by our positions in the coated paper manufacturer NewPage Corporation,* the Italian telecom operator Wind Acquisition Finance SA and the pork producer Smithfield Foods, Inc. Our largest detractors were our positions in bonds issued by the specialty chemical maker Momentive Performance Materials, Inc. and the travel booking company Travelport LLC.

We maintain a cautiously optimistic outlook on high-yield bonds. We continue to believe the asset class offers investors a favorable tradeoff of risk and return via the combination of an attractive yield spread and a low default rate. Having said this, we expect that market volatility will remain elevated due to concerns about slowing growth in the developed economies, government debt problems in Europe and potential economic weakness in the emerging markets.

At the end of the period, the Fund held a solid overweight within the single-B credit tier, an approximate index weight to riskier triple-C issues and an underweight in the double-B portion of the market.3,4 Given the low-default environment, we believe that individual defaults can have an amplified impact on a portfolio's performance. As a result, we continue to seek to avoid potential defaults through our bottom-up credit research and security selection process.5

Gary Russell, CFA

Portfolio Manager

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

4 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

5 Default — failure to pay interest or principal when it is due.

* Not held in the portfolio as of December 31, 2011.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Corporate Bonds	90%	87%
Cash Equivalents	8%	8%
Government & Agency Obligations	1%	—
Loan Participations and Assignments	1%	4%
Preferred Securities	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	12/31/11	12/31/10

Consumer Discretionary	22%	20%
Financials	15%	19%
Telecommunication Services	14%	11%
Materials	12%	12%
Energy	12%	12%
Industrials	10%	10%
Information Technology	5%	4%
Consumer Staples	4%	4%
Health Care	3%	5%
Utilities	3%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/11	12/31/10

AAA	1%	—
BBB	3%	2%
BB	32%	28%
B	52%	53%
CCC	11%	12%
Not Rated	1%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 87.9%
Consumer Discretionary 18.4%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		590,000	582,625
8.75%, 6/1/2019		765,000	791,775
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		80,000	87,000
American Achievement Corp., 144A, 10.875%, 4/15/2016		260,000	200,200
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	591,475
8.375%, 11/15/2020		460,000	471,500
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		535,000	530,987
9.625%, 3/15/2018		260,000	269,100
Beazer Homes U.S.A., Inc., 9.125%, 6/15/2018		135,000	92,813
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	68,900
8.0%, 4/15/2020		65,000	69,713
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		790,000	541,150
11.25%, 6/1/2017		715,000	758,794
12.75%, 4/15/2018		295,000	234,525
CCO Holdings LLC:
6.5%, 4/30/2021		1,155,000	1,169,437
7.0%, 1/15/2019		120,000	125,100
7.25%, 10/30/2017		520,000	547,950
7.375%, 6/1/2020		50,000	52,750
7.875%, 4/30/2018		225,000	239,906
8.125%, 4/30/2020		150,000	164,250
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,495,000	1,584,700
Clear Channel Communications, Inc., 9.0%, 3/1/2021		140,000	117,950
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		100,000	107,500
Series B, 9.25%, 12/15/2017		150,000	162,000
CSC Holdings LLC, 144A, 6.75%, 11/15/2021		1,400,000	1,473,500
Cumulus Media, Inc., 144A, 7.75%, 5/1/2019 (b)		135,000	119,813
DineEquity, Inc., 9.5%, 10/30/2018		385,000	413,394
DISH DBS Corp.:
6.75%, 6/1/2021		50,000	53,875
7.125%, 2/1/2016		465,000	501,037
7.875%, 9/1/2019		270,000	305,100
EH Holding Corp., 144A, 7.625%, 6/15/2021		230,000	241,500
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		490,000	306
Gannett Co., Inc., 9.375%, 11/15/2017		295,000	320,075
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		505,000	510,050
Hertz Corp.:
6.75%, 4/15/2019		660,000	661,650
7.5%, 10/15/2018		905,000	945,725
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		435,000	456,750
		Principal Amount ($)(a)	Value ($)

Lear Corp.:
7.875%, 3/15/2018		235,000	254,388
8.125%, 3/15/2020		230,000	253,000
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		540,000	542,700
Macy's Retail Holdings, Inc., 8.125%, 7/15/2015		85,000	98,138
Mediacom Broadband LLC, 8.5%, 10/15/2015		635,000	654,050
Mediacom LLC, 9.125%, 8/15/2019		560,000	594,300
MGM Resorts International:
7.5%, 6/1/2016		205,000	196,288
7.625%, 1/15/2017		560,000	533,400
9.0%, 3/15/2020		145,000	160,588
10.0%, 11/1/2016		225,000	236,250
11.125%, 11/15/2017		235,000	267,900
Michaels Stores, Inc., 13.0%, 11/01/2016		150,000	160,110
Norcraft Companies LP, 10.5%, 12/15/2015		1,260,000	1,174,950
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		435,000	431,737
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,085,000	1,112,125
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	337,838
PVH Corp., 7.375%, 5/15/2020		160,000	173,600
Regal Entertainment Group, 9.125%, 8/15/2018		180,000	193,050
Sabre Holdings Corp., 8.35%, 3/15/2016		305,000	233,325
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		200,000	208,000
144A, 7.804%, 10/1/2020		415,000	404,538
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		340,000	372,300
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		565,000	594,662
Standard Pacific Corp.:
8.375%, 5/15/2018		240,000	228,000
10.75%, 9/15/2016		440,000	462,000
Toys "R" Us, Inc., 7.375%, 10/15/2018		695,000	623,762
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		200,000	200,500
Travelport LLC:
5.152%**, 9/1/2014		390,000	191,100
9.0%, 3/1/2016		75,000	41,438
UCI International, Inc., 8.625%, 2/15/2019		120,000	116,400
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	734,972
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		1,110,000	1,172,437
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	57,900
144A, 7.875%, 11/1/2020		140,000	142,100
		Principal Amount ($)(a)	Value ($)

UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	480,000	585,519
144A, 9.75%, 4/15/2018	EUR	425,000	559,682
Valassis Communications, Inc., 6.625%, 2/1/2021		180,000	167,400
Visant Corp., 10.0%, 10/1/2017		460,000	420,900
Visteon Corp., 144A, 6.75%, 4/15/2019		435,000	433,912
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		335,000	345,050
			31,235,184
Consumer Staples 3.5%
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		340,000	326,400
B&G Foods, Inc., 7.625%, 1/15/2018		230,000	244,375
Del Monte Corp., 7.625%, 2/15/2019		410,000	393,600
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		215,000	224,138
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		555,000	491,175
NBTY, Inc., 9.0%, 10/1/2018		190,000	209,000
Rite Aid Corp.:
7.5%, 3/1/2017		40,000	39,950
8.0%, 8/15/2020		445,000	491,725
10.25%, 10/15/2019		230,000	253,575
Smithfield Foods, Inc., 7.75%, 7/1/2017		1,880,000	2,058,600
Stater Bros. Holdings, Inc., 7.375%, 11/15/2018		180,000	189,900
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		210,000	216,825
Tops Holding Corp., 10.125%, 10/15/2015		330,000	344,850
U.S. Foodservice, 144A, 8.5%, 6/30/2019		400,000	387,000
			5,871,113
Energy 10.6%
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		345,000	334,650
Arch Coal, Inc., 7.25%, 10/1/2020		110,000	112,475
Berry Petroleum Co., 6.75%, 11/1/2020		535,000	540,350
Bill Barrett Corp., 7.625%, 10/1/2019		55,000	57,475
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		300,000	313,875
Bristow Group, Inc., 7.5%, 9/15/2017		485,000	504,400
Chaparral Energy, Inc.:
8.25%, 9/1/2021		410,000	415,125
8.875%, 2/1/2017		250,000	258,750
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		150,000	156,000
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		145,000	154,425
8.5%, 12/15/2019		150,000	162,000
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		90,000	90,900
8.0%, 4/1/2017		655,000	717,225
8.25%, 4/1/2020		250,000	276,250
		Principal Amount ($)(a)	Value ($)

Continental Resources, Inc.:
7.125%, 4/1/2021		175,000	189,875
7.375%, 10/1/2020		195,000	212,550
8.25%, 10/1/2019		105,000	115,500
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		920,000	894,700
Crosstex Energy LP, 8.875%, 2/15/2018		365,000	398,762
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		420,000	429,450
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		535,000	535,000
Energy Transfer Equity LP, 7.5%, 10/15/2020		215,000	234,888
Forest Oil Corp., 7.25%, 6/15/2019		580,000	591,600
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	322,875
Genesis Energy LP, 7.875%, 12/15/2018		230,000	230,000
Global Geophysical Services, Inc., 10.5%, 5/1/2017		775,000	728,500
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		140,000	144,900
Holly Energy Partners LP, 8.25%, 3/15/2018		330,000	346,500
HollyFrontier Corp., 9.875%, 6/15/2017		545,000	602,225
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		165,000	170,981
Linn Energy LLC:
144A, 6.5%, 5/15/2019		285,000	282,862
7.75%, 2/1/2021		335,000	348,400
MEG Energy Corp., 144A, 6.5%, 3/15/2021		235,000	240,287
Murray Energy Corp., 144A, 10.25%, 10/15/2015		170,000	168,725
Newfield Exploration Co., 7.125%, 5/15/2018		270,000	288,225
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		175,000	173,688
7.25%, 2/1/2019		435,000	450,225
Offshore Group Investments Ltd., 11.5%, 8/1/2015		305,000	329,781
Peabody Energy Corp.:
144A, 6.0%, 11/15/2018		145,000	147,900
144A, 6.25%, 11/15/2021		165,000	170,775
Plains Exploration & Production Co.:
6.75%, 2/1/2022		430,000	450,425
7.625%, 6/1/2018		320,000	339,200
Regency Energy Partners LP, 6.875%, 12/1/2018		205,000	217,813
SandRidge Energy, Inc., 7.5%, 3/15/2021		300,000	297,750
SESI LLC, 6.375%, 5/1/2019		235,000	239,113
Stone Energy Corp.:
6.75%, 12/15/2014		590,000	581,150
8.625%, 2/1/2017		125,000	127,500
Swift Energy Co., 144A, 7.875%, 3/1/2022		435,000	429,562
Venoco, Inc., 8.875%, 2/15/2019		590,000	531,000
WPX Energy, Inc.:
144A, 5.25%, 1/15/2017		960,000	964,800
144A, 6.0%, 1/15/2022		705,000	721,744
Xinergy Corp., 144A, 9.25%, 5/15/2019		335,000	283,075
			18,026,206
		Principal Amount ($)(a)	Value ($)

Financials 13.6%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		775,000	775,000
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		450,000	387,000
Ally Financial, Inc.:
8.0%, 3/15/2020		340,000	348,500
8.0%, 11/1/2031		340,000	328,100
Antero Resources Finance Corp.:
144A, 7.25%, 8/1/2019		285,000	292,125
9.375%, 12/1/2017		390,000	421,200
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		712,400	541,424
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		542,400	542,400
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		570,000	615,600
CIT Group, Inc.:
7.0%, 5/1/2015		195	195
144A, 7.0%, 5/4/2015		623,000	623,779
144A, 7.0%, 5/2/2017		1,785,000	1,782,769
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		435,000	465,450
E*TRADE Financial Corp.:
6.75%, 6/1/2016		570,000	552,900
12.5%, 11/30/2017		1,212,000	1,369,560
Felcor Lodging LP, (REIT), 6.75%, 6/1/2019		410,000	393,600
Ford Motor Credit Co., LLC:
5.875%, 8/2/2021		300,000	312,662
8.125%, 1/15/2020		100,000	117,707
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	470,925
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	322,107	250
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		2,000,000	1,875,000
International Lease Finance Corp.:
Series R, 5.65%, 6/1/2014		340,000	324,700
5.75%, 5/15/2016		105,000	97,392
6.25%, 5/15/2019		270,000	249,423
8.625%, 9/15/2015		235,000	240,875
8.75%, 3/15/2017		370,000	381,100
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		670,000	659,950
MPT Operating Partnership LP, (REIT), 6.875%, 5/1/2021		295,000	292,419
National Money Mart Co., 10.375%, 12/15/2016		790,000	843,325
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		150,000	108,750
NII Capital Corp., 7.625%, 4/1/2021		395,000	392,038
Nuveen Investments, Inc.:
10.5%, 11/15/2015		605,000	600,462
144A, 10.5%, 11/15/2015		525,000	515,812
		Principal Amount ($)(a)	Value ($)

OMEGA Healthcare Investors, Inc., (REIT), 6.75%, 10/15/2022		60,000	60,300
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		425,000	442,000
9.25%, 4/1/2015		695,000	713,244
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		540,000	537,300
144A, 7.125%, 4/15/2019		415,000	422,263
144A, 8.25%, 2/15/2021		225,000	199,125
144A, 8.75%, 10/15/2016		550,000	578,875
144A, 9.0%, 4/15/2019		275,000	261,250
144A, 9.25%, 5/15/2018		455,000	435,663
Susser Holdings LLC, 8.5%, 5/15/2016		175,000	188,781
Tomkins LLC, 9.0%, 10/1/2018		207,000	229,511
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		185,000	182,225
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		230,000	232,875
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,135,000	1,274,037
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		400,000	364,000
			23,043,841
Health Care 2.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		235,000	230,300
HCA, Inc.:
6.5%, 2/15/2020		890,000	923,375
7.5%, 2/15/2022		605,000	618,612
Mylan, Inc., 144A, 7.875%, 7/15/2020		95,000	104,856
STHI Holding Corp., 144A, 8.0%, 3/15/2018		345,000	354,488
Tenet Healthcare Corp., 144A, 6.25%, 11/1/2018		1,805,000	1,836,587
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		245,000	243,163
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		420,000	428,925
			4,740,306
Industrials 8.7%
Accuride Corp., 9.5%, 8/1/2018		405,000	390,825
Actuant Corp., 6.875%, 6/15/2017		300,000	309,000
Aguila 3 SA, 144A, 7.875%, 1/31/2018		310,000	300,700
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		105,000	108,150
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		610,000	471,225
B-Corp Merger Sub, Inc., 144A, 8.25%, 6/1/2019		335,000	314,900
BE Aerospace, Inc.:
6.875%, 10/1/2020		210,000	228,900
8.5%, 7/1/2018		300,000	328,500
Belden, Inc., 7.0%, 3/15/2017		420,000	419,475
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		190,000	192,850
Briggs & Stratton Corp., 6.875%, 12/15/2020		195,000	199,875
Casella Waste Systems, Inc., 7.75%, 2/15/2019		415,000	405,663
Cenveo Corp., 8.875%, 2/1/2018		1,055,000	920,487
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		950,000	855,000
		Principal Amount ($)(a)	Value ($)

Congoleum Corp., 9.0%, 12/31/2017 (PIK)		417,780	242,312
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		87,000	89,610
Deluxe Corp., 144A, 7.0%, 3/15/2019		180,000	175,050
Ducommun, Inc., 144A, 9.75%, 7/15/2018		305,000	309,575
DynCorp International, Inc., 10.375%, 7/1/2017		490,000	426,300
Florida East Coast Railway Corp., 8.125%, 2/1/2017		225,000	222,188
FTI Consulting, Inc., 6.75%, 10/1/2020		195,000	201,338
Garda World Security Corp., 144A, 9.75%, 3/15/2017		375,000	378,750
H&E Equipment Services, Inc., 8.375%, 7/15/2016		615,000	628,837
Heckler & Koch GmbH, 144A, 9.5%, 5/15/2018	EUR	375,000	308,193
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		180,000	176,400
144A, 7.125%, 3/15/2021		60,000	58,800
Interline Brands, Inc., 7.0%, 11/15/2018		295,000	305,325
Meritor, Inc., 8.125%, 9/15/2015		280,000	250,600
Navios Maritime Holdings, Inc., 8.125%, 2/15/2019		760,000	566,200
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		295,000	236,000
Nortek, Inc., 144A, 8.5%, 4/15/2021		720,000	608,400
Ply Gem Industries, Inc., 13.125%, 7/15/2014		515,000	455,775
RailAmerica, Inc., 9.25%, 7/1/2017		266,000	290,605
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		520,000	551,200
11.75%, 8/1/2016 (b)		120,000	126,000
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		135,000	134,663
Sitel LLC, 11.5%, 4/1/2018		565,000	416,687
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		205,000	214,225
7.5%, 10/1/2017		215,000	233,275
SPX Corp., 6.875%, 9/1/2017		130,000	140,400
Titan International, Inc., 7.875%, 10/1/2017		945,000	982,800
Triumph Group, Inc., 8.0%, 11/15/2017		75,000	79,875
Tutor Perini Corp., 7.625%, 11/1/2018		325,000	307,125
United Rentals North America, Inc., 10.875%, 6/15/2016		225,000	249,750
			14,811,808
Information Technology 4.7%
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		210,000	182,700
Amkor Technology, Inc.:
6.625%, 6/1/2021		50,000	48,125
7.375%, 5/1/2018		250,000	255,625
		Principal Amount ($)(a)	Value ($)

Aspect Software, Inc., 10.625%, 5/15/2017		350,000	363,125
Avaya, Inc., 144A, 7.0%, 4/1/2019		830,000	805,100
CDW LLC:
8.5%, 4/1/2019		895,000	901,713
11.0%, 10/12/2015		52,000	54,600
CommScope, Inc., 144A, 8.25%, 1/15/2019		485,000	485,000
eAccess Ltd., 144A, 8.25%, 4/1/2018		335,000	318,250
Equinix, Inc.:
7.0%, 7/15/2021		215,000	226,825
8.125%, 3/1/2018		120,000	130,800
Fidelity National Information Services, Inc.:
7.625%, 7/15/2017		95,000	102,838
144A, 7.625%, 7/15/2017		50,000	53,875
First Data Corp.:
144A, 7.375%, 6/15/2019		170,000	159,800
144A, 8.25%, 1/15/2021		300,000	268,500
144A, 8.875%, 8/15/2020		495,000	495,000
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		990,000	1,058,062
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	161,675
MasTec, Inc., 7.625%, 2/1/2017		610,000	634,400
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		245,000	238,875
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		290,000	297,250
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		290,000	286,375
SunGard Data Systems, Inc., 10.625%, 5/15/2015		365,000	388,725
			7,917,238
Materials 10.5%
Aleris International, Inc., 7.625%, 2/15/2018		220,000	214,500
APERAM:
144A, 7.375%, 4/1/2016		215,000	183,825
144A, 7.75%, 4/1/2018		260,000	215,800
Appleton Papers, Inc., 11.25%, 12/15/2015		237,000	213,300
Berry Plastics Corp.:
8.25%, 11/15/2015		660,000	702,900
9.5%, 5/15/2018		390,000	391,950
9.75%, 1/15/2021		460,000	458,850
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	225,000	247,525
Boise Paper Holdings LLC, 8.0%, 4/1/2020		170,000	179,775
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		256,058	248,376
Celanese U.S. Holdings LLC, 6.625%, 10/15/2018		200,000	212,500
China Lumena New Materials Corp., 144A, 12.0%, 10/27/2014		1,120,000	966,000
Clearwater Paper Corp., 7.125%, 11/1/2018		390,000	405,600
Clondalkin Acquisition BV, 144A, 2.546%**, 12/15/2013		265,000	246,450
		Principal Amount ($)(a)	Value ($)

Crown Americas LLC, 6.25%, 2/1/2021		50,000	52,250
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,410,000	1,367,700
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		230,000	230,000
FMG Resources (August 2006) Pty Ltd.:
144A, 7.0%, 11/1/2015		140,000	141,400
144A, 8.25%, 11/1/2019		545,000	554,538
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,297,793	1,140,760
10.0%, 3/31/2015		1,277,440	1,207,181
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	74,550
9.5%, 6/15/2017		810,000	886,950
Huntsman International LLC:
8.625%, 3/15/2020		330,000	349,800
8.625%, 3/15/2021		335,000	355,100
JMC Steel Group, 144A, 8.25%, 3/15/2018		350,000	341,250
Koppers, Inc., 7.875%, 12/1/2019		440,000	466,400
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		335,000	335,000
Momentive Performance Materials, Inc.:
9.0%, 1/15/2021		105,000	79,800
9.5%, 1/15/2021	EUR	385,000	363,749
NewMarket Corp., 7.125%, 12/15/2016		1,005,000	1,027,612
Novelis, Inc., 8.375%, 12/15/2017		85,000	90,313
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	166,570
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		535,000	535,000
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		70,000	60,725
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		300,000	310,500
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		270,000	270,675
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		150,000	164,250
144A, 8.375%, 9/15/2021		150,000	165,750
Silgan Holdings, Inc., 7.25%, 8/15/2016		190,000	202,825
Solo Cup Co., 10.5%, 11/1/2013		210,000	213,150
SunCoke Energy, Inc., 144A, 7.625%, 8/1/2019		170,000	170,000
United States Steel Corp., 7.375%, 4/1/2020 (b)		480,000	468,000
Verso Paper Holdings LLC, 8.75%, 2/1/2019		130,000	79,300
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	951,750
Wolverine Tube, Inc., 6.0%, 6/28/2014		158,888	143,460
			17,853,659
		Principal Amount ($)(a)	Value ($)

Telecommunication Services 12.3%
CenturyLink, Inc., 6.45%, 6/15/2021		985,000	986,814
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,020,000	1,025,100
8.375%, 10/15/2020		1,030,000	1,027,425
8.75%, 3/15/2018		350,000	325,063
CPI International, Inc., 8.0%, 2/15/2018		260,000	216,450
Cricket Communications, Inc.:
7.75%, 10/15/2020		1,795,000	1,570,625
10.0%, 7/15/2015		380,000	380,000
Digicel Group Ltd.:
144A, 9.125%, 1/15/2015		195,000	191,100
144A, 10.5%, 4/15/2018		495,000	497,475
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,090,000	1,095,450
ERC Ireland Preferred Equity Ltd., 144A, 8.462%**, 2/15/2017 (PIK)	EUR	694,127	2,246
Frontier Communications Corp.:
7.875%, 4/15/2015		65,000	65,894
8.25%, 4/15/2017		395,000	403,887
8.5%, 4/15/2020		490,000	501,637
8.75%, 4/15/2022		560,000	554,400
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		695,000	705,425
144A, 7.5%, 4/1/2021		855,000	864,619
8.5%, 11/1/2019		580,000	614,800
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,450,000	1,402,875
11.5%, 2/4/2017 (PIK)		1,340,625	1,293,703
144A, 11.5%, 2/4/2017 (PIK)		445,000	429,425
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		480,000	447,600
7.875%, 9/1/2018		420,000	425,775
Pacnet Ltd., 144A, 9.25%, 11/9/2015		225,000	199,125
Sprint Nextel Corp., 144A, 9.0%, 11/15/2018		1,610,000	1,690,500
Syniverse Holdings, Inc., 9.125%, 1/15/2019		130,000	137,150
Telesat Canada, 11.0%, 11/1/2015		1,545,000	1,658,944
West Corp.:
7.875%, 1/15/2019		285,000	282,863
8.625%, 10/1/2018		75,000	75,750
Windstream Corp.:
7.0%, 3/15/2019		430,000	434,300
7.5%, 4/1/2023		335,000	330,813
7.75%, 10/15/2020		180,000	186,075
7.875%, 11/1/2017		495,000	535,837
8.125%, 9/1/2018		180,000	192,825
			20,751,970
Utilities 2.8%
AES Corp.:
8.0%, 10/15/2017		415,000	456,500
8.0%, 6/1/2020		525,000	577,500
Calpine Corp.:
144A, 7.5%, 2/15/2021		485,000	518,950
144A, 7.875%, 7/31/2020		560,000	603,400
Edison Mission Energy, 7.0%, 5/15/2017		1,570,000	1,020,500
		Principal Amount ($)(a)	Value ($)

Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,110,000	493,950
Energy Future Intermediate Holding Co. LLC, 10.0%, 12/1/2020		125,000	131,874
Ferrellgas LP, 6.5%, 5/1/2021		120,000	105,600
NRG Energy, Inc.:
7.625%, 1/15/2018		200,000	200,000
8.25%, 9/1/2020		220,000	221,100
Texas Competitive Electric Holdings Co., LLC:
Series A, 10.25%, 11/1/2015		275,000	97,625
144A, 11.5%, 10/1/2020		360,000	305,550
			4,732,549
Total Corporate Bonds (Cost $152,338,736)			148,983,874

Government & Agency Obligation 0.6%
U.S. Treasury Obligation
U.S. Treasury Note, 0.375%, 10/31/2012 (Cost $1,001,767)		1,000,000	1,001,992

Loan Participations and Assignments 0.6%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, 11.619%, 4/22/2015 (PIK)		101,894	44,833
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		325,000	326,016
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		1,009,426	593,038
Total Loan Participations and Assignments (Cost $2,020,630)			963,887

Convertible Bonds 0.4%
Consumer Discretionary
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		375,000	562,969
Sonic Automotive, Inc., 5.0%, 10/1/2029		155,000	205,181
Total Convertible Bonds (Cost $530,268)			768,150

Preferred Security 0.5%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $742,190)		1,135,000	868,275

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $31,000)	31	31,000

	Shares	Value ($)

Common Stocks 0.2%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	18,256	45,640
Postmedia Network Canada Corp.*	8,495	75,465
Trump Entertainment Resorts, Inc.*	45	820
Vertis Holdings, Inc.*	676	372
		122,297
Industrials 0.0%
Congoleum Corp.*	24,000	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	24,225	0
GEO Specialty Chemicals, Inc., 144A*	2,206	0
Wolverine Tube, Inc.*	7,045	176,125
		176,125
Total Common Stocks (Cost $573,020)		298,422

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	190
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	1,100	9,064
Total Warrants (Cost $244,286)		9,254

Securities Lending Collateral 0.4%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $635,364)	635,364	635,364

Cash Equivalents 7.6%
Central Cash Management Fund, 0.07% (c) (Cost $12,871,123)	12,871,123	12,871,123

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $170,988,384)+	98.2	166,431,341
Other Assets and Liabilities, Net	1.8	3,091,804
Net Assets	100.0	169,523,145

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/1/2010	700,000	USD	700,000	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	490,000	USD	495,963	306
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	322,107	EUR	92,199	250
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	1,009,426	USD	905,407	593,038
					2,193,569	593,594

* Non-income producing security. In the case of a bond or senior loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

+ The cost for federal income tax purposes was $174,290,458. At December 31, 2011, net unrealized depreciation for all securities based on tax cost was $7,859,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,678,708 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,537,825.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $612,100, which is 0.4% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At December 31, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (e)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (f)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
6/21/2010 9/20/2013	1,230,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	60,266	(37,769)	98,035
6/21/2010 9/20/2013	380,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	18,619	4,658	13,961
6/21/2010 9/20/2015	175,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	9,393	(16,625)	26,018
6/21/2010 9/20/2015	320,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	17,174	(27,750)	44,924
6/21/2010 9/20/2015	100,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	5,367	(6,896)	12,263
6/21/2010 9/20/2015	560,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	30,057	(9,982)	40,039
6/20/2011 9/20/2016	575,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	25,035	50,194	(25,159)
3/21/2011 6/20/2016	1,085,000	6	5.0%	Ford Motor Credit Co., LLC, 7.25%, 10/25/2011, NR	88,701	116,277	(27,576)
6/20/2011 9/20/2016	440,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B+	(2,503)	15,483	(17,986)
9/20/2011 12/20/2016	165,000	1	5.0%	Forest Oil Corp.,+ 7.25%, 6/15/2019, B+	(1,893)	(3,203)	1,310
9/20/2011 12/20/2016	250,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B+	(2,867)	(4,853)	1,986
6/20/2011 9/20/2015	1,145,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	5,710	54,258	(48,548)
3/21/2011 6/20/2016	610,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	(8,885)	20,412	(29,297)
Total net unrealized appreciation							89,970

(e) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(f) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 The Goldman Sachs & Co.

2 Citigroup, Inc.

3 JPMorgan Chase Securities, Inc.

4 Credit Suisse

5 Bank of America

6 Barclays Bank PLC

At December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,293,200	USD	3,001,139	1/25/2012	32,668	JPMorgan Chase Securities, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$—	$146,250,161	$2,733,713	$148,983,874
Government & Agency Obligation	—	1,001,992	—	1,001,992
Loan Participations and Assignments	—	963,887	0	963,887
Convertible Bonds	—	768,150	—	768,150
Preferred Securities	—	868,275	—	868,275
Other Investments	—	—	31,000	31,000
Common Stocks (g)	121,105	—	177,317	298,422
Warrants (g)	—	—	9,254	9,254
Short-Term Investments	13,506,487	—	—	13,506,487
Derivatives (h)	—	271,204	—	271,204
Total	$13,627,592	$150,123,669	$2,951,284	$166,702,545
Liabilities
Derivatives (h)	$—	$(148,566)	$—	$(148,566)
Total	$—	$(148,566)	$—	$(148,566)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Other Investments	Common Stocks	Warrants	Total
Balance as of December 31, 2010	$2,784,439		$0	$31,000	$23,288	$12,547	$2,851,274
Realized gains (loss)	(2,498,559)		—	—	(20)	—	(2,498,579)
Change in unrealized appreciation (depreciation)	2,530,430		0	0	(28,297)	(3,293)	2,498,840
Amortization premium/discount	26,227		—	—	—	—	26,227
Purchases	192,809		—	—	182,346	—	375,155
(Sales)	(126,611)		—	—	—	—	(126,611)
Transfers into Level 3	—		—	—	—	—	—
Transfers (out) of Level 3	(175,022	) (i)	—	—	—	—	(175,022)
Balance as of December 31, 2011	$2,733,713		$0	$31,000	$177,317	$9,254	$2,951,284
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2011	$(7,529)		$0	$0	$(28,297)	$(3,293)	$(39,119)

Transfers between price levels are recognized at the beginning of the reporting period.

(i) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $157,481,897) — including $612,100 of securities loaned	$152,924,854
Investment in Daily Assets Fund Institutional (cost $635,364)*	635,364
Investment in Central Cash Management Fund (cost $12,871,123)	12,871,123
Total investments in securities, at value (cost $170,988,384)	166,431,341
Cash	29,720
Foreign currency, at value (cost $95)	94
Receivable for investments sold	807,152
Receivable for Fund shares sold	52
Interest receivable	3,032,453
Unrealized appreciation on swap contracts	238,536
Unrealized appreciation on forward foreign currency exchange contracts	32,668
Upfront payments paid on swap contracts	261,282
Other assets	2,632
Total assets	170,835,930
Liabilities
Payable upon return of securities loaned	635,364
Payable for Fund shares redeemed	229,008
Unrealized depreciation on swap contracts	148,566
Upfront payments received on swap contracts	107,078
Accrued management fee	68,275
Other accrued expenses and payables	124,494
Total liabilities	1,312,785
Net assets, at value	$169,523,145
Net Assets Consist of
Undistributed net investment income	13,303,364
Net unrealized appreciation (depreciation) on: Investments	(4,557,043)
Swap contracts	89,970
Foreign currency	29,242
Accumulated net realized gain (loss)	(45,494,205)
Paid-in capital	206,151,817
Net assets, at value	$169,523,145
Class A Net Asset Value, offering and redemption price per share ($169,438,460 ÷ 25,818,935 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.56
Class B Net Asset Value, offering and redemption price per share ($84,685 ÷ 12,847 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.59

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Interest	$14,683,629
Dividends	62,983
Income distributions — Central Cash Management Fund	7,249
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,522
Total income	14,768,383
Expenses: Management fee	888,124
Administration fee	177,625
Services to shareholders	4,413
Distribution service fee (Class B)	302
Custodian fee	23,106
Audit and tax fees	79,070
Legal fees	9,029
Reports to shareholders	38,047
Trustees' fees and expenses	6,615
Other	52,405
Total expenses	1,278,736
Net investment income (loss)	13,489,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,499,496)
Swap contracts	(4,580)
Foreign currency	(282,556)
(3,786,632)
Change in net unrealized appreciation (depreciation) on: Investments	(2,193,276)
Swap contracts	(296,286)
Foreign currency	87,590
(2,401,972)
Net gain (loss)	(6,188,604)
Net increase (decrease) in net assets resulting from operations	$7,301,043

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$13,489,647	$14,943,059
Net realized gain (loss)	(3,786,632)	2,920,800
Change in net unrealized appreciation (depreciation)	(2,401,972)	6,951,753
Net increase (decrease) in net assets resulting from operations	7,301,043	24,815,612
Distributions to shareholders from: Net investment income: Class A	(16,387,608)	(15,325,538)
Class B	(11,864)	(11,524)
Total distributions	(16,399,472)	(15,337,062)
Fund share transactions: Class A Proceeds from shares sold	46,414,241	73,550,670
Reinvestment of distributions	16,387,608	15,325,538
Payments for shares redeemed	(79,145,753)	(100,347,223)
Net increase (decrease) in net assets from Class A share transactions	(16,343,904)	(11,471,015)
Class B Proceeds from shares sold	9,003	2,173
Reinvestment of distributions	11,864	11,524
Payments for shares redeemed	(73,315)	(27,277)
Net increase (decrease) in net assets from Class B share transactions	(52,448)	(13,580)
Increase (decrease) in net assets	(25,494,781)	(2,006,045)
Net assets at beginning of period	195,017,926	197,023,971
Net assets at end of period (including undistributed net investment income of $13,303,364 and $15,993,708, respectively)	$169,523,145	$195,017,926
Other Information
Class A Shares outstanding at beginning of period	28,235,548	30,057,940
Shares sold	7,106,488	11,151,687
Shares issued to shareholders in reinvestment of distributions	2,479,214	2,379,742
Shares redeemed	(12,002,315)	(15,353,821)
Net increase (decrease) in Class A shares	(2,416,613)	(1,822,392)
Shares outstanding at end of period	25,818,935	28,235,548
Class B Shares outstanding at beginning of period	20,802	22,888
Shares sold	1,284	319
Shares issued to shareholders in reinvestment of distributions	1,784	1,778
Shares redeemed	(11,023)	(4,183)
Net increase (decrease) in Class B shares	(7,955)	(2,086)
Shares outstanding at end of period	12,847	20,802

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.90	$6.55	$5.30	$7.81		$8.38
Income (loss) from investment operations: Net investment incomea	.51	.52	.51	.57		.63
Net realized and unrealized gain (loss)	(.24)	.36	1.40	(2.29)		(.54)
Total from investment operations	.27	.88	1.91	(1.72)		.09
Less distributions from: Net investment income	(.61)	(.53)	(.66)	(.79)		(.66)
Net asset value, end of period	$6.56	$6.90	$6.55	$5.30		$7.81
Total Return (%)	3.84	14.00	39.99	(23.94	)b	.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	195	197	154		248
Ratio of expenses before expense reductions (%)	.72	.72	.67	.80		.69
Ratio of expenses after expense reductions (%)	.72	.72	.67	.79		.69
Ratio of net investment income (%)	7.59	7.90	8.81	8.42		7.84
Portfolio turnover rate (%)	59	93	66	38		61
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$6.93	$6.58	$5.31	$7.81		$8.38
Income (loss) from investment operations: Net investment incomea	.49	.50	.49	.53		.60
Net realized and unrealized gain (loss)	(.24)	.36	1.42	(2.27)		(.54)
Total from investment operations	.25	.86	1.91	(1.74)		.06
Less distributions from: Net investment income	(.59)	(.51)	(.64)	(.76)		(.63)
Net asset value, end of period	$6.59	$6.93	$6.58	$5.31		$7.81
Total Return (%)	3.57	13.64	39.64	(24.13	)b	.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.2	.1		10
Ratio of expenses before expense reductions (%)	.99	.99	.94	1.25		1.08
Ratio of expenses after expense reductions (%)	.99	.99	.94	1.23		1.08
Ratio of net investment income (%)	7.33	7.63	8.54	7.98		7.45
Portfolio turnover rate (%)	59	93	66	38		61
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $39,234,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($3,844,000), December 31, 2015 ($858,000), December 31, 2016 ($17,300,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 through December 31, 2011, the Fund elects to defer qualified late year losses of approximately $2,439,000 of net realized long-term capital losses and $519,000 of net realized short-term capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward currency contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$13,393,058
Capital loss carryforwards	$(39,234,000)
Unrealized appreciation (depreciation) on investments	$(7,859,117)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$16,399,472	$15,337,062

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended December 31, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the Fund's investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $280,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $2,765,000 to $10,765,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the Fund's investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,001,000 to $7,198,000. The Fund's investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,139,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$238,536	$238,536
Foreign Exchange Contracts (b)	32,668	—	32,668
	$32,668	$238,536	$271,204

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivative	Swap Contracts
Credit Contracts (a)	$(148,566)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(4,580)	$(4,580)
Foreign Exchange Contracts (b)	(247,032)	—	(247,032)
	$(247,032)	$(4,580)	$(251,612)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(296,286)	$(296,286)
Foreign Exchange Contracts (b)	91,099	—	91,099
	$91,099	$(296,286)	$(205,187)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $99,489,512 and $118,096,759, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $177,625, of which $13,655 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2011
Class A	$247	$66
Class B	24	5
	$271	$71

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2011, the Distribution Service Fee aggregated $302, of which $18 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,470, of which $3,054 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 32%, 31% and 29%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS High Income VIP:

We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$998.50	$997.00
Expenses Paid per $1,000*	$3.63	$5.03
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,021.58	$1,020.16
Expenses Paid per $1,000*	$3.67	$5.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.72%	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS High Income VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2HI-2 (R-025832-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Large Cap Value VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
20 Proxy Voting
21 Investment Management Agreement Approval
24 Summary of Management Fee Evaluation by Independent Fee Consultant
26 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.82% and 1.11% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index
The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,993	$13,878	$9,987	$14,584
	Average annual total return	-0.07%	11.54%	-0.03%	3.85%
Russell 1000 Value Index	Growth of $10,000	$10,039	$13,879	$8,750	$14,652
	Average annual total return	0.39%	11.55%	-2.64%	3.89%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,964	$13,751	$9,824	$14,623
	Average annual total return	-0.36%	11.20%	-0.35%	4.08%
Russell 1000 Value Index	Growth of $10,000	$10,039	$13,879	$8,750	$15,387
	Average annual total return	0.39%	11.55%	-2.64%	4.64%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Management Summary December 31, 2011 (Unaudited)

DWS Large Cap Value VIP delivered a total return of -0.07% in 2011 (Class A shares, unadjusted for contract charges), but underperformed the 0.39% return of the benchmark, the Russell 1000® Value Index.1

We positioned the Fund in a defensive manner through most of the year. We did not have a great deal of faith in the stock market rally of late 2010/early 2011, so we established above-benchmark weightings in sectors that tend to perform better when the economy and stock prices are not particularly robust, such as health care, telecommunication services, consumer staples and utilities.2,3 Along the same line, we held below-benchmark weightings in the more volatile and economically sensitive market segments, such as industrials, information technology and financials. This positioning acted as a headwind during the periods in which the market performed very well, but it added quite a bit of value during the third quarter selloff.

In terms of individual security selection, our stock picks outperformed in consumer staples and financials, but lagged in health care, energy and materials. The Fund's leading individual contributors were its overweight positions in H&R Block, Inc. and Marathon Oil Corp., while its primary detractors were Teva Pharmaceutical Industries Ltd. and Lincoln National Corp.

We expect volatility to remain elevated in the year ahead. The market remains supported on one hand by improving economic conditions and strong corporate performance in the United States, but pressured on the other by the ongoing concerns about Europe and China. The good news, for us, is that heightened volatility provides the opportunity to rotate out of more fully valued stocks that have performed well, including select stocks in the utilities and telecommunication services sectors, and into more attractively valued names in the economically sensitive areas of the market, such as financials and industrials. This process of shifting the portfolio from a less defensive stance has been occurring gradually, in a reflection of our measured, long-term approach. Overall, we believe our continued emphasis on undervalued, fundamentally sound large-cap companies remains the most prudent approach at this stage of the cycle.

Thomas Schuessler, PhD.

Lead Portfolio Manager

Volker Dosch

Oliver Pfeil, PhD.

Peter Steffen (since May 1, 2011)

Portfolio Managers

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common Stocks	94%	98%
Cash Equivalents	5%	2%
Exchange-Traded Fund	1%	—
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/11	12/31/10

Energy	15%	18%
Financials	14%	13%
Health Care	13%	12%
Consumer Staples	13%	12%
Utilities	12%	10%
Materials	10%	5%
Information Technology	7%	8%
Telecommunication Services	6%	9%
Industrials	6%	6%
Consumer Discretionary	4%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 93.7%
Consumer Discretionary 3.5%
Auto Components 0.6%
TRW Automotive Holdings Corp.*	70,795	2,307,917
Distributors 1.3%
Genuine Parts Co.	84,601	5,177,581
Diversified Consumer Services 1.6%
H&R Block, Inc.	405,332	6,619,072
Consumer Staples 12.4%
Beverages 1.3%
PepsiCo, Inc.	76,929	5,104,239
Food & Staples Retailing 3.2%
CVS Caremark Corp.	217,479	8,868,794
Walgreen Co. (a)	112,305	3,712,803
		12,581,597
Food Products 4.5%
General Mills, Inc.	107,614	4,348,682
Kellogg Co.	92,980	4,701,999
Mead Johnson Nutrition Co.	66,558	4,574,531
Sara Lee Corp.	227,252	4,299,608
		17,924,820
Tobacco 3.4%
Altria Group, Inc.	291,185	8,633,635
Philip Morris International, Inc.	65,165	5,114,149
		13,747,784
Energy 13.9%
Energy Equipment & Services 2.0%
Noble Corp.*	164,937	4,984,396
Transocean Ltd.	72,181	2,771,029
		7,755,425
Oil, Gas & Consumable Fuels 11.9%
Canadian Natural Resources Ltd.	166,243	6,212,501
Chevron Corp.	70,370	7,487,368
ConocoPhillips	80,740	5,883,524
Marathon Oil Corp.	207,021	6,059,505
Marathon Petroleum Corp.	144,339	4,805,045
Nexen, Inc.	216,661	3,447,076
Occidental Petroleum Corp.	83,041	7,780,942
Suncor Energy, Inc.	208,119	6,000,071
		47,676,032
Financials 13.3%
Capital Markets 0.7%
The Goldman Sachs Group, Inc.	32,418	2,931,560
Diversified Financial Services 1.7%
JPMorgan Chase & Co.	199,593	6,636,467
Insurance 10.9%
Assurant, Inc.	159,953	6,567,670
Fidelity National Financial, Inc. "A" (a)	318,854	5,079,344
HCC Insurance Holdings, Inc.	157,937	4,343,267
Lincoln National Corp. (a)	289,280	5,617,818
MetLife, Inc.	154,391	4,813,911
PartnerRe Ltd.	109,127	7,007,045
Prudential Financial, Inc.	107,916	5,408,750
Transatlantic Holdings, Inc.	88,479	4,842,456
		43,680,261
	Shares	Value ($)

Health Care 12.5%
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	141,177	6,985,438
Becton, Dickinson & Co.	70,253	5,249,304
		12,234,742
Health Care Providers & Services 5.6%
Aetna, Inc.	104,787	4,420,964
Humana, Inc.	65,959	5,778,668
McKesson Corp.	101,500	7,907,865
WellPoint, Inc.	66,236	4,388,135
		22,495,632
Pharmaceuticals 3.8%
Merck & Co., Inc.	227,863	8,590,435
Teva Pharmaceutical Industries Ltd. (ADR) (a)	161,051	6,500,018
		15,090,453
Industrials 5.5%
Aerospace & Defense 4.0%
Northrop Grumman Corp. (a)	74,385	4,350,035
Raytheon Co.	134,514	6,507,787
United Technologies Corp.	68,101	4,977,502
		15,835,324
Machinery 1.5%
Dover Corp.	106,411	6,177,159
Information Technology 6.4%
Communications Equipment 1.7%
Cisco Systems, Inc.	370,846	6,704,896
Computers & Peripherals 1.0%
Hewlett-Packard Co.	159,203	4,101,069
Semiconductors & Semiconductor Equipment 1.8%
Intel Corp. (a)	290,848	7,053,064
Software 1.9%
Microsoft Corp.	297,770	7,730,109
Materials 8.9%
Chemicals 4.2%
Air Products & Chemicals, Inc.	76,306	6,500,508
Potash Corp. of Saskatchewan, Inc.	90,214	3,724,034
Praxair, Inc.	61,379	6,561,415
		16,785,957
Containers & Packaging 1.6%
Sonoco Products Co.	193,727	6,385,242
Metals & Mining 3.1%
Freeport-McMoRan Copper & Gold, Inc.	87,600	3,222,804
Goldcorp, Inc.	103,278	4,570,051
Newmont Mining Corp.	78,060	4,684,381
		12,477,236
Telecommunication Services 5.9%
Diversified Telecommunication Services 4.2%
AT&T, Inc. (a)	266,081	8,046,290
CenturyLink, Inc.	229,917	8,552,912
		16,599,202
Wireless Telecommunication Services 1.7%
Vodafone Group PLC (ADR) (a)	244,736	6,859,950
	Shares	Value ($)

Utilities 11.4%
Electric Utilities 10.4%
American Electric Power Co., Inc.	159,987	6,609,063
Duke Energy Corp. (a)	279,821	6,156,062
Entergy Corp.	93,878	6,857,788
Exelon Corp.	185,143	8,029,652
FirstEnergy Corp.	217,738	9,645,793
Southern Co.	90,927	4,209,011
		41,507,369
Multi-Utilities 1.0%
PG&E Corp.	101,829	4,197,391
Total Common Stocks (Cost $337,763,501)		374,377,550

Exchange-Traded Fund 1.4%
SPDR Gold Trust* (Cost $6,100,586)	35,836	5,446,714

	Shares	Value ($)

Securities Lending Collateral 5.9%
Daily Assets Fund Institutional, 0.18% (b) (c) (Cost $23,746,925)	23,746,925	23,746,925

Cash Equivalents 4.9%
Central Cash Management Fund, 0.07% (b) (Cost $19,515,043)	19,515,043	19,515,043

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $387,126,055)+	105.9	423,086,232
Other Assets and Liabilities, Net	(5.9)	(23,483,822)
Net Assets	100.0	399,602,410

* Non-income producing security.

+ The cost for federal income tax purposes was $389,698,469. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $33,387,763. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,034,114 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,646,351.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $22,874,186, which is 5.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$374,377,550	$—	$—	$374,377,550
Exchange-Traded Funds	5,446,714	—	—	5,446,714
Short-Term Investments (d)	43,261,968	—	—	43,261,968
Total	$423,086,232	$—	$—	$423,086,232

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $343,864,087) — including $22,874,186 of securities loaned	$379,824,264
Investment in Daily Assets Fund Institutional (cost $23,746,925)	23,746,925
Investment in Central Cash Management Fund (cost $19,515,043)	19,515,043
Total investments in securities, at value (cost $387,126,055)	423,086,232
Foreign currency, at value (cost $31,425)	33,996
Receivable for Fund shares sold	10,428
Dividends receivable	1,082,805
Interest receivable	4,908
Foreign taxes recoverable	2,107
Other assets	11,027
Total assets	424,231,503
Liabilities
Payable upon return of securities loaned	23,746,925
Payable for Fund shares redeemed	557,503
Accrued management fee	216,934
Other accrued expenses and payables	107,731
Total liabilities	24,629,093
Net assets, at value	$399,602,410
Net Assets Consist of
Undistributed net investment income	7,574,376
Net unrealized appreciation (depreciation) on: Investments	35,960,177
Foreign currency	2,758
Accumulated net realized gain (loss)	(150,833,826)
Paid-in capital	506,898,925
Net assets, at value	$399,602,410
Class A Net Asset Value, offering and redemption price per share ($396,151,122 ÷ 34,282,579 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.56
Class B Net Asset Value, offering and redemption price per share ($3,451,288 ÷ 298,416 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $51,949)	$10,406,339
Income distributions — Central Cash Management Fund	20,192
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	22,773
Total income	10,449,304
Expenses: Management fee	2,279,690
Administration fee	355,288
Services to shareholders	8,319
Distribution service fee (Class B)	6,397
Record keeping fees (Class B)	1,352
Custodian fee	12,707
Professional fees	66,942
Reports to shareholders	58,071
Trustees' fees and expenses	11,065
Other	23,995
Total expenses	2,823,826
Net investment income	7,625,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,711,630)
Foreign currency	8,149
(4,703,481)
Change in net unrealized appreciation (depreciation) on: Investments	(23,492,091)
Foreign currency	(3,494)
(23,495,585)
Net gain (loss)	(28,199,066)
Net increase (decrease) in net assets resulting from operations	$(20,573,588)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$7,625,478	$4,298,825
Net realized gain (loss)	(4,703,481)	8,028,746
Change in net unrealized appreciation (depreciation)	(23,495,585)	7,889,692
Net increase (decrease) in net assets resulting from operations	(20,573,588)	20,217,263
Distributions to shareholders from: Net investment income: Class A	(4,120,416)	(4,108,146)
Class B	(23,046)	(14,019)
Total distributions	$(4,143,462)	$(4,122,165)
Fund share transactions: Class A Proceeds from shares sold	16,221,346	8,671,405
Net assets acquired in tax-free reorganization	273,358,779	—
Reinvestment of distributions	4,120,416	4,108,146
Payments for shares redeemed	(78,529,959)	(36,788,065)
Net increase (decrease) in net assets from Class A share transactions	215,170,582	(24,008,514)
Class B Proceeds from shares sold	1,297,157	506,629
Net assets acquired in tax-free reorganization	1,731,132	—
Reinvestment of distributions	23,046	14,019
Payments for shares redeemed	(661,197)	(88,091)
Net increase (decrease) in net assets from Class B share transactions	2,390,138	432,557
Increase (decrease) in net assets	192,843,670	(7,480,859)
Net assets at beginning of period	206,758,740	214,239,599
Net assets at end of period (including undistributed net investment income of $7,574,376 and $4,084,211, respectively)	$399,602,410	$206,758,740
Other Information
Class A Shares outstanding at beginning of period	17,416,427	19,667,770
Shares sold	1,390,527	778,508
Shares issued in tax-free reorganization	21,886,687	—
Shares issued to shareholders in reinvestment of distributions	332,559	366,145
Shares redeemed	(6,743,621)	(3,395,996)
Net increase (decrease) in Class A shares	16,866,152	(2,251,343)
Shares outstanding at end of period	34,282,579	17,416,427
Class B Shares outstanding at beginning of period	105,172	66,594
Shares sold	108,601	45,434
Shares issued in tax-free reorganization	138,157	—
Shares issued to shareholders in reinvestment of distributions	1,856	1,246
Shares redeemed	(55,370)	(8,102)
Net increase (decrease) in Class B shares	193,244	38,578
Shares outstanding at end of period	298,416	105,172

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.80	$10.86	$8.92	$19.21		$17.96
Income (loss) from investment operations: Net investment income (loss)a	.25	.23	.21	.21		.26
Net realized and unrealized gain (loss)	(.24)	.93	1.97	(5.68)		1.98
Total from investment operations	.01	1.16	2.18	(5.47)		2.24
Less distributions from: Net investment income	(.25)	(.22)	(.24)	(.34)		(.32)
Net realized gains	—	—	—	(4.48)		(.67)
Total distributions	(.25)	(.22)	(.24)	(4.82)		(.99)
Net asset value, end of period	$11.56	$11.80	$10.86	$8.92		$19.21
Total Return (%)	(.07)	10.77	25.37	(36.40	)b	13.15	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	396	206	214	118		229
Ratio of expenses before expense reductions (%)	.79	.82	.76	.87		.83
Ratio of expenses after expense reductions (%)	.79	.82	.76	.86		.82
Ratio of net investment income (loss) (%)	2.15	2.13	2.22	1.59		1.43
Portfolio turnover rate (%)	28	32	76	97		103
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

	Years Ended December 31,
Class B	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.81	$10.86	$8.92	$19.20		$17.94
Income (loss) from investment operations: Net investment income (loss)a	.22	.20	.19	.12		.19
Net realized and unrealized gain (loss)	(.25)	.93	1.96	(5.64)		1.99
Total from investment operations	(.03)	1.13	2.15	(5.52)		2.18
Less distributions from: Net investment income	(.21)	(.18)	(.21)	(.28)		(.25)
Net realized gains	—	—	—	(4.48)		(.67)
Total distributions	(.21)	(.18)	(.21)	(4.76)		(.92)
Net asset value, end of period	$11.57	$11.81	$10.86	$8.92		$19.20
Total Return (%)	(.36)	10.53	24.86	(36.64	)b	12.77	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1	1	.29		8
Ratio of expenses before expense reductions (%)	1.10	1.11	1.06	1.28		1.21
Ratio of expenses after expense reductions (%)	1.10	1.11	1.06	1.26		1.20
Ratio of net investment income (loss) (%)	1.84	1.84	1.92	1.20		1.06
Portfolio turnover rate (%)	28	32	76	97		103
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $148,261,000, including $143,482,000 of pre-enactment losses of which $102,395,000 was inherited from its merger with DWS Strategic Value VIP in the current year and $31,552,000 was inherited from its merger with another affiliated fund in a previous year and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2015 ($14,184,000), December 31, 2016 ($117,215,000) and December 31, 2017 ($12,083,000), the respective expiration dates, whichever occurs first; and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code, and $4,779,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,552,000) and long-term losses ($1,227,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$7,574,376
Capital loss carryforwards	$(148,261,000)
Unrealized appreciation (depreciation) on investments	$33,387,763

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$4,143,462	$4,122,165

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $97,517,303 and $154,946,926, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to December 1, 2011, pursuant to a subadvisory agreement, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, served as subadvisor with respect to investment and reinvestment of assets of the Fund. The Advisor compensated DeAMi out of the management fee it received from the Fund. The Fund's board approved the termination of DeAMi as the Fund's subadvisor and effective December 1, 2011, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to DeAMi. The Fund's portfolio managers continue to provide advisory services to the Fund as employees of the Advisor.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

For the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $355,288, of which $33,860 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2011
Class A	$319	$98
Class B	114	42
	$433	$140

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2011, the Distribution Service Fee aggregated $6,397, of which $738 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,874, of which $2,385 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Effective July 14, 2011, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from July 14, 2011 through December 31, 2011, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,735.

D. Ownership of the Fund

At December 31, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 61% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Strategic Value VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 31,515,416 Class A shares and 198,385 Class B shares of DWS Strategic Value VIP for 21,886,687 Class A shares and 138,157 Class B shares of the Fund, respectively, outstanding on April 29, 2011. DWS Strategic Value VIP's net assets at that date, $275,089,911, including $20,489,725 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $212,494,328. The combined net assets of the Fund immediately following the acquisition were $487,584,239.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined portfolio for the period subsequent to the portfolio merger. Assuming the acquisition had been completed on January 1, 2011, the Fund's pro forma results of operations for the year ended December 31, 2011, are as follows:
Total Aggregated
Net investment income*	$8,423,504
Net gain (loss) on investments	$(6,816,003)
Net increase (decrease) in net assets resulting from operations	$1,607,501

* Net investment income includes $36,372 of pro forma eliminated expenses.

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Strategic Value VIP that have been included in the Fund's Statement of Operations since April 29, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Large Cap Value VIP:

We have audited the accompanying statement of assets and liabilities of DWS Large Cap Value VIP, one of the funds constituting the DWS Variable Series II (the "Fund"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$938.30	$936.80
Expenses Paid per $1,000*	$3.86	$5.37
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/11	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,021.22	$1,019.66
Expenses Paid per $1,000*	$4.02	$5.60

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.79%	1.10%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2011, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Large Cap Value VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period and has outperformed its benchmark in the three- and five-year periods ended December 31, 2010. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and DeAMi the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2011. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2LCV-2 (R-025833-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Money Market VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
15 Report of Independent Registered Public Accounting Firm
16 Information About Your Fund's Expenses
17 Tax Information
17 Proxy Voting
18 Investment Management Agreement Approval
21 Summary of Management Fee Evaluation by Independent Fee Consultant
23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.
Fund's Class A Shares Yield	7-day current yield
December 31, 2011	0.01	%*
December 31, 2010	0.01	%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Management Summary December 31, 2011 (Unaudited)

Over the Fund's most recent 12-month period ending December 31, 2011, money markets were responding to alternating degrees of perceived risk in the global financial markets, with short-term rates rising or falling slightly in response to the current state of the European sovereign debt crisis.1 During the summer, the political standoff in the United States related to the raising of the U.S. debt ceiling also spurred volatility in financial markets. Additionally, credit downgrades of various domestic and international banks and "credit watches" instituted by ratings agencies on some European countries exerted pressure on the money markets.2 Encouragingly, the European Central Bank (ECB) has made some extraordinary efforts over the past several months to head off additional problems for European governments and banks by securing funding access for the Continent's major banks.

During the 12-month period ended December 31, 2011, the Fund provided a total return of 0.01% (Class A shares, unadjusted for contract charges).

We were able to maintain a competitive yield for the Fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) Over the period, we continued to hold a large percentage of portfolio assets in short-maturity instruments, for liquidity purposes as well as for high quality and yield. We also maintained a conservative average maturity, with Fund assets broadly diversified among a number of different sectors, including banks, corporate issues, U.S. government securities and sovereign debt. In addition, we focused on more favorable geographical areas for money market investment, such as Canada, Australia and the Nordic region.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

1 Sovereign debt is government bonds issued in a foreign currency.

2 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/11	12/31/10

Commercial Paper	36%	31%
Certificates of Deposit and Bank Notes	18%	14%
Repurchase Agreements	18%	20%
Short-Term Notes	16%	21%
Government & Agency Obligations	12%	14%
	100%	100%

Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	43 days	51 days
First Tier Retail Money Fund Average	38 days	39 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.2%
Banco del Estado de Chile, 0.5%, 1/17/2012	1,500,000	1,500,000
Bank Nederlandse Gemeenten, 6.0%, 3/26/2012	500,000	506,506
Bank of Nova Scotia:
0.27%, 2/16/2012	3,000,000	3,000,038
0.31%, 1/31/2012	4,500,000	4,500,075
China Construction Bank Corp., 0.3%, 1/3/2012	2,000,000	2,000,000
Credit Suisse, 0.38%, 1/3/2012	1,500,000	1,500,000
DnB NOR Bank ASA, 0.35%, 1/17/2012	2,000,000	2,000,000
Industrial & Commercial Bank of China, 0.7%, 1/6/2012	1,200,000	1,200,000
Mitsubishi UFJ Trust & Banking Corp., 0.44%, 1/23/2012	2,000,000	2,000,000
Nederlandse Waterschapsbank NV, 1.375%, 2/17/2012	800,000	801,017
Nordea Bank Finland PLC:
0.35%, 1/13/2012	2,000,000	2,000,000
0.4%, 2/15/2012	2,500,000	2,500,031
Rabobank Nederland NV:
0.4%, 2/15/2012	1,000,000	1,000,000
0.43%, 3/2/2012	1,800,000	1,800,000
Skandinaviska Enskilda Banken AB:
0.35%, 1/11/2012	2,800,000	2,800,000
0.36%, 1/6/2012	1,150,000	1,150,000
0.45%, 2/13/2012	1,500,000	1,500,000
Svenska Handelsbanken AB, 0.355%, 1/10/2012	3,500,000	3,500,048
Total Certificates of Deposit and Bank Notes (Cost $35,257,715)		35,257,715

Commercial Paper 32.3%
Issued at Discount** 31.7%
Barclays Bank PLC:
0.33%, 1/20/2012	1,800,000	1,799,686
0.38%, 1/4/2012	1,500,000	1,499,952
0.46%, 2/1/2012	2,000,000	1,999,208
0.52%, 2/27/2012	1,000,000	999,177
BHP Billiton Finance U.S.A. Ltd.:
144A, 0.18%, 1/9/2012	1,500,000	1,499,940
144A, 0.19%, 2/7/2012	1,500,000	1,499,707
BNZ International Funding Ltd.:
144A, 0.49%, 3/8/2012	1,500,000	1,498,632
144A, 0.5%, 3/13/2012	1,500,000	1,498,500
144A, 0.57%, 4/10/2012	1,000,000	998,417
Erste Abwicklungsanstalt:
0.37%, 1/9/2012	1,000,000	999,918
0.39%, 2/16/2012	1,200,000	1,199,402
0.4%, 3/9/2012	600,000	599,547
0.4%, 3/29/2012	800,000	799,218
0.42%, 1/3/2012	2,000,000	1,999,953
0.46%, 1/5/2012	1,200,000	1,199,939
Erste Finance Delaware LLC, 0.16%, 1/3/2012	8,000,000	7,999,929
General Electric Capital Services, Inc., 0.23%, 2/6/2012	1,250,000	1,249,712
HSBC Bank U.S.A., NA, 0.21%, 1/18/2012	5,000,000	4,999,504
	Principal Amount ($)	Value ($)

Kells Funding LLC:
144A, 0.35%, 2/17/2012	800,000	799,634
144A, 0.37%, 3/19/2012	700,000	699,439
144A, 0.38%, 4/17/2012	700,000	699,209
144A, 0.43%, 1/30/2012	1,000,000	999,654
144A, 0.45%, 1/20/2012	1,000,000	999,763
144A, 0.52%, 2/1/2012	1,250,000	1,249,440
144A, 0.52%, 2/16/2012	1,500,000	1,499,003
Merck & Co., Inc., 0.06%, 1/11/2012	2,500,000	2,499,958
Mont Blanc Capital Corp., 144A, 0.37%, 1/3/2012	2,500,000	2,499,949
NRW.Bank:
0.4%, 1/6/2012	1,500,000	1,499,917
0.43%, 2/7/2012	2,000,000	1,999,116
Proctor & Gamble Co., 0.07%, 3/27/2012	2,000,000	1,999,666
SBAB Bank AB, 144A, 0.55%, 1/30/2012	1,000,000	999,557
Sheffield Receivables Corp., 144A, 0.4%, 2/7/2012	1,500,000	1,499,383
Standard Chartered Bank, 0.38%, 2/7/2012	2,000,000	1,999,219
Unilever Capital Corp., 0.08%, 3/6/2012	10,000,000	9,998,556
UOB Funding LLC, 0.42%, 1/24/2012	2,500,000	2,499,329
		68,781,133
Issued at Par 0.6%
DnB NOR Bank ASA, 144A, 0.43%, 4/2/2012	1,300,000	1,300,000
Total Commercial Paper (Cost $70,081,133)		70,081,133

Short-Term Notes* 14.4%
Australia & New Zealand Banking Group Ltd., 144A, 0.31%, 1/20/2012	1,200,000	1,200,000
Bank of Nova Scotia:
0.39%, 6/11/2012	1,000,000	1,000,000
0.492%, 1/10/2013	1,000,000	1,000,000
Caisse d'Amortissement de la Dette Sociale, 144A, 0.431%, 5/25/2012	2,000,000	1,999,912
Canadian Imperial Bank of Commerce, 0.373%, 4/26/2012	1,200,000	1,200,000
Commonwealth Bank of Australia:
144A, 0.376%, 2/3/2012	1,000,000	1,000,000
144A, 0.499%, 5/11/2012	2,000,000	2,000,000
JPMorgan Chase Bank NA, 0.57%, 1/8/2013	2,000,000	2,000,000
Kells Funding LLC:
144A, 0.37%, 2/27/2012	1,000,000	1,000,000
144A, 0.423%, 2/24/2012	1,750,000	1,750,000
Landesbank Baden-Wurttemberg, 144A, 0.789%, 6/22/2012	7,250,000	7,250,000
Nordea Bank Finland PLC, 0.941%, 9/13/2012	1,500,000	1,502,556
Queensland Treasury Corp., 0.42%, 11/19/2012	2,000,000	2,000,000
Rabobank Nederland NV, 0.356%, 1/10/2012	750,000	750,000
Svenska Handelsbanken AB, 144A, 0.577%, 8/7/2012	750,000	750,000
Toronto-Dominion Bank, 0.296%, 5/11/2012	1,000,000	1,000,000
	Principal Amount ($)	Value ($)

Westpac Banking Corp.:
0.34%, 1/10/2012	1,500,000	1,500,000
0.366%, 5/9/2012	1,500,000	1,500,000
0.366%, 7/11/2012	750,000	750,000
Total Short-Term Notes (Cost $31,152,468)		31,152,468

Government & Agency Obligations 10.5%
U.S. Government Sponsored Agencies 4.3%
Federal Home Loan Bank:
0.13%, 1/23/2012	2,000,000	1,999,960
0.16%**, 11/13/2012	1,000,000	998,591
0.23%, 8/24/2012	1,200,000	1,200,321
Federal National Mortgage Association:
0.098%**, 2/13/2012	1,200,000	1,199,857
0.137%**, 2/17/2012	1,500,000	1,499,726
0.142%**, 1/17/2012	2,500,000	2,499,833
		9,398,288
	Principal Amount ($)	Value ($)

U.S. Treasury Obligations 6.2%
U.S. Treasury Notes:
0.375%, 8/31/2012	2,130,000	2,133,173
0.625%, 6/30/2012	853,000	855,123
0.625%, 7/31/2012	4,000,000	4,011,673
0.75%, 5/31/2012	2,130,000	2,135,770
0.875%, 1/31/2012	1,250,000	1,250,685
1.375%, 10/15/2012	2,500,000	2,524,005
4.875%, 6/30/2012	426,000	436,017
		13,346,446
Total Government & Agency Obligations (Cost $22,744,734)		22,744,734

Repurchase Agreements 16.1%
JPMorgan Securities, Inc., 0.03%, dated 12/30/2011, to be repurchased at $35,000,117 on 1/3/2012 (a) (Cost $35,000,000)	35,000,000	35,000,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $194,236,050)+	89.5	194,236,050
Other Assets and Liabilities, Net	10.5	22,716,167
Net Assets	100.0	216,952,217

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $194,236,050.

(a) Collateralized by $436,418,506 Federal National Mortgage Association Interest Only, with various coupon rates from 2.0-5.5%, with various maturity dates of 5/25/2013-11/25/2040 with a value of $35,700,108.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (b)	$—	$159,236,050	$—	$159,236,050
Repurchase Agreements	—	35,000,000	—	35,000,000
Total	$—	$194,236,050	$—	$194,236,050

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, valued at amortized cost	$159,236,050
Repurchase agreements, valued at amortized cost	35,000,000
Total investments, valued at amortized cost	194,236,050
Cash	20,707,153
Receivable for investments sold	2,002,095
Receivable for Fund shares sold	371,743
Interest receivable	107,324
Other assets	3,639
Total assets	217,428,004
Liabilities
Payable for Fund shares redeemed	303,165
Distributions payable	994
Accrued management fee	48,871
Other accrued expenses and payables	122,757
Total liabilities	475,787
Net assets, at value	$216,952,217
Net Assets Consist of
Distributions in excess of net investment income	(659)
Paid-in capital	216,952,876
Net assets, at value	$216,952,217
Class A Net Asset Value, offering and redemption price per share ($216,952,217 ÷ 217,036,592 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Interest	$564,080
Expenses: Management fee	614,621
Administration fee	215,659
Services to shareholders	1,167
Custodian fee	16,285
Professional fees	56,440
Reports to shareholders	168,506
Trustees' fee and expenses	8,110
Other	11,901
Total expenses	1,092,689
Expense reductions	(550,185)
Total expenses after expense reductions	542,504
Net investment income	21,576
Net realized gain (loss)	348
Net increase (decrease) in net assets resulting from operations	$21,924

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$21,576	$24,815
Net realized gain (loss)	348	1,201
Net increase (decrease) in net assets resulting from operations	21,924	26,016
Distributions to shareholders from: Net investment income Class A	(21,576)	(24,815)
Total distributions	$(21,576)	$(24,815)
Fund share transactions: Class A Proceeds from shares sold	147,415,537	111,590,276
Reinvestment of distributions	21,589	26,864
Payments for shares redeemed	(150,401,802)	(161,340,354)
Net increase (decrease) in net assets from Class A share transactions	(2,964,676)	(49,723,214)
Increase (decrease) in net assets	(2,964,328)	(49,722,013)
Net assets at beginning of period	219,916,545	269,638,558
Net assets at end of period (including distributions in excess of net investment income of $659 and $1,007, respectively)	$216,952,217	$219,916,545
Other Information
Class A Shares outstanding at beginning of period	220,001,268	269,724,482
Shares sold	147,415,537	111,590,276
Shares issued to shareholders in reinvestment of distributions	21,589	26,864
Shares redeemed	(150,401,802)	(161,340,354)
Net increase (decrease) in Class A shares	(2,964,676)	(49,723,214)
Shares outstanding at end of period	217,036,592	220,001,268

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000		$1.000	$1.000		$1.000
Income from investment operations: Net investment income	.000	*	.000	*	.003	.026		.049
Total from investment operations	.000	*	.000	*	.003	.026		.049
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.003)	(.026)		(.049)
Net asset value, end of period	$1.000		$1.000		$1.000	$1.000		$1.000
Total Return (%)	.01	a	.01	a	.34	2.64	a	5.00	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217		220		270	398		355
Ratio of expenses before expense reductions (%)	.51		.46		.43	.52		.46
Ratio of expenses after expense reductions (%)	.25		.34		.43	.50		.45
Ratio of net investment income (%)	.01		.01		.37	2.56		4.88
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Money Market VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$21,576	$24,815

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses for the Fund. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $549,592, and the amount charged aggregated $65,029, which was equivalent to an annual effective rate of 0.03% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $215,659, of which $19,496 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC aggregated $593, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,402, of which $3,896 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 21% and 12%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Money Market VIP:

We have audited the accompanying statement of assets and liabilities of DWS Money Market VIP (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,000.10
Expenses Paid per $1,000*	$1.26
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,023.95
Expenses Paid per $1,000*	$1.28

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.25%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Money Market VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2010, the Fund's gross performance (Class A shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2MM-2 (R-025834-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Small Mid Cap Growth VIP

(formerly DWS Small Cap Growth VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
20 Proxy Voting
21 Investment Management Agreement Approval
24 Summary of Management Fee Evaluation by Independent Fee Consultant
26 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks of smaller- and medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.78% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP
[] DWS Small Mid Cap Growth VIP — Class A [] Russell 2500TM Growth Index [] Russell 2000® Growth Index
The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
*Effective May 1, 2011, the Russell 2500 Growth Index replaces the Russell 2000 Growth Index as the fund's benchmark index because the Advisor believes that it better reflects the fund's investment strategy.
The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "Amex") and Nasdaq.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,609	$17,489	$9,379	$10,381
	Average annual total return	-3.91%	20.48%	-1.27%	0.38%
Russell 2500 Growth Index*	Growth of $10,000	$9,843	$17,967	$11,528	$16,644
	Average annual total return	-1.57%	21.57%	2.89%	5.23%
Russell 2000 Growth Index	Growth of $10,000	$9,709	$16,853	$11,088	$15,500
	Average annual total return	-2.91%	19.00%	2.09%	4.48%

The growth of $10,000 is cumulative.

Management Summary December 31, 2011 (Unaudited)

The Fund was known as DWS Small Cap Growth VIP until May 1, 2011, when its name, the investment objective and strategy changed. The most significant change was that the Fund could invest in common stock of small and mid-sized U.S. companies in addition to foreign securities and other types of equity securities such as preferred stocks or convertible securities.

In early 2011, investors were confident that the U.S. economy would avoid a "double-dip" recession, supported by 3.2% gross domestic product (GDP) growth in the fourth quarter of 2010, steadier housing starts and signs of improvement in payrolls.1 By March and April 2011, however, higher energy prices from growing social unrest in the Middle East, as well as Japan's earthquake and tsunami, sparked fears of a global slowdown. The market was able to generally brush off these worries and continued its upward trajectory until early July 2011. During mid-summer, the termination of the U.S. Federal Reserve Board's (the Fed's) quantitative easing program, fears of potential contagion from Europe's sovereign debt crisis and some disappointing U.S. economic data significantly dampened investor confidence.2,3 In addition, political gridlock regarding U.S. debt limit discussions weighed on sentiment. Following the United States credit rating downgrade by Standard & Poor's® in early August 2011, the market entered a prolonged period of bearishness and risk aversion.4,5 However, investor confidence reemerged late in the year following early October lows as stronger U.S. leading indicator data buoyed sentiment, and as optimism grew that the United States could possibly decouple from Europe's sovereign problems and avoid financial contagion.

For the 12-month period ended December 31, 2011, the Fund returned -3.91% (Class A shares, unadjusted for contract charges), compared with the -1.57% return of the Russell 2500® Growth Index.6

The Fund's underperformance of the benchmark came primarily from weak stock selection within information technology, industrials and consumer staples.7 Only health care and energy benefitted from strong stock selection. Sector allocation had a positive effect on returns, owing to an overweight in consumer staples and underweights to materials, telecom services and financials.8 In contrast, an overweight to energy and a slight underweight in industrials weighed on returns.

We continue to maintain a long-term perspective, investing in quality small- and mid-cap growth stocks.

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

1 Gross domestic product is the value of goods and services produced in an economy.

2 Quantitative easing is a type of monetary policy whereby governments buy government or other types of securities from the market in order to increase the money supply.

3 Sovereign debt is government bonds issued in a foreign currency.

4 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

5 Standard & Poors is one of the rating agencies that assigns credit quality ratings to bonds.

6 The Russell 2500 Growth Index is an unmanaged, capitalization-weighted measure of the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

7 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

8 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/11	12/31/10

Information Technology	22%	25%
Industrials	19%	16%
Consumer Discretionary	17%	16%
Health Care	17%	20%
Energy	8%	9%
Financials	6%	6%
Materials	6%	5%
Consumer Staples	5%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 16.9%
Auto Components 1.4%
BorgWarner, Inc.* (a)	18,970	1,209,148
TRW Automotive Holdings Corp.*	27,381	892,620
		2,101,768
Hotels Restaurants & Leisure 1.7%
Panera Bread Co. "A"*	17,573	2,485,701
Household Durables 1.1%
Jarden Corp.	52,942	1,581,907
Internet & Catalog Retail 0.7%
Shutterfly, Inc.* (a)	48,423	1,102,107
Media 2.0%
Cinemark Holdings, Inc.	94,221	1,742,146
Interpublic Group of Companies, Inc.	117,895	1,147,119
		2,889,265
Specialty Retail 7.5%
Advance Auto Parts, Inc.	21,496	1,496,767
Children's Place Retail Stores, Inc.* (a)	39,540	2,100,365
DSW, Inc. "A"	43,305	1,914,514
Guess?, Inc.	47,672	1,421,579
PetSmart, Inc.	44,139	2,263,889
Ulta Salon, Cosmetics & Fragrance, Inc.*	27,274	1,770,628
		10,967,742
Textiles, Apparel & Luxury Goods 2.5%
Deckers Outdoor Corp.*	25,982	1,963,460
Hanesbrands, Inc.*	74,985	1,639,172
		3,602,632
Consumer Staples 5.2%
Food Products 2.0%
Diamond Foods, Inc. (a)	43,049	1,389,191
Green Mountain Coffee Roasters, Inc.* (a)	15,542	697,059
TreeHouse Foods, Inc.*	12,613	824,638
		2,910,888
Household Products 1.6%
Church & Dwight Co., Inc.	50,946	2,331,289
Personal Products 1.6%
Herbalife Ltd.	46,515	2,403,430
Energy 8.0%
Energy Equipment & Services 4.1%
Core Laboratories NV (a)	18,218	2,075,941
Dresser-Rand Group, Inc.*	38,749	1,933,963
Dril-Quip, Inc.*	30,365	1,998,624
		6,008,528
Oil, Gas & Consumable Fuels 3.9%
Alpha Natural Resources, Inc.*	33,081	675,845
Approach Resources, Inc.* (a)	63,509	1,867,800
Clean Energy Fuels Corp.* (a)	33,803	421,185
Energy XXI (Bermuda) Ltd.* (a)	38,708	1,234,011
Rosetta Resources, Inc.* (a)	33,719	1,466,776
		5,665,617
	Shares	Value ($)

Financials 5.6%
Capital Markets 2.0%
Affiliated Managers Group, Inc.*	19,549	1,875,726
Lazard Ltd. "A"	41,887	1,093,670
		2,969,396
Consumer Finance 0.8%
DFC Global Corp.*	66,316	1,197,667
Insurance 1.8%
W.R. Berkley Corp.	74,422	2,559,372
Real Estate Management & Development 1.0%
CBRE Group, Inc.*	100,526	1,530,006
Health Care 16.8%
Biotechnology 0.4%
Onyx Pharmaceuticals, Inc.*	14,448	634,990
Health Care Equipment & Supplies 4.1%
Accuray, Inc.* (a)	230,587	975,383
Merit Medical Systems, Inc.*	78,093	1,044,884
Sirona Dental Systems, Inc.*	30,013	1,321,773
Thoratec Corp.*	49,752	1,669,677
Zeltiq Aesthetics, Inc.* (a)	82,306	934,996
		5,946,713
Health Care Providers & Services 5.8%
Centene Corp.*	75,707	2,997,240
DaVita, Inc.*	25,134	1,905,409
ExamWorks Group, Inc.* (a)	132,933	1,260,205
Humana, Inc.	13,841	1,212,610
WellCare Health Plans, Inc.*	22,995	1,207,237
		8,582,701
Health Care Technology 1.2%
SXC Health Solutions Corp.* (a)	32,240	1,820,915
Pharmaceuticals 5.3%
Pacira Pharmaceuticals, Inc.* (a)	180,297	1,559,569
Par Pharmaceutical Companies, Inc.* (a)	51,389	1,681,962
Questcor Pharmaceuticals, Inc.* (a)	92,789	3,858,167
VIVUS, Inc.* (a)	65,348	637,143
		7,736,841
Industrials 18.9%
Aerospace & Defense 1.2%
BE Aerospace, Inc.*	46,368	1,794,905
Commercial Services & Supplies 2.6%
Portfolio Recovery Associates, Inc.* (a)	32,546	2,197,506
United Stationers, Inc.	52,216	1,700,153
		3,897,659
Construction & Engineering 2.0%
Chicago Bridge & Iron Co. NV	36,640	1,384,992
MYR Group, Inc.*	78,695	1,506,223
		2,891,215
Electrical Equipment 2.5%
General Cable Corp.* (a)	30,175	754,677
The Babcock & Wilcox Co.*	34,191	825,370
Thomas & Betts Corp.*	37,093	2,025,278
		3,605,325
	Shares	Value ($)

Machinery 6.7%
Altra Holdings, Inc.* (a)	83,109	1,564,943
Chart Industries, Inc.*	22,561	1,219,873
Gardner Denver, Inc.	19,970	1,538,888
Joy Global, Inc.	23,292	1,746,201
Sauer-Danfoss, Inc.*	42,764	1,548,484
Timken Co.	19,946	772,110
WABCO Holdings, Inc.*	34,460	1,495,564
		9,886,063
Professional Services 1.2%
Robert Half International, Inc. (a)	62,533	1,779,689
Road & Rail 1.1%
Kansas City Southern*	23,073	1,569,195
Trading Companies & Distributors 1.6%
United Rentals, Inc.* (a)	80,889	2,390,270
Information Technology 21.5%
Communications Equipment 2.7%
Comverse Technology, Inc.	1,205	8,098
Finisar Corp.*	41,805	700,025
Harris Corp. (a)	31,404	1,131,800
Polycom, Inc.*	66,027	1,076,240
Sycamore Networks, Inc.*	58,522	1,047,544
		3,963,707
Electronic Equipment, Instruments & Components 2.5%
Cognex Corp.	61,792	2,211,535
Coherent, Inc.*	28,729	1,501,665
		3,713,200
Internet Software & Services 1.2%
Equinix, Inc.* (a)	16,709	1,694,293
IT Services 5.5%
Cardtronics, Inc.* (a)	91,952	2,488,221
MAXIMUS, Inc.	44,699	1,848,304
Syntel, Inc.	39,771	1,860,090
VeriFone Systems, Inc.*	54,287	1,928,274
		8,124,889
Semiconductors & Semiconductor Equipment 1.8%
Atmel Corp.*	104,361	845,324
Cavium, Inc.* (a)	31,861	905,808
Cypress Semiconductor Corp.* (a)	53,862	909,729
		2,660,861
	Shares	Value ($)

Software 7.8%
Concur Technologies, Inc.* (a)	22,333	1,134,293
Informatica Corp.*	37,106	1,370,325
MICROS Systems, Inc.*	33,130	1,543,195
NetQin Mobile, Inc. "A" (ADR)* (a)	97,896	515,912
OPNET Technologies, Inc. (a)	13,476	494,165
Red Hat, Inc.*	37,495	1,548,169
Rovi Corp.*	45,828	1,126,452
Taleo Corp. "A"*	48,652	1,882,346
Ultimate Software Group, Inc.*	27,459	1,788,130
		11,402,987
Materials 5.3%
Chemicals 1.8%
CF Industries Holdings, Inc.	10,420	1,510,692
Solutia, Inc.*	60,429	1,044,213
		2,554,905
Containers & Packaging 1.1%
Crown Holdings, Inc.*	48,858	1,640,652
Metals & Mining 2.4%
Allegheny Technologies, Inc.	20,715	990,177
Cliffs Natural Resources, Inc.	11,236	700,564
Detour Gold Corp.*	24,985	616,808
Haynes International, Inc.	6,649	363,035
Thompson Creek Metals Co., Inc.* (a)	128,882	897,018
		3,567,602
Total Common Stocks (Cost $135,278,857)		144,166,892

Securities Lending Collateral 23.8%
Daily Assets Fund Institutional, 0.18% (b) (c) (Cost $35,020,323)	35,020,323	35,020,323

Cash Equivalents 2.2%
Central Cash Management Fund, 0.07% (b) (Cost $3,293,047)	3,293,047	3,293,047

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $173,592,227)+	124.2	182,480,262
Other Assets and Liabilities, Net	(24.2)	(35,591,148)
Net Assets	100.0	146,889,114

* Non-income producing security.

+ The cost for federal income tax purposes was $174,156,103. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $8,324,159. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,492,551 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,168,392.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $34,096,654, which is 23.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$144,166,892	$—	$—	$144,166,892
Short-Term Investments (d)	38,313,370	—	—	38,313,370
Total	$182,480,262	$—	$—	$182,480,262

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $135,278,857) — including $34,096,654 of securities loaned	$144,166,892
Investment in Daily Assets Fund Institutional (cost $35,020,323)*	35,020,323
Investment in Central Cash Management Fund (cost $3,293,047)	3,293,047
Total investments in securities, at value (cost $173,592,227)	182,480,262
Cash	1,558
Foreign currency, at value (cost $772)	783
Receivable for investments sold	531,978
Receivable for Fund shares sold	968
Dividends receivable	28,025
Interest receivable	18,079
Foreign taxes recoverable	319
Other assets	4,015
Total assets	183,065,987
Liabilities
Payable upon return of securities loaned	35,020,323
Payable for investments purchased	694,008
Payable for Fund shares redeemed	248,198
Accrued management fee	69,826
Other accrued expenses and payables	144,518
Total liabilities	36,176,873
Net assets, at value	$146,889,114
Net Assets Consist of
Distributions in excess of net investment income	(45,601)
Net unrealized appreciation (depreciation) on: Investments	8,888,035
Foreign currency	11
Accumulated net realized gain (loss)	(35,197,406)
Paid-in capital	173,244,075
Net assets, at value	$146,889,114
Class A Net Asset Value, offering and redemption price per share ($146,889,114 ÷ 11,094,343 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.24

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,812)	$587,747
Income distributions — Central Cash Management Fund	4,472
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	116,414
Total income	708,633
Expenses: Management fee	775,353
Administration fee	140,973
Services to shareholders	3,404
Custodian fee	13,192
Audit and tax fees	58,965
Legal fees	7,424
Reports to shareholders	15,965
Trustees' fees and expenses	6,387
Other	4,989
Total expenses	1,026,652
Net investment income (loss)	(318,019)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,187,312
Foreign currency	(1,245)
Payment by affiliate (see Note F)	75,429
15,261,496
Change in net unrealized appreciation (depreciation) on: Investments	(32,232,753)
Foreign currency	11
(32,232,742)
Net gain (loss)	(16,971,246)
Net increase (decrease) in net assets resulting from operations	$(17,289,265)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2011	2010
Operations: Net investment income (loss)	$(318,019)	$(87,977)
Net realized gain (loss)	15,261,496	11,959,891
Change in net unrealized appreciation (depreciation)	(32,232,742)	8,823,086
Net increase (decrease) in net assets resulting from operations	(17,289,265)	20,695,000
Distributions to shareholders from: Net investment income: Class A	(545,355)	—
Total distributions	(545,355)	—
Fund share transactions: Class A Proceeds from shares sold	15,498,269	6,051,148
Net assets acquired in tax-free reorganization	93,892,921	—
Reinvestment of distributions	545,355	—
Cost of shares redeemed	(33,642,074)	(17,902,129)
Net increase (decrease) in net assets from Class A share transactions	76,294,471	(11,850,981)
Increase (decrease) in net assets	58,459,851	8,844,019
Net assets at beginning of period	88,429,263	79,585,244
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $45,601 and $516,412, respectively)	$146,889,114	$88,429,263
Other Information
Class A Shares outstanding at beginning of period	6,384,947	7,439,067
Shares sold	1,084,284	517,480
Shares issued in tax-free reorganization	6,003,455	—
Shares issued to shareholders in reinvestment of distributions	34,959	—
Shares redeemed	(2,413,302)	(1,571,600)
Net increase (decrease) in Class A shares	4,709,396	(1,054,120)
Shares outstanding at end of period	11,094,343	6,384,947

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.85	$10.70	$7.61	$15.07		$14.19
Income (loss) from investment operations: Net investment income (loss)a	(.03)	(.01)	(.02)	(.01)		(.01)
Net realized and unrealized gain (loss)	(.50)	3.16	3.11	(7.45)		.89
Total from investment operations	(.53)	3.15	3.09	(7.46)		.88
Less distributions from: Net investment income	(.08)	—	—	—		—
Net asset value, end of period	$13.24	$13.85	$10.70	$7.61		$15.07
Total Return (%)	(3.91)	29.44	40.60	(49.50	)b	6.20	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	88	80	69		174
Ratio of expenses before expense reductions (%)	.73	.78	.77	.88		.75
Ratio of expenses after expense reductions (%)	.73	.78	.77	.85		.72
Ratio of net investment income (loss) (%)	(.23)	(.12)	(.22)	(.04)		(.09)
Portfolio turnover rate (%)	84	64	93	67		67
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax bases capital loss carryforward of approximately $29,395,000 of pre-enactment losses of which $5,435,000 was inherited from its mergers with DWS Turner Mid Cap Growth VIP and DWS Mid Cap Growth VIP in the current year and which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($5,435,000) and December 31, 2017 ($23,960,000), the respective expiration dates, whichever occurs first and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately $5,239,000 of net realized short-term capital losses and approximately $46,000 of net ordinary losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards	$(29,395,000)
Unrealized appreciation (depreciation) on investments	$8,324,159

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$545,355	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $118,429,716 and $135,190,910, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $140,973, of which $12,696 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC aggregated $301, of which $87 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,265, of which $3,276 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Effective July 14, 2011, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from July 14, 2011 through December 31, 2011, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $10,971.

D. Ownership of the Fund

At December 31, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54%, 23% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

F. Payment by Affiliate

In connection with the Fund's investment strategy change effective May 1, 2011, the Advisor agreed to reimburse the Fund for transaction costs of $75,429 incurred from the repositioning of the Fund's investments.

G. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 2,029,578 Class A shares of DWS Mid Cap Growth VIP and 6,543,235 Class A shares of DWS Turner Mid Cap Growth VIP for 1,818,964 Class A shares and 4,184,491 Class A shares of the Fund, respectively, outstanding on April 29, 2011. DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP's net assets at that date, $28,448,304 and $65,444,617, respectively, including $6,234,926 and $6,931,871 of net unrealized appreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $105,299,610. The combined net assets of the Fund immediately following the acquisition were $199,192,531.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined portfolio for the period subsequent to the portfolio merger. Assuming the acquisition had been completed on January 1, 2011, the Fund's pro forma results of operations for the year ended December 31, 2011, are as follows:
Net investment income*	$(531,751)
Net gain (loss) on investments	$(5,816,813)
Net increase (decrease) in net assets resulting from operations	$(6,348,564)

* Net investment income includes $42,719 of pro forma eliminated expenses.

Because the combined investment portfolio has been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP that have been included in the Fund's Statement of Operations since April 29, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:

We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (formerly DWS Small Cap Growth VIP) (the "Fund"), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Small Mid Cap Growth VIP at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$869.90
Expenses Paid per $1,000*	$3.35
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,021.63
Expenses Paid per $1,000*	$3.62

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Mid Cap Growth VIP	.71%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2011, qualified for the dividends received deduction.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Small Mid Cap Growth VIP's (formerly DWS Small Cap Growth VIP) investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCG-2 (R-025835-1 2/12)

DECEMBER 31, 2011

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Unconstrained Income VIP

(formerly DWS Strategic Income VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
24 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
28 Notes to Financial Statements
36 Report of Independent Registered Public Accounting Firm
37 Information About Your Fund's Expenses
38 Tax Information
38 Proxy Voting
39 Investment Management Agreement Approval
42 Summary of Management Fee Evaluation by Independent Fee Consultant
44 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated September 22, 2011 is 0.95% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Unconstrained Income VIP
[] DWS Unconstrained Income VIP — Class A [] Barclays Capital U.S. Aggregate Bond Index [] Barclays Capital U.S. Government/Credit Index
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
*On September 22, 2011, the Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Government/Credit Index as the fund's benchmark index because portfolio management believes that it better reflects the fund's current investment strategy.
The Barclays Capital U.S. Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Unconstrained Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,531	$14,223	$13,835	$20,122
	Average annual total return	5.31%	12.46%	6.71%	7.24%
Blended Capital U.S. Aggregate Bond Index*	Growth of $10,000	$10,784	$12,171	$13,701	$17,535
	Average annual total return	7.84%	6.77%	6.50%	5.78%
Barclays Capital U.S. Government/Credit Index	Growth of $10,000	$10,874	$12,115	$13,731	$17,664
	Average annual total return	8.74%	6.60%	6.55%	5.85%

The growth of $10,000 is cumulative.

Management Summary December 31, 2011 (Unaudited)

The Class A shares of the Fund returned 5.31% (unadjusted for contract charges) during the 12-month period ended December 31, 2011. This compares with a return of 7.84% for the Barclays Capital U.S. Aggregate Bond Index.1

The Fund was known as DWS Strategic Income VIP until September 22, 2011, when its name, the investment objective and strategy changed. The most significant change is that we will not be constrained in the management of the Fund relative to an index, and we may shift the allocations of the Fund's holdings, favoring different types of securities at different times while maintaining variety in terms of the companies and industries represented in the Fund's holdings.

The primary reason for the Fund's underperformance was its underweight in U.S. Treasuries, which performed much better than the other segments of the bond market in 2011.2 The Fund held an average weighting of 5% in Treasuries throughout the course of the period ended December 31, 2011, while the benchmark had an average weighting of over 53%. We typically hold a light weighting in Treasuries, since we believe we can add more value by investing in other, higher-yielding, market segments.

The Fund held weightings of 48% and 27% in investment-grade corporate and high-yield bonds, respectively, as of December 31, 2011. During the first half of the period, these segments performed very well as investors' heightened risk appetites fueled a continued search for yield. Both asset classes sold off in the latter part of the period, however, weighing on the Fund's relative performance. Similarly, the Fund's positions in commercial mortgage-backed securities (2% of assets as of December 31, 2011) and emerging-markets debt (13%) helped performance in the first half of the period, detracted amid the selloff in higher-risk assets and made a modest contribution to performance overall.3,4 Our currency positioning and global tactical asset allocation strategy were modest detractors from performance.5

We see a number of positive factors remaining in place during the year ahead, including low short-term interest rates; slow, steady global growth; and a steady credit outlook for U.S. corporations. At the same time, however, a number of risks continue to overhang the markets, most notably the ongoing debt crisis in Europe. Through our ability to invest across the full range of the fixed-income asset class, we will look to capitalize on value opportunities and at the same time strive to manage the impact of potential risk factors.

William Chepolis, CFA

John D. Ryan

Gary Russell, CFA

Philip G. Condon

Ohn Choe, CFA

Darwei Kung

Portfolio Managers, Deutsche Investment Management Americas Inc.

Thomas Picciochi

Robert Wang

Portfolio Managers, QS Investors, LLC,

Subadvisor to the Fund

1 The Barclays Capital U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

3 Mortgage-backed securities (MBS) are secured by loans on residential property.

4 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

5 The global tactical asset allocation (GTAA) strategy seeks to identify the relative values among the global bond, currency and equity markets, and then to benefit from the disparities through investments including, but not limited to, futures, options and currency forwards.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Corporate Bonds	66%	62%
Government & Agency Obligations	11%	17%
Cash Equivalents	8%	5%
Collateralized Mortgage Obligations	4%	3%
Convertible Bonds	3%	0%
Loan Participations and Assignments	3%	4%
Commercial Mortgage-Backed Securities	2%	3%
Mortgage-Backed Securities Pass-Throughs	1%	5%
Preferred Securities	1%	1%
Asset-Backed	1%	0%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/11	12/31/10

AAA	8%	20%
AA	3%	2%
A	9%	8%
BBB	23%	18%
BB	24%	21%
B	25%	23%
CCC	4%	5%
Not Rated	4%	3%
	100%	100%

Interest Rate Sensitivity	12/31/11	12/31/10

Effective Maturity	6.0 years	7.2 years
Effective Duration	4.4 years	4.7 years

Asset allocation and interest rate sensitivity are subject to change.

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 64.5%
Consumer Discretionary 8.4%
AMC Entertainment, Inc., 8.0%, 3/1/2014		105,000	103,687
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		15,000	16,313
American Achievement Corp., 144A, 10.875%, 4/15/2016		45,000	34,650
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		80,000	82,000
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		95,000	94,287
9.625%, 3/15/2018		45,000	46,575
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		95,000	98,800
Cablevision Systems Corp.:
7.75%, 4/15/2018		10,000	10,600
8.0%, 4/15/2020		10,000	10,725
Caesar's Entertainment Operating Co., Inc., 11.25%, 6/1/2017		240,000	254,700
CCO Holdings LLC:
6.5%, 4/30/2021		215,000	217,687
7.0%, 1/15/2019		20,000	20,850
7.25%, 10/30/2017		90,000	94,837
7.375%, 6/1/2020		10,000	10,550
7.875%, 4/30/2018		40,000	42,650
8.125%, 4/30/2020		25,000	27,375
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		270,000	286,200
Clear Channel Communications, Inc., 9.0%, 3/1/2021		25,000	21,063
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		15,000	16,125
Series B, 9.25%, 12/15/2017		25,000	27,000
Crown Media Holdings, Inc., 10.5%, 7/15/2019		55,000	57,888
Cumulus Media, Inc., 144A, 7.75%, 5/1/2019		25,000	22,188
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	69,388
6.75%, 6/1/2021		10,000	10,775
7.125%, 2/1/2016		155,000	167,012
EH Holding Corp., 144A, 7.625%, 6/15/2021		40,000	42,000
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		65,000	41
Ford Motor Co., 7.45%, 7/16/2031		65,000	78,000
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		55,000	55,550
Hertz Corp.:
6.75%, 4/15/2019		115,000	115,287
7.5%, 10/15/2018		155,000	161,975
8.875%, 1/1/2014		26,000	26,130
Kohl's Corp., 4.0%, 11/1/2021		90,000	92,209
Lear Corp.:
7.875%, 3/15/2018		40,000	43,300
8.125%, 3/15/2020		40,000	44,000
Limited Brands, Inc., 7.0%, 5/1/2020		20,000	21,650
		Principal Amount ($)(a)	Value ($)

Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		95,000	95,475
Macy's Retail Holdings, Inc., 8.125%, 7/15/2015		10,000	11,546
Mattel, Inc., 5.45%, 11/1/2041		141,400	143,178
Mediacom Broadband LLC, 8.5%, 10/15/2015		110,000	113,300
Mediacom LLC, 9.125%, 8/15/2019		30,000	31,838
MGM Resorts International:
7.625%, 1/15/2017		100,000	95,250
9.0%, 3/15/2020		65,000	71,987
10.375%, 5/15/2014		45,000	51,413
11.125%, 11/15/2017		50,000	57,000
Michaels Stores, Inc., 13.0%, 11/01/2016		25,000	26,685
National CineMedia LLC, 7.875%, 7/15/2021		45,000	44,606
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		25,000	25,969
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		75,000	74,437
Penske Automotive Group, Inc., 7.75%, 12/15/2016		175,000	179,375
PVH Corp., 7.375%, 5/15/2020		25,000	27,125
Regal Entertainment Group, 9.125%, 8/15/2018		35,000	37,538
Sabre Holdings Corp., 8.35%, 3/15/2016		55,000	42,075
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		40,000	41,600
144A, 7.804%, 10/1/2020		70,000	68,235
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	91,000
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		155,000	169,725
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		95,000	99,987
Standard Pacific Corp.:
8.375%, 5/15/2018		100,000	95,000
10.75%, 9/15/2016		80,000	84,000
Time Warner Cable, Inc., 4.0%, 9/1/2021		180,000	182,111
Time Warner, Inc., 4.0%, 1/15/2022		140,000	144,406
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		35,000	35,088
Travelport LLC, 9.0%, 3/1/2016		10,000	5,525
UCI International, Inc., 8.625%, 2/15/2019		20,000	19,400
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		200,000	211,250
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		10,000	9,650
144A, 7.875%, 11/1/2020		25,000	25,375
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	50,000	60,992
144A, 9.75%, 4/15/2018	EUR	100,000	131,690
Valassis Communications, Inc., 6.625%, 2/1/2021		30,000	27,900
Viacom, Inc., 3.875%, 12/15/2021		160,000	163,339
		Principal Amount ($)(a)	Value ($)

Visteon Corp., 144A, 6.75%, 4/15/2019		75,000	74,812
WPP Finance 2010, 144A, 4.75%, 11/21/2021		85,000	84,381
Wyndham Worldwide Corp., 5.75%, 2/1/2018		210,000	222,310
Wynn Las Vegas LLC, 7.75%, 8/15/2020		50,000	55,500
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		60,000	61,800
			5,817,940
Consumer Staples 2.3%
Alliance One International, Inc., 10.0%, 7/15/2016		25,000	22,500
Altria Group, Inc., 9.95%, 11/10/2038		145,000	220,542
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		60,000	57,600
B&G Foods, Inc., 7.625%, 1/15/2018		35,000	37,187
Central Garden & Pet Co., 8.25%, 3/1/2018		35,000	34,300
Darling International, Inc., 8.5%, 12/15/2018		80,000	88,800
Del Monte Corp., 7.625%, 2/15/2019		80,000	76,800
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		35,000	36,487
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	75,225
NBTY, Inc., 9.0%, 10/1/2018		25,000	27,500
Reynolds American, Inc., 6.75%, 6/15/2017		200,000	227,326
Rite Aid Corp.:
7.5%, 3/1/2017		10,000	9,988
8.0%, 8/15/2020		75,000	82,875
Safeway, Inc., 4.75%, 12/1/2021		135,000	138,289
Smithfield Foods, Inc.:
7.75%, 7/1/2017		220,000	240,900
10.0%, 7/15/2014		85,000	98,812
Stater Bros. Holdings, Inc., 7.375%, 11/15/2018		30,000	31,650
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	36,138
TreeHouse Foods, Inc., 7.75%, 3/1/2018		25,000	27,063
			1,569,982
Energy 8.2%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		24,000	23,880
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		60,000	58,200
Anadarko Petroleum Corp., 6.375%, 9/15/2017		215,000	249,214
Arch Coal, Inc.:
144A, 7.0%, 6/15/2019		20,000	20,400
7.25%, 10/1/2020		20,000	20,450
144A, 7.25%, 6/15/2021		35,000	35,963
8.75%, 8/1/2016		90,000	98,325
Berry Petroleum Co., 6.75%, 11/1/2020		90,000	90,900
Bill Barrett Corp.:
7.625%, 10/1/2019		10,000	10,450
9.875%, 7/15/2016		40,000	44,000
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		50,000	52,313
		Principal Amount ($)(a)	Value ($)

Bristow Group, Inc., 7.5%, 9/15/2017		70,000	72,800
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		25,000	26,000
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	116,025
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		15,000	15,150
8.0%, 4/1/2017		165,000	180,675
8.25%, 4/1/2020		60,000	66,300
Continental Resources, Inc.:
7.125%, 4/1/2021		30,000	32,550
7.375%, 10/1/2020		35,000	38,150
8.25%, 10/1/2019		20,000	22,000
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		160,000	155,600
Crosstex Energy LP, 8.875%, 2/15/2018		55,000	60,087
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		75,000	76,687
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		95,000	95,000
El Paso Corp., 7.25%, 6/1/2018		55,000	60,219
Energy Transfer Equity LP, 7.5%, 10/15/2020		35,000	38,238
EQT Corp., 4.875%, 11/15/2021		290,000	292,738
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	56,375
Genesis Energy LP, 7.875%, 12/15/2018		40,000	40,000
Global Geophysical Services, Inc., 10.5%, 5/1/2017		130,000	122,200
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		25,000	25,875
Holly Energy Partners LP, 8.25%, 3/15/2018		55,000	57,750
Inergy LP:
6.875%, 8/1/2021		7,000	7,035
7.0%, 10/1/2018		60,000	60,900
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		250,000	250,000
KazMunayGaz National Co., 144A, 6.375%, 4/9/2021		400,000	406,000
Kinder Morgan Energy Partners LP, 5.8%, 3/1/2021		194,000	219,544
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		25,000	25,906
Linn Energy LLC:
144A, 6.5%, 5/15/2019		50,000	49,625
7.75%, 2/1/2021		60,000	62,400
MEG Energy Corp., 144A, 6.5%, 3/15/2021		40,000	40,900
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	96,075
Nexen, Inc., 5.875%, 3/10/2035		75,000	76,534
Oasis Petroleum, Inc., 6.5%, 11/1/2021		25,000	24,813
Offshore Group Investments Ltd., 11.5%, 8/1/2015		10,000	10,813
Peabody Energy Corp.:
144A, 6.0%, 11/15/2018		20,000	20,400
144A, 6.25%, 11/15/2021		25,000	25,875
Plains All American Pipeline LP, 5.0%, 2/1/2021		170,000	187,272
Plains Exploration & Production Co.:
6.75%, 2/1/2022		65,000	68,087
7.625%, 6/1/2018		60,000	63,600
		Principal Amount ($)(a)	Value ($)

Quicksilver Resources, Inc., 11.75%, 1/1/2016		15,000	17,025
Range Resources Corp., 6.75%, 8/1/2020		20,000	22,200
Regency Energy Partners LP:
6.875%, 12/1/2018		35,000	37,188
9.375%, 6/1/2016		115,000	126,500
Reliance Holdings U.S.A., Inc., 144A, 6.25%, 10/19/2040		250,000	222,274
SandRidge Energy, Inc.:
7.5%, 3/15/2021		50,000	49,625
144A, 8.0%, 6/1/2018		45,000	45,450
SESI LLC:
6.375%, 5/1/2019		40,000	40,700
144A, 7.125%, 12/15/2021		115,000	120,750
Stone Energy Corp.:
6.75%, 12/15/2014		95,000	93,575
8.625%, 2/1/2017		25,000	25,500
Sunoco Logistics Partners Operations LP, 4.65%, 2/15/2022		100,000	102,239
Swift Energy Co., 144A, 7.875%, 3/1/2022		70,000	69,125
Transocean, Inc.:
6.375%, 12/15/2021		120,000	127,546
6.5%, 11/15/2020		215,000	222,093
Venoco, Inc., 8.875%, 2/15/2019		105,000	94,500
WPX Energy, Inc.:
144A, 5.25%, 1/15/2017		75,000	75,375
144A, 6.0%, 1/15/2022		55,000	56,306
Xinergy Corp., 144A, 9.25%, 5/15/2019		60,000	50,700
			5,648,964
Financials 17.3%
Akbank TAS, 144A, 5.125%, 7/22/2015		145,000	140,650
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		85,000	73,100
Ally Financial, Inc.:
6.25%, 12/1/2017		95,000	91,637
8.0%, 3/15/2020		115,000	117,875
8.3%, 2/12/2015		135,000	142,425
Alrosa Finance SA, 144A, 7.75%, 11/3/2020		200,000	199,000
American International Group, Inc.:
Series G, 5.6%, 10/18/2016		290,000	279,513
7.25%, 5/23/2022		150,000	147,150
Antero Resources Finance Corp.:
144A, 7.25%, 8/1/2019		50,000	51,250
9.375%, 12/1/2017		30,000	32,400
Aristotle Holding, Inc., 144A, 4.75%, 11/15/2021		290,000	300,084
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		75,400	57,304
Banco de Bogota SA, 144A, 5.0%, 1/15/2017		200,000	201,586
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		121,000	121,121
Bank of America Corp., 5.0%, 5/13/2021		245,000	223,155
Barclays Bank PLC, 5.14%, 10/14/2020		140,000	118,508
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		290,000	279,487
		Principal Amount ($)(a)	Value ($)

BG Energy Capital PLC, 144A, 4.0%, 10/15/2021		200,000	206,154
BHP Billiton Finance U.S.A. Ltd., 3.25%, 11/21/2021		190,000	195,624
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		200,000	192,250
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		200,000	216,000
Capital One Financial Corp., 3.15%, 7/15/2016		95,000	95,407
Case New Holland, Inc., 7.75%, 9/1/2013		45,000	47,813
CCL Finance Ltd., 144A, 9.5%, 8/15/2014		100,000	111,375
CIT Group, Inc.:
Series C, 144A, 5.25%, 4/1/2014		275,000	273,969
7.0%, 5/1/2015		970	972
144A, 7.0%, 5/4/2015		105,000	105,131
144A, 7.0%, 5/2/2017		355,000	354,556
Citigroup, Inc.:
4.5%, 1/14/2022		65,000	62,531
6.125%, 11/21/2017		145,000	154,748
CNA Financial Corp., 5.75%, 8/15/2021		75,000	76,532
Country Garden Holdings Co., 144A, 11.125%, 2/23/2018		200,000	173,000
E*TRADE Financial Corp.:
6.75%, 6/1/2016		105,000	101,850
12.5%, 11/30/2017		50,000	56,500
Felcor Lodging LP, (REIT), 6.75%, 6/1/2019		70,000	67,200
Ford Motor Credit Co., LLC, 7.5%, 8/1/2012		500,000	516,059
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	20,950
FUEL Trust, 144A, 3.984%, 6/15/2016		290,000	289,961
General Electric Capital Corp.:
4.65%, 10/17/2021		100,000	104,367
5.3%, 2/11/2021		75,000	80,171
HCP, Inc., (REIT), 5.375%, 2/1/2021		143,000	149,919
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	109,187	85
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		340,000	318,750
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014		165,000	168,300
HSBC Finance Corp., 6.676%, 1/15/2021		120,000	124,128
International Lease Finance Corp.:
5.75%, 5/15/2016		20,000	18,551
6.25%, 5/15/2019		50,000	46,190
8.625%, 9/15/2015		40,000	41,000
8.75%, 3/15/2017		180,000	185,400
Intesa Sanpaolo SpA, 144A, 2.906%**, 2/24/2014		205,000	180,491
Jefferies Group, Inc., 5.125%, 4/13/2018		290,000	255,200
JPMorgan Chase & Co., 4.35%, 8/15/2021		405,000	409,012
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		75,000	73,875
		Principal Amount ($)(a)	Value ($)

Lukoil International Finance BV, 144A, 6.656%, 6/7/2022		200,000	200,000
Marfrig Holding Europe BV, 144A, 8.375%, 5/9/2018		200,000	147,000
Morgan Stanley:
5.5%, 7/28/2021		145,000	134,072
5.75%, 1/25/2021		145,000	135,257
MPT Operating Partnership LP, (REIT), 6.875%, 5/1/2021		50,000	49,563
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		25,000	18,125
Nielsen Finance LLC, 11.5%, 5/1/2016		13,000	14,885
NII Capital Corp., 7.625%, 4/1/2021		70,000	69,475
Nuveen Investments, Inc.:
10.5%, 11/15/2015		115,000	114,137
144A, 10.5%, 11/15/2015		95,000	93,337
Odebrecht Finance Ltd., 144A, 6.0%, 4/5/2023		145,000	145,362
OMEGA Healthcare Investors, Inc., (REIT), 6.75%, 10/15/2022		10,000	10,050
Qtel International Finance Ltd., 144A, 4.75%, 2/16/2021		200,000	201,500
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		100,000	99,500
144A, 7.125%, 4/15/2019		100,000	101,750
Santander U.S. Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		145,000	131,662
Shinhan Bank, 144A, 4.125%, 10/4/2016		145,000	145,993
Susser Holdings LLC, 8.5%, 5/15/2016		30,000	32,363
Telecom Italia Capital SA, 4.95%, 9/30/2014		174,000	161,507
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		100,000	102,500
The Goldman Sachs Group, Inc., 5.25%, 7/27/2021		390,000	380,461
Tomkins LLC, 9.0%, 10/1/2018		36,000	39,915
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		50,000	54,688
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		290,000	218,241
Vale Overseas Ltd., 6.25%, 1/23/2017		250,000	281,729
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		300,000	336,750
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		375,000	398,437
Xstrata Canada Financial Corp., 144A, 4.95%, 11/15/2021		115,000	117,487
			11,986,012
Health Care 3.1%
Amgen, Inc., 3.875%, 11/15/2021		190,000	191,732
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		40,000	39,200
Cigna Corp., 4.0%, 2/15/2022		290,000	287,313
Community Health Systems, Inc., 8.875%, 7/15/2015		48,000	49,560
Gilead Sciences, Inc., 5.65%, 12/1/2041		290,000	321,077
HCA Holdings, Inc., 7.75%, 5/15/2021		105,000	106,838
		Principal Amount ($)(a)	Value ($)

HCA, Inc.:
6.5%, 2/15/2020		210,000	217,875
7.5%, 2/15/2022		155,000	158,487
7.875%, 2/15/2020		365,000	394,200
8.5%, 4/15/2019		45,000	49,275
Mylan, Inc., 144A, 7.875%, 7/15/2020		15,000	16,556
STHI Holding Corp., 144A, 8.0%, 3/15/2018		60,000	61,650
Tenet Healthcare Corp., 144A, 6.25%, 11/1/2018		100,000	101,750
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		40,000	39,700
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		75,000	76,594
			2,111,807
Industrials 4.8%
Accuride Corp., 9.5%, 8/1/2018		75,000	72,375
Actuant Corp., 6.875%, 6/15/2017		40,000	41,200
ARAMARK Corp., 8.5%, 2/1/2015		20,000	20,500
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		20,000	20,600
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		105,000	81,112
BE Aerospace, Inc.:
6.875%, 10/1/2020		35,000	38,150
8.5%, 7/1/2018		105,000	114,975
Belden, Inc.:
7.0%, 3/15/2017		45,000	44,944
9.25%, 6/15/2019		40,000	42,700
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		35,000	35,525
Bombardier, Inc., 144A, 7.75%, 3/15/2020		45,000	49,050
Briggs & Stratton Corp., 6.875%, 12/15/2020		35,000	35,875
Casella Waste Systems, Inc., 7.75%, 2/15/2019		110,000	107,525
Cenveo Corp.:
8.875%, 2/1/2018		100,000	87,250
144A, 10.5%, 8/15/2016		55,000	46,338
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		215,000	193,500
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		43,518	25,240
Deluxe Corp., 144A, 7.0%, 3/15/2019		30,000	29,175
Ducommun, Inc., 144A, 9.75%, 7/15/2018		65,000	65,975
DynCorp International, Inc., 10.375%, 7/1/2017		85,000	73,950
Florida East Coast Railway Corp., 8.125%, 2/1/2017		40,000	39,500
FTI Consulting, Inc., 6.75%, 10/1/2020		145,000	149,712
Garda World Security Corp., 144A, 9.75%, 3/15/2017		60,000	60,600
H&E Equipment Services, Inc., 8.375%, 7/15/2016		110,000	112,475
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		30,000	29,400
144A, 7.125%, 3/15/2021		10,000	9,800
Interline Brands, Inc., 7.0%, 11/15/2018		50,000	51,750
		Principal Amount ($)(a)	Value ($)

Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		105,000	114,975
Kansas City Southern Railway Co., 8.0%, 6/1/2015		100,000	106,125
Masco Corp., 7.125%, 3/15/2020		145,000	146,337
Meritor, Inc.:
8.125%, 9/15/2015		55,000	49,225
10.625%, 3/15/2018		60,000	56,400
Navios Maritime Holdings, Inc., 8.125%, 2/15/2019		135,000	100,575
Nortek, Inc., 144A, 8.5%, 4/15/2021		125,000	105,625
Oshkosh Corp.:
8.25%, 3/1/2017		10,000	10,400
8.5%, 3/1/2020		25,000	25,750
Owens Corning, Inc., 9.0%, 6/15/2019		167,000	199,240
Ply Gem Industries, Inc., 13.125%, 7/15/2014		95,000	84,075
RailAmerica, Inc., 9.25%, 7/1/2017		31,000	33,868
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		120,000	127,200
Sitel LLC, 11.5%, 4/1/2018		95,000	70,063
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		75,000	78,375
SPX Corp., 6.875%, 9/1/2017		20,000	21,600
Titan International, Inc., 7.875%, 10/1/2017		160,000	166,400
TransDigm, Inc., 7.75%, 12/15/2018		65,000	69,875
Tutor Perini Corp., 7.625%, 11/1/2018		55,000	51,975
			3,297,279
Information Technology 2.2%
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		35,000	30,450
Amkor Technology, Inc.:
6.625%, 6/1/2021		10,000	9,625
7.375%, 5/1/2018		45,000	46,013
Aspect Software, Inc., 10.625%, 5/15/2017		60,000	62,250
Avaya, Inc., 144A, 7.0%, 4/1/2019		145,000	140,650
CDW LLC, 11.0%, 10/12/2015		9,000	9,450
CommScope, Inc., 144A, 8.25%, 1/15/2019		85,000	85,000
eAccess Ltd., 144A, 8.25%, 4/1/2018		60,000	57,000
Equinix, Inc.:
7.0%, 7/15/2021		40,000	42,200
8.125%, 3/1/2018		140,000	152,600
Fidelity National Information Services, Inc.:
7.625%, 7/15/2017		20,000	21,650
144A, 7.625%, 7/15/2017		10,000	10,775
First Data Corp.:
144A, 7.375%, 6/15/2019		30,000	28,200
144A, 8.875%, 8/15/2020		85,000	85,000
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		190,000	203,062
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	33,450
MasTec, Inc., 7.625%, 2/1/2017		65,000	67,600
		Principal Amount ($)(a)	Value ($)

Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		45,000	43,875
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		50,000	51,250
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		50,000	49,375
SunGard Data Systems, Inc., 10.25%, 8/15/2015		215,000	222,794
Unisys Corp., 144A, 12.75%, 10/15/2014		41,000	46,586
			1,498,855
Materials 7.6%
Aleris International, Inc., 7.625%, 2/15/2018		40,000	39,000
APERAM, 144A, 7.375%, 4/1/2016		150,000	128,250
Appleton Papers, Inc., 11.25%, 12/15/2015		25,000	22,500
ArcelorMittal, 6.125%, 6/1/2018		250,000	246,890
Ball Corp.:
7.125%, 9/1/2016		30,000	32,625
7.375%, 9/1/2019		25,000	27,375
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	70,000	77,008
Boise Paper Holdings LLC, 8.0%, 4/1/2020		30,000	31,725
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		44,531	43,195
Celanese U.S. Holdings LLC, 6.625%, 10/15/2018		35,000	37,187
China Oriental Group Co., Ltd., 144A, 8.0%, 8/18/2015		100,000	85,375
Clearwater Paper Corp., 7.125%, 11/1/2018		65,000	67,600
Clondalkin Acquisition BV, 144A, 2.546%**, 12/15/2013		75,000	69,750
Corp Nacional del Cobre de Chile, 144A, 3.875%, 11/3/2021		200,000	203,632
Crown Americas LLC:
6.25%, 2/1/2021		10,000	10,450
7.625%, 5/15/2017		30,000	32,738
Dow Chemical Co., 5.25%, 11/15/2041		240,000	252,450
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		240,000	232,800
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		40,000	40,000
FMG Resources (August 2006) Pty Ltd.:
144A, 7.0%, 11/1/2015		25,000	25,250
144A, 8.25%, 11/1/2019		90,000	91,575
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		120,175	105,634
10.0%, 3/31/2015		119,040	112,493
Georgia-Pacific LLC, 144A, 5.4%, 11/1/2020		145,000	160,609
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		10,000	10,650
9.5%, 6/15/2017		130,000	142,350
Greif, Inc., 7.75%, 8/1/2019		195,000	210,600
Hexcel Corp., 6.75%, 2/1/2015		93,000	94,279
		Principal Amount ($)(a)	Value ($)

Huntsman International LLC:
8.625%, 3/15/2020		60,000	63,600
8.625%, 3/15/2021		25,000	26,500
International Paper Co., 7.95%, 6/15/2018		145,000	176,498
JMC Steel Group, 144A, 8.25%, 3/15/2018		60,000	58,500
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		60,000	60,000
Lyondell Chemical Co., 8.0%, 11/1/2017		34,000	37,145
LyondellBasell Industries NV, 144A, 6.0%, 11/15/2021		15,000	15,563
Metinvest BV, 144A, 10.25%, 5/20/2015		100,000	94,230
Nalco Co., 144A, 6.625%, 1/15/2019		29,000	33,567
Newcrest Finance Pty Ltd., 144A, 4.45%, 11/15/2021		240,000	236,729
NewMarket Corp., 7.125%, 12/15/2016		110,000	112,475
Novelis, Inc.:
8.375%, 12/15/2017		160,000	170,000
8.75%, 12/15/2020		110,000	117,975
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		110,000	120,450
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		90,000	90,000
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		10,000	8,675
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		55,000	56,925
Quadra FNX Mining Ltd., 144A, 7.75%, 6/15/2019		115,000	130,094
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	45,112
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	32,850
144A, 8.375%, 9/15/2021		30,000	33,150
Silgan Holdings, Inc., 7.25%, 8/15/2016		50,000	53,375
Solo Cup Co., 10.5%, 11/1/2013		170,000	172,550
Southern Copper Corp., 6.75%, 4/16/2040		300,000	300,185
SunCoke Energy, Inc., 144A, 7.625%, 8/1/2019		30,000	30,000
United States Steel Corp., 7.375%, 4/1/2020		80,000	78,000
Verso Paper Holdings LLC, 8.75%, 2/1/2019		25,000	15,250
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	146,812
Vulcan Materials Co., 6.5%, 12/1/2016		105,000	108,412
Wolverine Tube, Inc., 6.0%, 6/28/2014		17,539	15,836
			5,274,448
Telecommunication Services 7.4%
American Tower Corp., 4.5%, 1/15/2018		125,000	127,158
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		350,000	377,125
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		55,000	55,275
8.375%, 10/15/2020		180,000	179,550
8.75%, 3/15/2018		170,000	157,887
CPI International, Inc., 8.0%, 2/15/2018		45,000	37,463
		Principal Amount ($)(a)	Value ($)

Cricket Communications, Inc.:
7.75%, 10/15/2020		310,000	271,250
10.0%, 7/15/2015		100,000	100,000
Crown Castle International Corp., 9.0%, 1/15/2015		195,000	211,331
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	100,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	301,500
ERC Ireland Preferred Equity Ltd., 144A, 8.462%**, 2/15/2017 (PIK)	EUR	86,450	280
Frontier Communications Corp.:
7.875%, 4/15/2015		10,000	10,138
8.25%, 4/15/2017		70,000	71,575
8.5%, 4/15/2020		90,000	92,137
8.75%, 4/15/2022		10,000	9,900
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		120,000	121,800
144A, 7.5%, 4/1/2021		150,000	151,687
8.5%, 11/1/2019		100,000	106,000
11.25%, 6/15/2016		60,000	63,038
Intelsat Luxembourg SA:
11.25%, 2/4/2017		145,000	140,287
11.5%, 2/4/2017 (PIK)		304,218	293,570
144A, 11.5%, 2/4/2017 (PIK)		80,000	77,200
iPCS, Inc., 2.554%**, 5/1/2013		35,000	32,463
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		90,000	83,925
7.875%, 9/1/2018		75,000	76,031
Qwest Communications International, Inc.:
7.125%, 4/1/2018		55,000	57,200
8.0%, 10/1/2015		160,000	170,463
Qwest Corp., 7.625%, 6/15/2015		210,000	232,704
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		35,000	37,713
8.25%, 8/15/2019		25,000	27,188
Sprint Nextel Corp.:
8.375%, 8/15/2017		55,000	49,294
144A, 9.0%, 11/15/2018		250,000	262,500
Syniverse Holdings, Inc., 9.125%, 1/15/2019		25,000	26,375
Telefonica Emisiones SAU, 6.421%, 6/20/2016		290,000	303,483
Telesat Canada, 11.0%, 11/1/2015		190,000	204,012
West Corp.:
7.875%, 1/15/2019		50,000	49,625
8.625%, 10/1/2018		15,000	15,150
Windstream Corp.:
7.0%, 3/15/2019		60,000	60,600
7.5%, 4/1/2023		60,000	59,250
7.75%, 10/15/2020		35,000	36,181
7.875%, 11/1/2017		205,000	221,912
8.125%, 9/1/2018		70,000	74,988
			5,137,708
Utilities 3.2%
Abu Dhabi National Energy Co., 144A, 5.875%, 12/13/2021		200,000	208,000
AES Corp.:
8.0%, 10/15/2017		10,000	11,000
8.0%, 6/1/2020		175,000	192,500
		Principal Amount ($)(a)	Value ($)

Calpine Corp.:
144A, 7.5%, 2/15/2021		80,000	85,600
144A, 7.875%, 7/31/2020		95,000	102,362
Centrais Eletricas Brasileiras SA, 144A, 5.75%, 10/27/2021		200,000	207,800
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		205,000	91,225
Eskom Holdings SOC Ltd., 144A, 5.75%, 1/26/2021		200,000	203,500
Ferrellgas LP, 6.5%, 5/1/2021		20,000	17,600
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		290,000	284,200
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		290,000	339,305
NRG Energy, Inc.:
7.375%, 1/15/2017		90,000	93,375
7.625%, 1/15/2018		35,000	35,000
8.25%, 9/1/2020		45,000	45,225
Suburban Propane Partners LP, 7.375%, 3/15/2020		15,000	15,600
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		50,000	17,750
Toledo Edison Co., 7.25%, 5/1/2020		230,000	286,663
			2,236,705
Total Corporate Bonds (Cost $44,361,656)			44,579,700

Asset-Backed 0.6%
Home Equity Loans
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		90,755	90,502
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		190,000	184,935
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.418%**, 1/15/2037		176,226	124,608
Total Asset-Backed (Cost $393,369)			400,045

Commercial Mortgage-Backed Securities 2.3%
Citigroup Commercial Mortgage Trust, "AMP3", Series 2006-C5, 144A, 5.501%**, 10/15/2049		125,079	116,979
CS First Boston Mortgage Securities Corp., "H", Series 2002-CKP1, 144A, 7.224%**, 12/15/2035		290,000	290,148
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	257,233
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2006-LDP7, 5.875%**, 4/15/2045		140,000	157,126
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	471,196
"E", Series 2005-C2, 5.35%**, 4/15/2040		300,000	167,036
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.269%**, 12/15/2044		140,000	154,053
Total Commercial Mortgage-Backed Securities (Cost $1,678,408)			1,613,771
		Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 4.2%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.841%**, 2/25/2034		161,156	131,672
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.152%**, 12/25/2035		230,106	206,043
Countrywide Home Loans:
"A16", Series 2005-21, 5.0%, 10/25/2035		146,173	143,149
"2A5", Series 2004-13, 5.75%, 8/25/2034		158,469	145,386
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		374,239	44,330
"JS", Series 2004-59, Interest Only, 6.806%**, 4/25/2023		1,065,610	56,129
Government National Mortgage Association:
"XA", Series 2009-118, 5.0%, 12/20/2039		292,413	293,751
"ID", Series 2003-79, Interest Only, 5.5%, 12/20/2031		164,131	7,919
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.535%**, 4/25/2036		488,830	378,292
Merrill Lynch Mortgage Investors Trust:
"2A1A", Series 2005-A9, 2.518%**, 12/25/2035		29,106	28,477
"2A", Series 2003-A6, 2.779%**, 10/25/2033		114,515	101,633
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		97,413	95,985
Vericrest Opportunity Loan Transferee:
"M", Series 2010-NPL1, 144A, 6.0%, 5/25/2039		68,731	67,888
"B1", Series 2010-NPL1, 144A, 8.0%, 5/25/2039		336,892	313,131
"A2", Series 2011-NL1A, 144A, 9.077%, 12/26/2050		300,000	299,299
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.482%**, 10/25/2035		75,822	68,736
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.71%**, 12/25/2034		210,417	182,006
"A3", Series 2005-4, 5.0%, 4/25/2035		52,053	51,892
"B1", Series 2004-1, 5.5%, 2/25/2034		268,634	263,944
"A19", Series 2006-11, 6.0%, 9/25/2036		15,579	15,519
Total Collateralized Mortgage Obligations (Cost $2,967,491)			2,895,181

Government & Agency Obligations 10.8%
Other Government Related (b) 2.3%
Citibank NA, FDIC Guaranteed, 0.465%**, 5/7/2012		650,000	650,968
Export Credit Bank of Turkey, 144A, 5.375%, 11/4/2016		250,000	246,250
		Principal Amount ($)(a)	Value ($)

JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.824%**, 12/26/2012		232,000	233,360
Nak Naftogaz Ukraine, 9.5%, 9/30/2014		100,000	93,750
Penerbangan Malaysia Bhd., 144A, 5.625%, 3/15/2016		200,000	222,486
Qatari Diar Finance QSC, 144A, 5.0%, 7/21/2020		150,000	159,750
			1,606,564
Sovereign Bonds 4.1%
Dominican Republic, 144A, 7.5%, 5/6/2021		400,000	392,000
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	250,000	158,156
Mexico Government International Bond, 5.75%, 10/12/2110		150,000	159,750
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	456	106
Republic of Belarus, REG S, 8.75%, 8/3/2015		145,000	126,875
Republic of Croatia, 144A, 6.375%, 3/24/2021		290,000	264,625
Republic of Ghana, 144A, 8.5%, 10/4/2017		150,000	164,250
Republic of Lithuania, 144A, 6.125%, 3/9/2021		300,000	298,500
Republic of Panama, 5.2%, 1/30/2020		100,000	113,250
Republic of Poland, 5.0%, 3/23/2022		300,000	301,500
Republic of Turkey, 5.125%, 3/25/2022		200,000	191,000
Republic of Uruguay, 7.625%, 3/21/2036		60,000	82,950
Republic of Venezuela, 7.65%, 4/21/2025		290,000	179,800
Russian Federation, REG S, 7.5%, 3/31/2030		363,137	421,693
			2,854,455
U.S. Treasury Obligations 4.4%
U.S. Treasury Bills:
0.003%***, 3/8/2012 (c)		424,000	423,986
0.03%***, 6/28/2012 (c)		4,000	3,999
U.S. Treasury Bond, 3.875%, 8/15/2040		55,000	65,931
U.S. Treasury Notes:
0.75%, 6/15/2014		500,000	505,430
1.5%, 7/31/2016		1,875,000	1,940,177
2.125%, 8/15/2021		55,000	56,409
			2,995,932
Total Government & Agency Obligations (Cost $7,339,478)			7,456,951

Loan Participations and Assignments 2.5%
Senior Loans** 1.4%
Buffets, Inc., Letter of Credit, First Lien, 11.619%, 3/30/2012		12,939	5,693
Charter Communications Operating LLC:
Replacement Term Loan, 2.3%, 1/31/2012		593	590
Term Loan C, 3.83%, 3/30/2012		205,528	201,384
Term Loan B-2, 7.25%, 3/30/2012		3,082	3,085
		Principal Amount ($)(a)	Value ($)

Clear Channel Communication, Inc., Term Loan B, 3.946%, 1/31/2012		46,043	34,201
Dunkin' Brands, Inc., New Term Loan B2, 4.0%, 1/31/2012		68,753	67,829
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 1/23/2012		65,000	65,203
Syniverse Technologies, Inc., Term Loan B, 5.25%, 1/13/2012		49,500	49,583
Tomkins LLC, New Term Loan B, 4.25%, 1/3/2012		452,386	451,727
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		88,875	52,214
			931,509
Sovereign Loans 1.1%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	247,500
Gazprom, 144A, 4.95%, 5/23/2016		200,000	200,250
Russian Railways, 5.739%, 4/3/2017		145,000	145,725
Vimpel Communications, 144A, 7.748%, 2/2/2021		200,000	171,250
			764,725
Total Loan Participations and Assignments (Cost $1,749,655)			1,696,234

Municipal Bonds and Notes 1.3%
Chicago, IL, Airport Revenue, O'Hare International Airport, Series B, 6.0%, 1/1/2041		145,000	163,876
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028 (d)		300,000	338,355
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	152,746
Port Authority of New York & New Jersey, 4.926%, 10/1/2051 (d)		260,000	273,177
Total Municipal Bonds and Notes (Cost $852,110)			928,154

Convertible Bonds 2.5%
Consumer Discretionary 0.2%
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		65,000	97,581
Sonic Automotive, Inc., 5.0%, 10/1/2029		25,000	33,094
Virgin Media, Inc., 6.5%, 11/15/2016		17,000	23,524
			154,199
Consumer Staples 0.3%
AEON Co., Ltd., Series 7, 0.3%, 11/22/2013	JPY	2,000,000	30,680
Archer-Daniels-Midland Co., 0.875%, 2/15/2014		50,000	50,250
Molson Coors Brewing Co., 2.5%, 7/30/2013		40,000	42,350
TEM, Series DG, 4.25%, 1/1/2015	EUR	6,390	8,096
Tyson Foods, Inc., 3.25%, 10/15/2013		30,000	39,787
			171,163
		Principal Amount ($)(a)	Value ($)

Energy 0.0%
China Petroleum & Chemical Corp., Zero Coupon, 4/24/2014	HKD	70,000	10,320
Financials 0.8%
Billion Express Investments Ltd., 0.75%, 10/18/2015		100,000	115,850
Boston Properties LP, 144A, 3.625%, 2/15/2014		30,000	32,363
Glory River Holdings Ltd., 1.0%, 7/29/2015	HKD	100,000	12,071
Industrivarden AB, REG S, 1.875%, 2/27/2017	EUR	50,000	57,982
Kloeckner & Co. Financial Services SA, 1.5%, 7/27/2012	EUR	100,000	126,189
Lukoil International Finance BV, 2.625%, 6/16/2015		100,000	101,550
ORIX Corp., Series 3, 1.0%, 3/31/2014	JPY	5,000,000	70,936
			516,941
Health Care 0.4%
Amgen, Inc., Series B, 0.375%, 2/1/2013		50,000	50,187
Dendreon Corp., 2.875%, 1/15/2016		10,000	7,013
Gilead Sciences, Inc., Series C, 1.0%, 5/1/2014		50,000	54,750
Medtronic, Inc., Series B, 1.625%, 4/15/2013		50,000	50,375
Mylan, Inc., 1.25%, 3/15/2012		20,000	20,050
Shire PLC, 2.75%, 5/9/2014		100,000	118,600
			300,975
Industrials 0.1%
Asahi Glass Co., Ltd., Zero Coupon, 11/14/2014	JPY	5,000,000	64,692
Information Technology 0.5%
Advanced Micro Devices, Inc., 6.0%, 5/1/2015		50,000	48,813
EMC Corp., Series B, 1.75%, 12/1/2013		20,000	28,700
Hitachi Ltd., Series 8, 0.1%, 12/12/2014	JPY	3,000,000	51,077
Intel Corp., 2.95%, 12/15/2035		90,000	93,712
Microsoft Corp., 144A, Zero Coupon, 6/15/2013		60,000	60,750
SanDisk Corp., 1.0%, 5/15/2013		30,000	29,213
Symantec Corp., Series B, 1.0%, 6/15/2013		50,000	55,687
			367,952
Materials 0.0%
Newmont Mining Corp., Series A, 1.25%, 7/15/2014		17,000	23,630
Other Government Related (b) 0.2%
Kreditanstalt fuer Wiederaufbau, 3.25%, 6/27/2013	EUR	100,000	132,596
Total Convertible Bonds (Cost $1,795,805)			1,742,468

		Principal Amount ($)(a)	Value ($)

Preferred Securities 0.8%
Financials 0.7%
Capital One Capital VI, 8.875%, 5/15/2040		330,000	342,504
USB Capital XIII Trust, 6.625%, 12/15/2039		145,000	147,314
			489,818
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		95,000	72,675
Total Preferred Securities (Cost $527,737)			562,493

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $4,000)	4	4,000

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	2,318	5,795
Postmedia Network Canada Corp.*	1,248	11,087
Trump Entertainment Resorts, Inc.*	6	109
Vertis Holdings, Inc.*	63	35
		17,026
Industrials 0.0%
Congoleum Corp.*	2,500	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	2,058	0
Wolverine Tube, Inc.*	778	19,450
		19,450
Total Common Stocks (Cost $54,342)		36,476

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	27
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	85	700
Total Warrants (Cost $17,432)		727

	Contracts	Value ($)

Put Options Purchased 0.0%
90 Day Eurodollar Future, Expiration Date 3/19/2012, Strike Price $99.25 (Cost $22,543)	100	15,000

	Shares	Value ($)

Cash Equivalents 7.9%
Central Cash Management Fund, 0.07% (e) (Cost $5,477,644)	5,477,644	5,477,644

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,241,670)+	97.5	67,408,844
Other Assets and Liabilities, Net	2.5	1,693,922
Net Assets	100.0	69,102,766

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	65,000	USD	65,225	41
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	109,187	EUR	32,169	85
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	88,875	USD	88,819	52,214
					186,213	52,340

* Non-income producing security. In the case of a bond or senior loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $67,415,417. At December 31, 2011, net unrealized depreciation for all securities based on tax cost was $6,573. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,040,736 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,047,309.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	3/15/2012	2	243,212	1,868
10 Year Canadian Government Bond	CAD	3/21/2012	16	2,102,027	3,688
Federal Republic of Germany Euro-Bund	EUR	3/8/2012	8	1,439,621	47,994
United Kingdom Long Gilt Bond	GBP	3/28/2012	4	726,493	16,765
Total unrealized appreciation					70,315

At December 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	3/21/2012	9	1,182,390	(16,264)
10 Year U.S. Treasury Note	USD	3/21/2012	40	5,245,000	(22,899)
2 Year U.S. Treasury Note	USD	3/30/2012	16	3,528,750	(2,027)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2012	3	428,423	(1,229)
Ultra Long U.S. Treasury Bond	USD	3/21/2012	2	320,375	(379)
Total unrealized depreciation					(42,798)

At December 31, 2011, open written option contracts were as follows:
Written Options	Contract Amount	Expiration Date	Strike Price ($)	Value ($) (f)
Put Options
90 Day Eurodollar Future (Premium received $12,458)	100	3/19/2012	99.0	8,125

(f) Unrealized appreciation at December 31, 2011 was $4,333.

At December 31, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (g)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/21/2009 12/20/2014	290,000	1	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA+	(3,357)	(7,340)	3,983
6/21/2010 9/20/2013	70,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	3,430	858	2,572
6/21/2010 9/20/2013	90,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB+	4,830	(1,604)	6,434
12/20/2010 3/20/2016	290,000	4	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB	(7,979)	(114)	(7,865)
3/21/2011 6/20/2016	120,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	(1,748)	4,015	(5,763)
Total net unrealized depreciation							(639)

(g) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At December 31, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
11/28/2012 11/28/2013	2,300,000	4	Floating — LIBOR	Fixed — 1.22%	3,251	—	3,251
11/26/2012 11/26/2013	1,100,000	1	Fixed — 2.375%	Floating — LIBOR	387	—	387
4/13/2012 4/13/2016	1,500,000	5	Floating — LIBOR	Fixed — 1.22%	5,845	—	5,845
10/1/2012 10/1/2021	2,000,000	6	Fixed — 2.375%	Floating — LIBOR	(40,593)	557	(41,150)
10/28/2010 10/28/2025	140,000	4	Floating — LIBOR	Floating — 4.274%++	2,733	—	2,733
11/1/2010 11/1/2025	240,000	7	Floating — LIBOR	Floating — 4.429%++	4,600	—	4,600
11/12/2010 11/12/2025	280,000	4	Floating — LIBOR	Floating — 4.452%++	4,876	—	4,876
11/15/2010 11/15/2025	280,000	7	Floating — LIBOR	Floating — 4.457%++	6,828	—	6,828
11/16/2010 11/16/2025	140,000	4	Floating — LIBOR	Floating — 4.46%++	2,667	—	2,667
11/19/2010 11/19/2025	140,000	7	Floating — LIBOR	Floating — 4.479%++	3,922	—	3,922
11/23/2010 11/23/2025	70,000	4	Floating — LIBOR	Floating — 4.495%++	1,338	—	1,338
10/1/2012 10/1/2042	1,200,000	6	Floating — LIBOR	Fixed — 2.96%	71,001	—	71,001
Total net unrealized appreciation							66,298

++ These interest rate swaps are shown at their current rate as of December 31, 2011.

At December 31, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/26/2011 4/26/2012	1,100,000	5	0.07%	BNP Paribas BPSTAR Enhanced Momentum Index	737	—	737
6/9/2010 6/1/2012	2,800,000	2	0.45%	Citi Global Interest Rate Strategy Index	(9,073)	—	(9,073)
Total net unrealized depreciation							(8,336)

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Citigroup, Inc.

3 Bank of America, N.A.

4 Morgan Stanley

5 BNP Paribas

6 The Goldman Sachs & Co.

7 Barclays Bank PLC

LIBOR: London Interbank Offered Rate

At December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	1,850,000	USD	2,959,347	1/17/2012	85,607	UBS AG
EUR	2,000,000	USD	2,764,074	1/17/2012	169,594	UBS AG
USD	1,959,357	CAD	2,000,000	1/17/2012	6,881	BNP Paribas
USD	4,642,683	GBP	3,000,000	1/17/2012	17,435	Nomura International PLC
GBP	2,150,000	USD	3,380,267	1/17/2012	40,515	Morgan Stanley
GBP	1,075,000	USD	1,688,995	1/17/2012	19,119	Bank of America
USD	605,113	AUD	610,000	1/20/2012	17,240	UBS AG
USD	511,193	NOK	3,060,000	1/20/2012	83	UBS AG
USD	577,406	SEK	3,990,000	1/20/2012	1,729	UBS AG
USD	46,259	NZD	60,000	1/20/2012	375	UBS AG
USD	60,958	JPY	4,760,000	1/20/2012	904	UBS AG
NOK	3,230,000	USD	540,907	1/20/2012	1,227	UBS AG
EUR	680,000	USD	884,104	1/20/2012	3,896	UBS AG
USD	84,513	CHF	80,000	1/20/2012	688	UBS AG
EUR	208,000	USD	272,227	1/25/2012	2,978	JPMorgan Chase Securities, Inc.
JPY	80,000,000	USD	1,053,138	1/27/2012	13,703	BNP Paribas
USD	1,030,243	JPY	80,000,000	1/27/2012	9,193	Morgan Stanley
USD	637,647	CHF	600,000	2/17/2012	2,669	Morgan Stanley
USD	1,542,029	GBP	1,000,000	2/17/2012	11,056	BNP Paribas
EUR	750,000	USD	1,008,282	2/17/2012	35,237	UBS AG
CHF	600,000	USD	660,825	2/17/2012	20,509	Morgan Stanley
GBP	1,000,000	USD	1,566,489	2/17/2012	13,404	Nomura International PLC
USD	641,700	JPY	50,000,000	2/17/2012	8,056	BNP Paribas
EUR	260,000	USD	350,737	2/17/2012	13,379	State Street Bank & Trust Co.
Total unrealized appreciation					495,477

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,303,270	EUR	1,000,000	1/17/2012	(6,030)	Morgan Stanley
CAD	2,000,000	USD	1,959,094	1/17/2012	(7,144)	Barclays Banl PLC
USD	3,233,814	GBP	2,075,000	1/17/2012	(10,566)	Morgan Stanley
USD	62,716	GBP	40,000	1/20/2012	(608)	UBS AG
SEK	2,450,000	USD	349,192	1/20/2012	(6,417)	UBS AG
GBP	230,000	USD	355,520	1/20/2012	(1,602)	UBS AG
JPY	26,530,000	USD	340,207	1/20/2012	(4,580)	UBS AG
NZD	390,000	USD	292,621	1/20/2012	(10,500)	UBS AG
AUD	170,000	USD	171,569	1/20/2012	(1,873)	UBS AG
CAD	450,000	USD	435,567	1/20/2012	(5,946)	UBS AG
USD	1,000,970	EUR	750,000	2/7/2012	(27,924)	Morgan Stanley
Total unrealized depreciation					(83,190)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency exchange contracts and written option contracts please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$44,320,497	$259,203	$44,579,700
Asset-Backed	—	400,045	—	400,045
Commercial Mortgage-Backed Securities	—	1,613,771	—	1,613,771
Collateralized Mortgage Obligations	—	2,895,181	—	2,895,181
Government & Agency Obligations	—	7,456,951	—	7,456,951
Loan Participations and Assignments	—	1,696,234	—	1,696,234
Municipal Bonds and Notes	—	928,154	—	928,154
Convertible Bonds	—	1,742,468	—	1,742,468
Preferred Securities	—	562,493	—	562,493
Common Stocks (i)	16,882	—	19,594	36,476
Warrants (i)	—	—	727	727
Other Investments	—	—	4,000	4,000
Short-Term Investments	5,477,644	—	—	5,477,644
Derivatives (j)	85,315	616,651	—	701,966
Total	$5,579,841	$62,232,445	$283,524	$68,095,810
Liabilities
Derivatives (j)	$(50,923)	$(147,041)	$—	$(197,964)
Total	$(50,923)	$(147,041)	$—	$(197,964)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include value of options purchased and written options, at value, and unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Government & Agency Obligations	Common Stocks	Warrants	Call Options Purchased	Other Investments	Total	Written Options
Balance as of December 31, 2010	$543,619	$284,461	$1,858	$972	$467	$4,000	$835,377	$(35,163)
Total realized gain (loss)	(282,049)	—	(16)	—	(53,970)	—	(336,035)	(9,135)
Change in unrealized appreciation (depreciation)	283,660	5,539	(2,270)	(245)	53,993	0	340,677	4,423
Amortization premium/ discount	5,303	—	—	—	—	—	5,303	—
Purchases	296,067	290,000	20,022	—	—	—	606,089	70,615
(Sales)	(587,397)	(580,000)	—	—	(490)	—	(1,167,887)	(30,740)
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—	—	—	—
Balance as of December 31, 2011	$259,203	$—	$19,594	$727	$—	$4,000	$283,524	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2011	$(533)	$—	$(2,270)	$(245)	$—	$0	$(3,048)	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $61,764,026)	$61,931,200
Investment in Central Cash Management Fund (cost $5,477,644)	5,477,644
Total investments in securities, at value (cost $67,241,670)	67,408,844
Cash	42,838
Foreign currency, at value (cost $258,866)	255,407
Deposit with broker for futures contracts	176,286
Receivable for investments sold	146,470
Receivable for Fund shares sold	2,520
Interest receivable	951,868
Receivable for variation margin on futures contracts	6,912
Unrealized appreciation on swap contracts	121,174
Unrealized appreciation on forward foreign currency exchange contracts	495,477
Upfront payments paid on swap contracts	5,430
Foreign taxes recoverable	1,466
Other assets	1,455
Total assets	69,616,147
Liabilities
Payable for Fund shares redeemed	248,799
Options written, at value (premium received $12,458)	8,125
Unrealized depreciation on swap contracts	63,851
Unrealized depreciation on forward foreign currency exchange contracts	83,190
Upfront payments received on swap contracts	9,058
Accrued management fee	12,457
Other accrued expenses and payables	87,901
Total liabilities	513,381
Net assets, at value	$69,102,766
Net Assets Consist of
Undistributed net investment income	$3,867,140
Net unrealized appreciation (depreciation) on: Investments	167,174
Swap contracts	57,323
Futures	27,517
Foreign currency	419,415
Written options	4,333
Accumulated net realized gain (loss)	(26,324)
Paid-in-capital	64,586,188
Net assets, at value	$69,102,766
Class A Net Asset Value, offering and redemption price per share ($69,102,766 ÷ 5,808,640 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Interest	$4,435,851
Dividends	5,806
Income distributions — Central Cash Management Fund	7,175
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	841
Total income	4,449,673
Expenses: Management fee	396,816
Administration fee	72,148
Services to shareholders	994
Custodian fee	69,972
Audit and tax fees	63,818
Legal fees	18,512
Reports to shareholders	34,582
Trustees' fees and expenses	3,416
Other	50,457
Total expenses before expense reductions	710,715
Expense reductions	(142,266)
Total expenses after expense reductions	568,449
Net investment income (loss)	3,881,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	656,956
Swap contracts	(202,808)
Futures	1,060,372
Written options	(7,623)
Foreign currency	(728,824)
Payments by affiliates (see Note I)	142,890
920,963
Change in net unrealized appreciation (depreciation) on: Investments	(1,999,272)
Swap contracts	312,057
Futures	122,817
Written options	8,756
Foreign currency	410,491
(1,145,151)
Net gain (loss)	(224,188)
Net increase (decrease) in net assets resulting from operations	$3,657,036

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$3,881,224	$4,195,261
Net realized gain (loss)	920,963	2,382,740
Change in net unrealized appreciation (depreciation)	(1,145,151)	522,516
Net increase (decrease) in net assets resulting from operations	3,657,036	7,100,517
Distributions to shareholders from: Net investment income: Class A	(4,074,552)	(4,806,010)
Fund share transactions: Class A Proceeds from shares sold	6,939,450	11,245,997
Reinvestment of distributions	4,074,552	4,806,010
Payments for shares redeemed	(17,200,574)	(16,514,815)
Net increase (decrease) in net assets from Class A share transactions	(6,186,572)	(462,808)
Increase (decrease) in net assets	(6,604,088)	1,831,699
Net assets at beginning of period	75,706,854	73,875,155
Net assets at end of period (including undistributed net investment income of $3,867,140 and $4,058,018, respectively)	$69,102,766	$75,706,854
Other Information
Class A Shares outstanding at beginning of period	6,329,747	6,362,456
Shares sold	592,646	957,272
Shares issued to shareholders in reinvestment of distributions	348,849	420,473
Shares redeemed	(1,462,602)	(1,410,454)
Net increase (decrease) in Class A shares	(521,107)	(32,709)
Shares outstanding at end of period	5,808,640	6,329,747

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.96	$11.61	$10.03	$11.70	$11.80
Income (loss) from investment operations: Net investment incomea	.63	.66	.63	.55	.63
Net realized and unrealized gain (loss)	(.01)	.47	1.50	(1.38)	(.01)
Total from investment operations	.62	1.13	2.13	(.83)	.62
Less distributions from: Net investment income	(.68)	(.78)	(.55)	(.69)	(.72)
Net realized gains	—	—	—	(.15)	—
Total distributions	(.68)	(.78)	(.55)	(.84)	(.72)
Net asset value, end of period	$11.90	$11.96	$11.61	$10.03	$11.70
Total Return (%)b	5.31	10.05	22.73	(7.75)	5.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	76	74	73	100
Ratio of expenses before expense reductions (%)	.99	.95	.86	.89	.84
Ratio of expenses after expense reductions (%)	.79	.86	.80	.87	.83
Ratio of net investment income (%)	5.38	5.62	5.96	5.06	5.50
Portfolio turnover rate (%)	144	167	370	234	147
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Unconstrained Income VIP (formerly DWS Strategic Income VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued based upon a price provided by the broker-dealer with which the option was traded and are generally categorized as Level 3.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at December 31, 2011.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund generally are in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$4,277,448
Undistributed long-term capital gains	$138,130
Unrealized appreciation (depreciation) on investments	$(6,573)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$4,074,552	$4,806,010

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended December 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The value of the Fund's underlying bond investments is subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $2,540,000 to $9,390,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended December 31, 2011, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $740,000 to $2,370,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended December 31, 2011, the Fund entered into total return swap transactions to enhance potential gain. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $2,800,000 to $3,900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the year ended December 31, 2011, the Fund entered into option contracts on interest rate futures and on interest rates in order to hedge portfolio assets against potential adverse interest rate movements.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2011 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $35,000. For the year ended December 31, 2011, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $17,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on fixed-income securities, including on financial indices and security indices, as part of its global tactical asset allocation overlay strategy. For the year ended December 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global equity and bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,511,000 to $32,102,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $10,173,000 to $21,385,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2011, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended December 31, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2011, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,867,000 to $21,033,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $4,238,000 to $17,940,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$15,000	$—	$108,185	$70,315	$193,500
Credit Contracts (b)	—	—	12,989	—	12,989
Foreign Exchange Contracts (c)	—	495,477	—	—	495,477
	$15,000	$495,477	$121,174	$70,315	$701,966

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(c) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(8,125)	$—	$(50,223)	$(42,798)	$(101,146)
Credit Contracts (b)	—	—	(13,628)	—	(13,628)
Foreign Exchange Contracts (c)	—	(83,190)	—	—	(83,190)
	$(8,125)	$(83,190)	$(63,851)	$(42,798)	$(197,964)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value and unrealized depreciation on swap contracts

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$1,031,735	$1,031,735
Interest Rate Contracts (a)	(85,382)	(7,623)	—	(226,624)	28,637	(290,992)
Credit Contracts (a)	—	—	—	23,816	—	23,816
Foreign Exchange Contracts (b)	—	—	(717,387)	—	—	(717,387)
	$(85,382)	$(7,623)	$(717,387)	$(202,808)	$1,060,372	$47,172

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$(31,298)	$(31,298)
Interest Rate Contracts (a)	46,450	8,756	—	309,984	154,115	519,305
Credit Contracts (a)	—	—	—	2,073	—	2,073
Foreign Exchange Contracts (b)	—	—	415,618	—	—	415,618
	$46,450	$8,756	$415,618	$312,057	$122,817	$905,698

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $83,472,753 and $93,604,530, respectively. Purchases and sales of U.S. Treasury obligations aggregated $11,445,314 and $12,489,902, respectively.

For the year ended December 31, 2011, transactions for written options on futures contracts and on interest rates were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	29,000,000	$30,740
Options written	29,000,110	46,301
Options closed	(58,000,010)	(64,583)
Outstanding, end of period	100	$12,458

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as a subadvisor to the Fund. As a subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

For the period from January 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.78%.

Accordingly, for the year ended December 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $142,123, and the amount charged aggregated $254,693, which was equivalent to an annual effective rate of 0.35% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $72,148, of which $5,852 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC aggregated $143, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,760, of which $1,213 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At December 31, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 60% and 38%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

I. Payment by Affiliates

During the year ended December 31, 2011, the Advisor agreed to reimburse the Fund $142,890 for losses incurred on trades executed incorrectly. The amount of the reimbursement is 0.20% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Unconstrained Income VIP (formerly DWS Strategic Income VIP):

We have audited the accompanying statement of assets and liabilities of DWS Unconstrained Income VIP (the "Fund") (formerly DWS Strategic Income VIP), one of the funds constituting the DWS Variable Series II (the "Trust"), including the investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Unconstrained Income VIP (formerly DWS Strategic Income VIP) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2012

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,024.10
Expenses Paid per $1,000*	$4.03
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,021.22
Expenses Paid per $1,000*	$4.02

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Unconstrained Income VIP	.79%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $152,000 as capital gain dividends for its year ended December 31, 2011, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Unconstrained Income VIP's (formerly DWS Strategic Income VIP) investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2UI-2 (R-025836-1 2/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$656,077	$0	$92,869	$0
2010	$813,764	$0	$157,315	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$92,869	$285,550	$530,608	$909,027
2010	$157,315	$295,930	$680,807	$1,134,052

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 22, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 22, 2012